                                  EXHIBIT 10.9





                                    SUBLEASE

                                       For

               East Side of 22nd Floor, 100 North Riverside Plaza

                                Chicago, Illinois

                                      dated

                                  May 15, 1999

                                TABLE OF CONTENTS


                                                                               PAGE
1.    Sublease                                                                    1

2.    Term   1

3.    Master Lease                                                                1
      (a)    Sublessor's Rights Under Master Lease                                2
      (b)    Sublessor's Consent                                                  2
      (c)    Landlord's Obligations                                               2
      (d)    Sublessor's Performance Under the Master Lease                       2
      (e)    Sublessee's Quiet Enjoyment                                          2
      (f)    Right of Sublessor to Perform Sublessee's Obligations                3

4.    Use and Improvements                                                        3

5.    Rent                                                                        3
      (a)    Gross Base Rent                                                      4
      (b)    Additional Rent                                                      4

6.    Representations and Warranties Regarding Master Lease                       4
      (a)    Status                                                               4
      (b)    Rent                                                                 4
      (c)    No Default                                                           5

7.    Master Lease Notices                                                        5

8.    Insurance                                                                   5
      (a)    Insurance under Master Lease                                         5
      (b)    Other Insurance                                                      5
      (c)    Insurance Certificates                                               5
      (d)    Waiver of Subrogation                                                6

9.    Damage or Destruction                                                       6
      (a)    Repair and Restoration                                               6
      (b)    Abatement of Rent                                                    6

10.   Indemnification and Waiver                                                  6

11.   Condemnation                                                                7
      (a)    Total                                                                7

      (b)    Partial                                                              7

12.   Sublessee's Estoppel Certificate                                            7

13.   Assignment and Subleases                                                    8
      (a)    Sublessee Assignment                                                 8
      (b)    Sublessor Assignment                                                 8

14.   Condition of Sublease Premises                                              8
      (a)    Condition                                                            8
      (b)    Upon Termination                                                     8

15.   Access to the Sublease Premises                                             8

16.   Sublessee's Default                                                         9
      (a)    Default                                                              9
      (b)    Termination                                                          9
      (c)    Other Remedies                                                       9
      (d)    Costs and Expenses                                                   11

17.   Security Deposit                                                            11

18.   Notices                                                                     11

19.   Brokers                                                                     12

20.   Late Payments                                                               12

21.   Miscellaneous                                                               12
      (a)    No Waiver                                                            12
      (b)    Memorandum of Lease                                                  12
      (c)    Governing Law                                                        12
      (d)    Successors and Assigns                                               13
      (e)    Amendments                                                           13
      (f)    Time of Essence                                                      13
      (g)    Severability                                                         13
      (h)    Entire Agreement                                                     13
      (i)    Relationship Between the Parties                                     13
      (j)    Remedies Cumulative                                                  13
      (k)    Conflict                                                             13
      (l)    Representative                                                       13

                                    SUBLEASE

        THIS SUBLEASE (the "SUBLEASE") is made and entered into as of this 15th day of May, 1999, by and between MORTON INTERNATIONAL, INC., an Indiana corporation, ("SUBLESSOR") and UNIVERSAL ACCESS, INC., a Illinois corporation ("SUBLESSEE").

                                   WITNESSETH:

        WHEREAS, pursuant to that certain Office Lease dated as of August 31, 1988 (the "Master Lease") by and between Chicago Title and Trust Company as Trustee u/t/a dated April 16, 1985, known as Trust No. 1086781 ("LANDLORD") and Sublessor, a portion of the building commonly known as 100 North Riverside Plaza, Chicago, Illinois 60606 (the "PREMISES") was demised and let to Sublessor; and

        WHEREAS, Sublessor desires to sublease, subdemise and sublet unto Sublessee and Sublessee desires to sublease, subhire and take from Sublessor, a portion of the Premises, located on the east side of the 22nd Floor of 100 North Riverside Plaza, Chicago, Illinois, depicted on Exhibit A (the "Sublease Premises") which shall be deemed to have 12,262 rentable square feet, subject to the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the rents hereinafter reserved and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

         1. Sublease. Sublessor hereby subleases, subdemises and sublets unto Sublessee, and Sublessee hereby subleases, subhires and takes from Sublessor, the Sublease Premises, for the Term (as hereinafter defined) and subject to the terms and conditions hereinafter set forth. Sublessee shall be entitled to receive from Landlord those services and benefits with respect to Sublessee's use and occupancy of the Sublease Premises that Sublessor is entitled to as Tenant under the Master Lease.

         2. Term. The term of this Sublease (the "Term") shall commence on May 15, 1999 (the "SUBLEASE COMMENCEMENT DATE"), and shall terminate on December 31, 2000 (the "EXPIRATION DATE"), unless sooner terminated as provided herein.

         3. Master Lease. This is a Sublease, and this Sublease is subject to and subordinate in all respects, to the Master Lease. Those portions of the Master Lease constituting covenants by Tenant under the Master Lease, attached hereto as Exhibit B (the "MASTER LEASE COVENANTS") are incorporated herein by reference as if fully set forth herein. Sublessee agrees that nothing herein contained shall be deemed to grant Sublessee any rights that would conflict with any of the covenants and conditions of the Master Lease, and Sublessee agrees that it will do nothing in, on or about the Sublease Premises which would result in the breach by Sublessor of Sublessor's undertakings and obligations under the Master Lease. Nothing contained in this Sublease shall be construed as a guarantee by Sublessor of any of the obligations, covenants, warranties, agreements or undertakings of Landlord in the Master Lease, nor as an undertaking by Sublessor to Sublessee on the same or similar terms as are contained in the Master Lease. During the term of this Sublease except as set forth herein, with respect to the Sublease Premises Sublessee agrees to assume and be bound by all of the non-rental payment covenants and agreements made by Sublessor under the Master Lease Covenants and to perform all of the non-rental payment duties, responsibilities and obligations of Sublessor under the Master Lease Covenants (the "MASTER LEASE OBLIGATIONS"), in each case respecting such covenants, substituting Sublessor for Landlord (as defined in the Master Lease) and Sublessee for Tenant (as defined in the Master Lease), and to hold Sublessor harmless from any damages, responsibility or liability which Sublessor may incur by virtue of Sublessee's use of the Sublease Premises or any failure of Sublessee to perform under this Sublease, including, but not limited to, performance of the Master Lease Obligations.

        In order to effectuate the understandings and intent of Sublessor and Sublessee as set forth in this Sublease, Sublessor and Sublessee agree as follows:

         (a) Sublessor's Rights Under Master Lease. Subject to the terms and provisions of this Sublease, whenever Sublessor, as the Tenant under the Master Lease, has reserved a right under the Master Lease, such right shall inure only to Sublessor, as Tenant under the Master Lease, and Sublessee shall have no right, power or authority to amend, revise, terminate or waive any provision of or otherwise adversely affect the Master Lease or to sell, assign, transfer or convey the leasehold interest of Sublessor in the Master Lease.

         (b) Sublessor's Consent. Subject to the terms and provisions of this Sublease, to the extent that Landlord under the Master Lease has reserved the power to consent to or to object to an action to be performed by the Tenant under the Master Lease, Sublessor reserves the same right to consent to or object to such action by Sublessee under this Sublease.

         (c) Landlord's Obligations. With respect to the performance of any obligations of Landlord under the Master Lease ("LANDLORD OBLIGATIONS"), Sublessor shall have no obligation to perform Landlord Obligations. Sublessor agrees to use all reasonable efforts to cause Landlord to provide for Sublessee each and all the services and repairs affecting Sublessee's use and occupancy of the Sublease Premises that Sublessor is entitled to receive from Landlord under the Master Lease ("Landlord Obligations"); provided, however, nothing contained in this Sublease shall be construed as a guarantee by Sublessor that such Landlord Obligations will be performed, nor as an undertaking by Sublessor to provide such services or repairs to Sublessee on the same or similar terms. If, after written request from Sublessee, Sublessor fails to take action for the enforcement of Sublessor's rights (as Tenant under the Master Lease) against Landlord, Sublessee shall have the right to make demand upon Landlord with respect thereto and if such failure is within Landlord's control not remedied within 10 business days Sublessee may set off its Rent against the cost to cure the failure to provide such services or repairs. To the extent that Sublessor's rent abates under the Master Lease with respect to the Sublease Premises as a result of the interruption of or failure of Landlord to provide services in accordance with Paragraph 8 of the Master Lease, Sublessee's Rent hereunder shall abate on a comparable basis.

         (d) Sublessor's Performance Under the Master Lease. Sublessor covenants and agrees that from and after the date hereof and during the term of the Master Lease, Sublessor shall comply in all respects with the requirements of the Master Lease and not take any action or enter into any agreements which shall be in conflict with Sublessor's obligations under this Sublease.

         (e) Sublessee's Quiet Enjoyment. Sublessor covenants that so long as Sublessee keeps, observes and performs all of the terms, conditions, provisions and agreements herein contained on the part of Sublessee to be kept, observed and performed, including, without limitation, payment of Rent (as hereinafter defined), Sublessee shall during the Term peaceably and quietly hold the Sublease Premises, subject to the Master Lease and subject to the terms, covenants, conditions, provisions and agreements hereof, free from hindrance by Sublessor. The foregoing covenant shall not, however, in any way limit, supersede or override any other provision of this Sublease nor shall it make Sublessor in any way guarantor of or require Sublessor to guarantee or assure Sublessee against claims of Landlord or any other third party which do not arise out of a failure by Sublessor to comply with its obligations under this Sublease.

         (f) Right of Sublessor to Perform Sublessee's Obligations. If Sublessee shall fail to make any payment or perform any act required to be made or performed by Sublessee under the Master Lease Covenants, and such default is not cured by Sublessee by the first to occur of (i) one-half of the period specified in the Master Lease for curing such default if such period is ten (10) days or less or (ii) five (5) days prior to the expiration of such Master Lease cure period, Sublessor, without waiving or releasing any obligation or default hereunder, may (but shall be under no obligation to) make such payment or perform such act for the account and at the expense of Sublessee, and may take any and all such actions as Sublessor in its sole discretion deems necessary or appropriate to accomplish such cure. If Sublessor shall reasonably incur any expense in remedying such default, Sublessor shall be entitled to recover such sums upon demand from Sublessee as Additional Rent under this Sublease and such sums shall bear interest from their due date at the prime rate as announced from time to time by Bank One, N.A. plus three percent (3%) per annum (the "DEFAULT RATE"). In the event that Bank One, N.A. shall no longer announce a "prime rate" then the interest rate which shall serve as the Default Rate shall be the 90-day United States Treasury Bill interest rate plus four percent (4%) per annum.

         4. Use and Improvements. Sublessee shall use the Sublease Premises as an office facility only. Sublessee's use of the Sublease Premises shall at all times comply with any and all laws, rules, regulations and ordinances of all governmental authorities having jurisdiction over the Sublease Premises. Sublessee hereby agrees to take and accept the Sublease Premises "AS IS," without requiring any alterations, improvements, repairs or decorations to be made by any party. Sublessee shall not make or cause to be made any additions, improvements or alterations to the Sublease Premises or the Premises without Sublessor's prior written consent, which shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, subject to any necessary approval thereof by Landlord, Sublessor hereby approves those alterations to the Subleased Premises set forth on Exhibit C attached hereto ("Sublessee Alterations") provided that the quality of those Sublease Alterations is at least comparable to that of existing improvements. Upon the expiration or termination of this Sublease, Sublessee shall have no obligation to remove the Sublessee Alterations. In the event that Sublessor consents to any additions, improvements or alterations, such additions, improvements and alterations shall be completed at Sublessee's sole cost and expense in accordance with plans approved by Sublessor and Landlord and in compliance with all applicable laws, statutes, ordinances, codes, rules and regulations of governmental authorities having jurisdiction over the Sublease Premises and the Premises. Sublessee shall be wholly responsible for any and all costs of securing card-keys for its personnel for the building security system and for any charges under the Master Lease for or in connection with any adjustments to or changes of the security system resulting from this Sublease and Sublessee's occupancy hereunder. Sublessee shall provide Sublessor with prior written notices of any work involving electrical, communications, HVAC or other building systems and shall have any such work performed by qualified and licensed contractors.

        Sublessee shall pay all costs and expenses incurred in connection with special services requested by it for or in connection with the Sublease Premises that are beyond those services normally provided to tenants of the Premises, including but not limited to, after-hours HVAC and after-hours freight elevator service ("SPECIAL SERVICES").

         5. Rent. Sublessee shall pay as rent for the Sublease Premises, the aggregate of the following, all of which are hereby declared to be "RENT":

         (a) Gross Base Rent. Sublessee shall pay to Sublessor at such place as Sublessor may from time to time designate, in coin or currency, which, at the time of payment, is legal tender for private or public debts in the United States of America, at annual rates as hereinafter specified, gross base rent ("GROSS BASE RENT"). Gross Base Rent shall be paid in monthly installments as hereinafter provided, in advance on or before the first day of each and every month during the Term, without any set-off or deduction whatsoever. If the Term commences other than on the first day of a month, Gross Base Rent for such month shall be prorated. The Gross Base Rent for the portion of the month in which the Term commences shall be paid on the first day of the Term.

               Gross Base Rent for the Term shall be the sum of Six Hundred Thirty-Eight Thousand One Hundred Fifty-One and 53/100 Dollars ($638,151.53), payable in monthly installments as follows:

                       (1) Sublessee shall pay to Sublessor on the Sublease
               Commencement Date the sum of Sixteen Thousand Eight Hundred Seventy-Six and 80/100 Dollars ($16,876.80), representing Base Rent for May, 1999; and

                       (2) Beginning on June 1, 1999, and thereafter on the
               first day of each month through and including December 1, 2000, Sublessee shall pay monthly installments of Base Rent of Thirty-Two Thousand Six Hundred Ninety-Eight and 67/100 Dollars ($32,698.67) each.

         (b) Additional Rent.

                    (1) Sublessee shall pay any and all additional sums for
             Special Services as and when such charges may become due. Sublessee shall pay to Sublessor, an electricity charge for the Sublease Premises, equal to Sublessor's actual cost of all electricity consumed on the Sublease Premises based on Sublessee's monthly metered usage for the Sublease Premises. Such sums shall be due with the next installment of Gross Base Rent.

                    (2) Any sums due to Sublessor by Sublessee under this
             Sublease which are not Gross Base Rent shall be deemed and considered to constitute "ADDITIONAL RENT".

         6. Representations, Warranties and Covenants Regarding Master Lease. As of the date hereof Sublessor hereby represents, warrants and covenants to Sublessee as follows:

         (a) Status. Sublessor is the current tenant under the Master Lease and the Master Lease is in full force and effect. The stated expiration date of the term of the Master Lease extends beyond the Term of this Sublease.

         (b) Rent. All rents and other amounts (including additional rents and other charges) reserved or required under the Master Lease have been paid to the extent they were payable prior to the date hereof.

         (c) No Default. Sublessor is not in default under the Master Lease and to the best of Sublessor's knowledge, there is no existing default by Landlord under the Master Lease.

         (d) This Sublease will not conflict with, constitute a default under or result in a breach of or a violation of any provision of the Master Lease.

         (e) Sublessor will not amend or modify any term of the Master Lease in a manner that would materially decrease Sublessee's benefits or materially increase Sublessor's obligations hereunder.

         7. Master Lease Notices. From and after the date hereof Sublessor and Sublessee shall each immediately deliver to the other true, complete and exact copies of any notices, demands, communications or other instruments or documents received from, or given by or to Landlord, by either of them pertaining to any default under the Master Lease. Sublessor and Sublessee shall each immediately furnish the other with any and all information such party may request concerning performance by the other party of the covenants of the Master Lease. Any notice of default delivered by Landlord relating to the Sublease Premises, pursuant to the Master Lease, with respect to a Master Lease Obligation, shall be deemed and considered to be a notice of default by Sublessor pursuant to this Sublease.

         8. Insurance.

         (a) Insurance under Master Lease. From and after the Sublease Commencement Date Sublessee shall, at a minimum, obtain, pay for and provide or cause to be provided any and all liability insurance policies with the coverages and types of insurance carriers all as may be required to be obtained and carried under, and in strict conformance and compliance with, the Master Lease. From and after the Sublease Commencement Date Sublessee shall, at a minimum, provide or cause to be provided to Landlord and Sublessor in a timely fashion and in strict compliance and conformance with the Master Lease all appraisals, certificates, endorsements and notices relating to or respecting such insurance required by the Master Lease. Sublessor and Landlord shall be named as an additional insured under each of such insurance policies.

         (b) Other Insurance. In addition to the insurance policies and coverages required to be provided under the foregoing Section 8(a), from and after the Sublease Commencement Date Sublessee shall also provide or cause to be provided the following insurance policies or increased coverages under the foregoing policies:

                (1) A standard form of fire insurance policy insuring leasehold improvements, personal property, equipment and fixtures of Sublessee on the Sublease Premises ("Sublessee's Property") in an amount equal to the full replacement value of Sublessee's Property, with broad form extended coverage endorsement (including explosion and sprinkler leakage coverage); and

                (2) Workers' compensation insurance in an amount required by applicable law.

         (c) Insurance Certificates. All policies provided for under this Sublease shall provide for at least thirty (30) days prior written notice of cancellation by the insurer to Sublessor. Sublessee shall furnish to Sublessor on the Sublease Commencement Date and not less than thirty (30) days before the expiration of any such policy a certificate evidencing, or if requested by Sublessor a certified copy of, each insurance policy. Sublessor and Landlord shall be named as an additional insured with respect to the foregoing insurance policies.

        In case Sublessee fails to furnish Sublessor with any policy of insurance or certificate thereof, or in case Sublessee fails to furnish Sublessor with a renewal policy of insurance or certificate thereof, as hereinabove provided, Sublessor, after ten (10) days written notice to Sublessee, may, at its option, but shall not be required to, procure the same and the cost thereof shall be payable by Sublessee within ten (10) days after written demand therefor and shall be deemed and collectible as Additional Rent and shall bear interest at the Default Rate from the date of such payment by Sublessor and demand to Sublessee until the same shall be repaid by Sublessee.

         (d) Waiver of Subrogation. Sublessee agrees that each policy of insurance shall contain a waiver of subrogation clause as to Sublessor and Landlord and their officers, directors, employees, agents and invitees (the "SUBLESSOR INDEMNIFIED PARTIES"); and Sublessee waives, releases and discharges Sublessor and the Sublessor Indemnified Parties from all claims or demands whatsoever which Sublessee may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property and business of Sublessee occasioned by fire or other cause, whether such claim or demand may arise because of the negligence or fault of Sublessor and the Sublessor Indemnified Parties and Sublessee agrees to look to the insurance coverage only in the event of such loss. Sublessor agrees that each policy of insurance insuring the leasehold improvements, personal property, equipment and Fixtures of Sublessor shall contain a waiver of subrogation clause as to Sublessee and its officers, directors, employees, agents and invitees (the "SUBLESSEE INDEMNIFIED PARTIES"); and Sublessor waives, releases and discharges Sublessee and the Sublessee Indemnified Parties from all claims or demands whatsoever which Sublessor may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property and business of Sublessor occasioned by fire or other cause, whether such claim or demand may arise because of the negligence or fault of Sublessor and the Sublessee Indemnified Parties and Sublessor agrees to look to the insurance coverage only in the event of such loss.

         9. Damage or Destruction.

         (a) Repair and Restoration. If the Property or the Premises or any part thereof, or the Sublease Premises or any part thereof, shall, at any time or times after the Sublease Commencement Date during the continuance of the Term, be destroyed or damaged by fire or other casualty, Sublessor shall not be obligated to undertake any repair or restoration of the Sublease Premises. In the event that the Master Lease is terminated pursuant to Section 13 of the Master Lease, this Sublease shall also terminate as of the date of termination of the Master Lease. In the event that the Master Lease is not terminated and Landlord undertakes to repair the property pursuant to Section 13 of the Master Lease, then, at Sublessor's option, this Sublease shall continue in full force and effect and Sublessee's rights shall at all times remain subject to the rights of Landlord and Sublessor under the Master Lease. In the event that this Sublease is not terminated, Sublessee shall take possession of the Sublease Premises within two (2) days after notice from Sublessor that repairs to the Sublease Premises have been substantially completed by Landlord.

         (b) Abatement of Rent. In the event of fire or other casualty, Rent shall be abated pursuant to the terms and provisions of Section 13.A of the Master Lease.

         10. Indemnification and Waiver. In addition to and not in derogation of the obligations of Sublessee under the Master Lease, except to the extent prohibited by law, Sublessee hereby agrees to defend, indemnify and hold Sublessor and Sublessor's officers, directors, invitees, employees, agents, successors and assigns, harmless from all loss, damage, expense, claims and actions that Sublessor or Sublessor's officers, directors, invitees, employees, agents, successors and assigns may suffer or sustain or be held liable for, arising out of loss of life or damage or injury to persons or property to whomsoever belonging, arising out of or connected with the following:

        (a) The use of the Sublease Premises or any portion of the Premises by Sublessee or its beneficiaries, officers, agents, employees, tenants, invitees or licensees; or

        (b) Failure by Sublessee to comply with its obligations hereunder or under the Master Lease Covenants.

        Sublessee agrees, to the extent not expressly prohibited by law, that Sublessor and the Sublessor Indemnified Parties shall not be liable, and Sublessee waives all claims, for damage to property and business sustained during the Term of this Sublease by Sublessee occurring in or about the Premises or the Sublease Premises resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Sublease Premises or any part thereof, or from equipment or appurtenances becoming out of repair or from accident, or from any occurrence or act or omission of Sublessor or any of the Sublessor Indemnified Parties, or any other person. All property of Sublessee shall be solely at the risk of Sublessee and Sublessee relieves and releases Sublessor of all responsibility for theft, robbery or pilferage.

        Indemnification of Sublessee: Sublessor hereby indemnifies and holds Sublessee harmless from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred as a result of or arising out of:

        (a) any claim for personal injury or property damage asserted against Sublessee in connection with the land or the building that arise on any portion of the Sublease Premises not during the Term, and

        (b) any termination of this Sublease resulting from (i) a default by Sublessor under the Master Lease not directly caused by Sublessee's default hereunder, or (ii) any act of Sublessor.

        11. Condemnation.

        (a) Total. Subject to the rights of Landlord under the Master Lease, after the date hereof in the event that the entire Sublease Premises shall be taken or damaged by the exercise of the power of eminent domain, then (whether or not this Sublease shall terminate by operation of law upon such exercise of the power of eminent domain) this Sublease shall terminate effective as of the date of such taking and Rent shall be prorated to such date of termination. Sublessee shall not be entitled to any award or portion thereof arising from such taking.

        (b) Partial. In the event that after the date hereof a portion of the Premises or the Sublease Premises is taken or damaged by the exercise of the power of eminent domain and the Master Lease is not terminated pursuant to the provisions of the Master Lease, then this Sublease shall not terminate but Rent shall be apportioned based upon the proportion of the Sublease Premises not so taken or damaged. Sublessee shall not be entitled to any award or any portion thereof arising from such partial taking.

        12. Estoppel Certificate. Sublessee and Sublessor agree, at any time and from time to time, upon not less than ten (10) business days prior written request to execute, acknowledge and deliver a statement in writing in recordable form certifying (i) that this Sublease is unmodified and in full force and effect (or, if there have been modifications, that this Sublease is in full force and effect, as modified, and stating the modifications), (ii) the date to which Rent and other charges have been paid,
(iii) whether or not there is any existing default under this Sublease and specifying any such breach or default known to such party.

        13. Assignment and Subleases.

        (a) Sublessee Assignment. Sublessee shall not assign or sub-sublease all or any part of its right, title and interest in this Sublease or any part of its interest in the Sublease Premises or any part thereof.

        (b) Sublessor Assignment. From and after the Sublease Commencement Date, Sublessor shall be entitled to assign its interest in the Master Lease, subject to this Sublease, and/or this Sublease to any person it shall so desire free of any obligation or duty to secure the consent of Sublessee. Any assignment permitted under this Section 13(b) shall be effective to release Sublessor from any and all future obligations under this Sublease, provided the assignee assumes Sublessor's obligations hereunder.

        14. Condition of Sublease Premises.

        (a) Condition. Sublessee acknowledges that Sublessor has made no representations regarding the Sublease Premises as to adequacy and/or fitness for Sublessee's proposed use thereof, or for any use, provided, however, Sublessor states that to the best of its knowledge the HVAC and mechanical systems in the Sublease Premises are in good condition. From and after the Sublease Commencement Date Sublessee shall, at its own expense, maintain and repair the Sublease Premises including, without limitation, any and all HVAC, electrical or plumbing systems serving the Sublease Premises consistent with the Master Lease in at least as good of a condition as exists on the Sublease Commencement Date. Sublessee's maintenance and repair obligations with respect to the Sublease Premises shall be identical to Sublessor's maintenance and repair obligations as set forth in the Master Lease.

        (b) Upon Termination. At the Expiration Date or upon any other termination of this Sublease, Sublessee shall deliver up the Sublease Premises and all improvements and fixtures existing thereon in good order and condition, reasonable wear and tear from normal use and fire or casualty excepted; and all improvements existing on the Sublease Premises upon the termination of this Sublease which have been put in at the expense of Sublessee shall remain upon and be surrendered with the Sublease Premises as a part thereof and thereupon become the property of Sublessor without cost, charge or reimbursement to Sublessee; provided, however, that upon request from Sublessor, all improvements and alterations made by Sublessee shall be removed by Sublessee, at Sublessee's sole cost and expense and the Sublease Premises shall be restored by Sublessee to the same condition as of the Sublease Commencement Date, wear and tear, fire or other casualty and condemnation excepted.

        15. Access to the Sublease Premises. From and after the Sublease Commencement Date, Sublessee agrees that it will permit Sublessor, or any duly authorized agent of Sublessor, access to the Sublease Premises at any reasonable time for the purpose of examination and inspection of the same and to show the space to other prospective subtenants upon reasonable prior notice. In addition, Sublessor, after notice to Sublessee (except in the case of emergency when no notice shall be required) shall be entitled to access to the Sublease Premises to install, maintain, repair or replace any wiring, piping or other facilities located above the drop ceiling of the Sublease Premises.

        16. Sublessee's Default.

        (a) Default. Each of the following shall be a default of Sublessee under this Sublease:

               (1) The non-payment by Sublessee to Sublessor of Gross Base Rent within five (5) days after such sum is due, or the non-payment of any other Rent after five (5) days written notice.

               (2) Breach, default, or non-compliance by Sublessee with any covenant contained in this Sublease other than those described in
        Section 1(a)(1), followed by notice as herein provided from Sublessor to Sublessee and failure of Sublessee to remedy or correct such breach, default or non-compliance (i) as respects matters that are defaults under the Master Lease, within the earlier to occur of one-half (1/2) of the period specified in the Master Lease for curing such defaults or ten
        (10) days or less or five (5) days prior to the expiration of such Master Lease cure period, or (ii) as respects defaults which are defaults hereunder but not under the Master Lease, within thirty (30) days after receipt of such notice.

               (3) A petition is filed by or against Sublessee to declare Sublessee bankrupt or seeking a plan of reorganization or arrangement or substitution, therefor, or to delay payment of, reduce or modify Sublessee's debts; or any petition is filed or other action taken to reorganize or modify Sublessee's capital structure; or Sublessee is declared insolvent by law or any assignment of Sublessee's property is made for the benefit of creditors; or a receiver is appointed for Sublessee or Sublessee's property; provided, however, that in the event of any involuntary proceeding or appointment brought against Sublessee, Sublessee shall have sixty (60) days in which to have such a proceeding or appointment dismissed.

        (b) Termination. In the event a default as provided in Section 16(a) above shall occur and not be timely cured within the time period provided, Sublessor shall have the right immediately to terminate this Sublease, and Sublessor shall have the immediate right to re-enter and repossess the Sublease Premises and remove all persons therefrom without being guilty of trespass and without prejudice to any remedies for accrued Rents or damages, and in such event Sublessor shall be additionally entitled to recover reasonable attorneys' fees incurred in connection with effecting such cancellation and termination. Sublessee shall quit and peacefully surrender the Sublease Premises to Sublessor upon or at any time after such termination, and after such termination Sublessor may dispossess Sublessee and all persons from the Sublease Premises, and may have, hold and enjoy the Sublease Premises and the right to receive all rental income from the same.

        (c) Other Remedies. In addition to the right of Sublessor to cancel and terminate this Sublease as above provided for in this Section 16, and without waiver or limitation of such right, Sublessor may after a default by Sublessee which is not timely cured (i) recover damages from Sublessee for non-compliance with any covenant, agreement or warranty contained in this Sublease or for non-payment of any sum required to be paid by Sublessee to Sublessor, (ii) seek specific performance or other equitable relief with respect to any covenant of this Sublease and (iii) terminate Sublessee's right to possession without terminating this Sublease, whereupon the right of Sublessee to possession of the Sublease Premises or any part thereof shall cease. The waiver of any one event of default shall not be construed as the waiver of any other event of default.

        If Sublessor terminates Sublessee's right to possession of the Sublease Premises without terminating this Sublease, such termination of possession shall not release Sublessee, in whole or in part, from Sublessee's obligations hereunder for the full Term. Sublessor shall have the right from time to time, to recover from Sublessee, and Sublessee shall remain liable for, all Rent for the period from the date of such termination of possession to the Expiration Date. In any such case, Sublessor shall use reasonable efforts to relet the Sublease Premises or any part thereof, for such time (which may be for a term extending beyond the Term) and upon such terms as Sublessor, in Sublessor's discretion, shall determine, and Sublessor shall not be required to accept any subtenant offered by Sublessee or to observe any instructions given by Sublessee relative to such reletting. Also, in any such case, Sublessor may change the locks or other entry devices of the Sublease Premises and make repairs, alterations and additions in or to the Sublease Premises and redecorate the same to the extent deemed by Sublessor necessary or desirable, and Sublessee shall upon ten (10) days written notice, pay the cost thereof (but only to the extent necessary to restore the Sublease Premises to the condition as existed on the Sublease Commencement Date) together with Sublessor's expenses of rereletting, including, without limitation, customary brokerage commissions. Sublessor may collect the rents from any such reletting and shall apply the same, first to the payment of the expenses of reentry, redecoration, repair and alterations and the expenses of reletting and second to the payment of Rent and any excess or residue shall operate only as an offsetting credit against the amount of Rent due and owing as the same thereafter becomes due and payable hereunder; but the use of such offsetting credit to reduce the amount of Rent due Sublessor, if any, shall not be deemed to give Sublessee any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Sublessor solely; provided that in no event shall Sublessee be entitled to a credit on its indebtedness to Sublessor in excess of the aggregate sum (including Rent) due and owing or which would have been paid for the period for which the credit to Sublessee is being determined, had no default occurred, as applicable. No such re-entry, repossession, repairs, alternations, additions or reletting shall be construed as an eviction or ouster of Sublessee or as an election on Sublessor's part to terminate this Sublease, unless a written notice of such intention is given to Sublessee, or shall operate to release Sublessee in whole or in part from any of Sublessee's obligations hereunder, and Sublessor may, at any time and from time to time, sue and recover judgment for any deficiencies from to time remaining after the application from time to time of the proceeds of any such reletting.

        In the event of the termination of this Sublease by Sublessor as provided for above, Sublessor shall be entitled to recover from Sublessee all sums which Sublessor is entitled to recover under any provision of this Sublease including, but not limited to, all the fixed dollar amounts of Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Sublessee and an amount equal to the excess of the present value of Base Rent plus the Additional Rent provided to be paid for the remainder of the Term over the rental value of the Sublease Premises for the remainder of the Term after deduction of all anticipated expenses of reletting. Should the rental value of the Sublease Premises after deduction of all anticipated expenses of reletting exceed the present value of the Base Rent plus the Additional Rent provided to be paid by Sublessee for the remainder of the Term, Sublessor shall not be obligated to pay to Sublessee any part of such excess.

        (d) Costs and Expenses. Sublessee shall pay upon demand all of Sublessor's costs, charges and expenses, including without limitation, court costs and reasonable attorneys' fees incurred in successfully enforcing Sublessee's obligations under this Sublease or incurred by Sublessor in any litigation, negotiation or transaction in which Sublessee causes Sublessor to become involved or concerned. The prevailing party in any proceedings between Sublessor and Sublessee shall be entitled to recover its reasonable attorney's fees incurred in such proceeding as a part of any judgment.

        17. Sublessor's Default. Upon a default by Sublessor of any obligations hereunder that adversely affects Sublessee, Sublessee may after thirty (30) days written notice to Sublessor pursue any remedies it may have at law or in equity against Sublessor.

        Notwithstanding any other provision of this Sublease to the contrary Sublessee waives any and all right to claim punitive damages and consequential damages, including but not limited to loss of profits, and in no event shall damages recoverable by Sublessee from Sublessor for any breach or breaches this Sublease or any representation, warranty or covenant under or with respect to this Sublease exceed $400,000 in the aggregate. Sublessor shall pay upon demand all of Sublessee's costs charges and expenses, including without limitation courts costs and reasonable attorneys' fees incurred in successfully enforcing Sublessor's obligations under this Sublease.

        18. Security Deposit. As additional security for the faithful and prompt performance of its obligations hereunder, Sublessee has, concurrently with the execution of this Sublease, paid to Sublessor an amount equal to $32,698.67 (the "SECURITY DEPOSIT"). The Security Deposit may be applied by Sublessor for the purpose of curing any default or defaults of Sublessee hereunder, in which event Sublessee shall replenish the Security Deposit in full by promptly paying to Sublessor the amount so applied. Sublessor shall not pay any interest on the Security Deposit. If Sublessee has not defaulted hereunder, Sublessor has not applied the Security Deposit to cure a default, or Sublessor has applied the Security Deposit to cure a default and Sublessee has replenished the same, then the Security Deposit, or such applicable portion thereof, shall be paid to Sublessee after the termination of this Sublease and the surrender of the Sublease Premises to Sublessor. The Security Deposit shall not be deemed an advance payment of Rent or a measure of Sublessor's damages for any default hereunder by Sublessee, nor shall it be a bar or defense to any action that Sublessor may at any time commence against Sublessee.

        19. Notices. All notices or demands upon Sublessor or Sublessee desired or required to be given under any provisions hereof shall be in writing. Any notices or demands given under this Sublease shall be deemed to have been given if a copy thereof has been delivered as herein provided addressed as follows:

        If to Sublessor:

        Morton International, Inc.
        100 North Riverside Plaza
        Chicago, Illinois 60606
        Attention:  Vice President of Legal Affairs
                    and General Counsel

        If to Sublessee:

        Universal Access, Inc.
        100 North Riverside Plaza
        22nd Floor
        Chicago, Illinois 60606
        Attention: Robert Pommer

or to such other address or addresses as the party entitled to such notice may hereafter from time to time specify by written notice to the other party. Failure to provide copies of notices to those designated as entitled to a copy shall not result in a notice being ineffective. Unless personal delivery is specifically required under the provision of this Sublease the delivery of all notices shall be deemed effective upon receipt if by personal delivery or two
(2) days after posting if by registered or certified United States mail. Any parties' failure to accept delivery shall be deemed to constitute receipt for the purposes of this Section 18.

        20. Brokers. Sublessee and Sublessor each represent and warrant unto each other that it has not dealt with any real estate brokers in connection with this Sublease except for Dean Topping & Company (the "Broker") and, to its knowledge, no person other than the Broker is entitled to any commission in connection with this Sublease. Each party hereby indemnifies, defends and holds the other party harmless from and against any and all claims of any real estate broker for commissions in connection with this Sublease other than the Broker pursuant to Sublessor's written agreement with Broker, which claims arise from alleged dealings with such party. Sublessor shall pay the brokerage fee to Broker set forth in the statement delivered by Broker dated April 23, 1999.

        21. Late Payments. All payments becoming due under this Sublease and remaining unpaid for more than five (5) days after the due date shall bear interest from the due date until paid at the Default Rate (but in no event at a rate that is more than the highest rate that is at the time lawful in the State of Illinois). In the event that in any calendar year Sublessee shall be more than five (5) days delinquent in paying any Gross Base Rent due hereunder on more than two occasions, then, thereafter, during such calendar year any late payment shall bear a late payment charge equal to five percent (5%) of the payment made, which charge shall be payable with the payment and shall be in addition to and not in lieu of the Default Rate of interest due on such sum.

        22. Miscellaneous.

        (a) No Waiver. The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option contained herein, shall not be construed as a waiver of such covenant, condition or option in any other instance.

        (b) Memorandum of Lease. Sublessee shall not record this Sublease or any memorandum hereof.

        (c) Governing Law. This Sublease has been negotiated, executed and delivered in the State of Illinois, and the parties agree that the rights and obligations of the parties under this Sublease shall be governed and construed in accordance with the laws of the State of Illinois.

        (d) Successors and Assigns. Each provision of this Sublease shall extend to and shall bind and inure to the benefit not only of Sublessor and Sublessee, but also their respective successors and assigns, but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge or subletting contrary to the provisions of the Master Lease or of this Sublease. The terms "Tenant" and "Landlord" as employed herein shall include and refer to the respective successors and assigns under the Master Lease of the parties so identified in the Master Lease.

        (e) Amendments. No modification, waiver or amendment of this Sublease or of any of its conditions shall be binding upon Sublessor or Sublessee unless in writing signed by both parties.

        (f) Time of Essence. Time is of the essence of this Sublease and each and all of the provisions thereof.

        (g) Severability. The invalidity of any of the provisions of this Sublease will not impair or affect in any manner the validity, enforceability or effect of the rest of this Sublease.

        (h) Entire Agreement. All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this Sublease, which alone fully and completely expresses the agreement between Sublessor and Sublessee.

        (i) Relationship Between the Parties. This Sublease does not create the relationship of principal and agent, nor does it create any partnership, joint venture, or any association or relationship between Sublessor and Sublessee other than as and to the extent specifically provided in this Sublease, the sole relationship of Sublessor and Sublessee being that of sublandlord and subtenant as provided in this Sublease.

        (j) Remedies Cumulative. Except as specifically provided herein, all rights and remedies of Sublessor and Sublessee under this Sublease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

        (k) Conflict. In the event that any of the terms and provisions of this Sublease vis-a-vis Landlord are inconsistent with the Master Lease, the terms and provisions of the Master Lease shall control.

        (l) Representative. Until changed by written notice from Sublessee to Sublessor, the person designated to receive notice on behalf of Sublessee under
Section 18 shall be Sublessee's representative who is authorized to act on behalf of Sublessee hereunder.

        (m) Limitation. Any liability of Sublessor for damages or breach or non-performance by Sublessor hereunder shall be subject to the limitation set forth in Section 17, and no personal liability beyond or in excess of such limit shall be asserted against Sublessor or its officers, agents, employees, legal representatives, successors or assigns for a breach of this Sublease. The limitation of Section 34 of the Master Lease covenants applies for the benefit of Landlord but does not limit Sublessor's liability.

        (n) Consent of Landlord. The obligations of Sublessor and Sublessee under this Sublease are conditioned and contingent upon the Landlord's consent to this Sublease. In the event, Landlord's consent is not obtained on or before May 20, 1999 this Sublease shall automatically terminate and become null and void and Sublessor shall return any Rent or Security Deposit delivered to it and neither Sublessor nor Sublessee shall have any further obligations or liabilities hereunder to each other or with respect to the Subleased Premises. Sublessee shall not be entitled to possession of the Sublease Premises until the Landlord's consent has been received. If such consent has not been received by May 15, 1999, and is later received on or prior to May 20, 1999, Gross Base Rent shall abate for each day that possession is not available to Sublessee at a rate of $1,054.80 per day and Sublessor shall promptly refund any such abatement amount.

        IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.


                                        SUBLESSOR:


                                        MORTON INTERNATIONAL, INC.,
                                        an Indiana corporation


                                        By: /s/ THOMAS F. McDEVITT

                                            Name: /s/ THOMAS F. McDEVITT
                                                  -----------------------------

                                            Title: Vice President Finance & CEO
                                                   ----------------------------


                                        SUBLESSEE:


                                        UNIVERSAL ACCESS, INC.,
                                        an Illinois corporation



                                        By: /s/ ROBERT J. POMMER

                                            Name: /s/ ROBERT J. POMMER
                                                  -----------------------------

                                            Title: Chief Operating Officer
                                                   ----------------------------

                                    EXHIBIT A

                         [Plan of the Sublease Premises]

                                                                       EXHIBIT B

                                  OFFICE LEASE

                             MORTON THIOKOL BUILDING

                               100 NORTH RIVERSIDE

                                CHICAGO, ILLINOIS

                    ----------------------------------------

                              MORTON THIOKOL, INC.,

                             A DELAWARE CORPORATION

                                  OFFICE LEASE

                             MORTON THIOKOL BUILDING

                               100 NORTH RIVERSIDE

                                CHICAGO, ILLINOIS

                              MORTON THIOKOL, INC.,

                             a Delaware corporation

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
1.      PREMISES                                                             1
        A.     Premises                                                      1
        B.     Common Area Rights                                            1
        C.     Rentable Area                                                 2
2.      DESIGN AND CONSTRUCTION                                              3
        A.     Shell                                                         3
        B.     Additional Work                                               4
3.      TERM                                                                 4
        A.     Commencement Date                                             4
        B.     Substantial Completion                                        5
        C.     Unavoidable Delay                                             6
        D.     Delay                                                         6
        E.     Dispute Regarding Commencement Date                           8
        F.     Amendment                                                     8
4.      BASE RENT                                                            8
        A.     Part 1                                                        9
        B.     Part 2                                                        9
        C.     Part 3                                                        9
5.      ADDITIONAL RENT                                                      9
        A.     Certain Definitions                                           9
        B.     CPI Adjustment                                               14
        C.     Expense and Tax Adjustment                                   15
        D.     Electricity Payments                                         18
        E.     Allocation of Operating Expenses and Tax Expense             19
        F.     Delay in Computing Additional Rent                           19
        G.     Minimization of Additional Rent                              19
        H.     Tax Refunds and Operating Expense Overcharges                19
6.      USE OF PREMISES                                                     20
7.      CONDITION OF PREMISES                                               20
8.      SERVICES                                                            20
        A.     List of Services                                             22
        B.     Interruption of Services                                     22
        C.     Additional Services                                          23
        D.     Energy Conservation                                          23
        E.     Rights of Tenant                                             23
9.      REPAIRS                                                             24
        A.     Landlord                                                     24
        B.     Tenant                                                       25
        C.     Access                                                       25
10.     ADDITIONS AND ALTERATIONS                                           25
        A.     Tenant's Rights                                              25
        B.     Ownership and Removal                                        26
11.     COVENANT AGAINST LIENS                                              26
12.     INSURANCE                                                           27
        A.     Mutual Waiver of Subrogation                                 27

                                                                          PAGE
                                                                          ----
        B.     Tenant Coverage                                             27
        C.     Avoid Action Increasing Rates                               28
        D.     Landlord's Coverage                                         28
        E.     Hold Harmless and Indemnification                           29
        F.     Waiver Provisions                                           30
13.     FIRE OR CASUALTY                                                   30
        A.     Rights Upon Loss                                            30
        B.     Proceeds                                                    31
14.     [INTENTIONALLY DELETED]                                            32
15.     NONWAIVER                                                          32
16.     CONDEMNATION                                                       32
        A.     Total                                                       32
        B.     Partial                                                     32
        C.     Termination Rights                                          33
        D.     Mortgagee Rights                                            33
17.     ASSIGNMENT AND SUBLETTING                                          34
        A.     Limitations                                                 34
        B.     Notice                                                      34
        C.     Expenses                                                    35
        D.     Recapture                                                   35
18.     POSSESSION/SURRENDER                                               36
        A.     Acceptance                                                  36
        B.     Possession                                                  36
        C.     Condition of Premises                                       36
19.     HOLDING OVER                                                       37
20.     ESTOPPEL CERTIFICATES                                              37
21.     SUBORDINATION                                                      38
22.     CERTAIN RIGHTS RESERVED BY LANDLORD                                38
23.     RULES AND REGULATIONS                                              40
24.     LANDLORD'S REMEDIES                                                40
        A.     Default and Remedies                                        40
        B.     Surrender of Possession                                     41
        C.     Reletting                                                   41
        D.     Termination of Lease                                        42
        E.     Costs and Expenses                                          42
        F.     Landlord's Cure                                             43
25.     TENANT'S REMEDIES                                                  43
        A.     Tenant's Cure                                               43
        B.     Set-Off                                                     43
        C.     Immediate Set-Off                                           43
        D.     Remedies                                                    43
        E.     Costs and Expenses                                          44
26.     COVENANT OF QUIET ENJOYMENT                                        44
        A.     Quiet Enjoyment                                             44
        B.     Evidence of Title                                           44
27.     REAL ESTATE BROKER                                                 45
28.     MISCELLANEOUS                                                      45
        A.     Rights Cumulative                                           45
        B.     Late Payments                                               45
        C.     Terms                                                       46
        D.     Binding Effect                                              46
        E.     Lease Contains All Terms                                    46
        F.     Delivery for Examination                                    46
        G.     No Air Rights                                               46
        H.     Captions                                                    46
        I.     Time                                                        46
        J.     Only Landlord/Tenant Relationship                           46
        K.     Governing Law                                               47
        L.     Partial Invalidity                                          47
        M.     Memorandum                                                  47
29.     NOTICES                                                            47

30.     TENANT'S SPECIAL COVENANTS                                         48
        A.     Expenses                                                    48
        B.     Lease Takeover                                              48
        C.     Communication System                                        52
        D.     Landlord's Changes After Construction                       53
        E.     Signage                                                     53
        F.     Janitorial                                                  55
        G.     Security                                                    55
        H.     Decorating                                                  56
        I.     Cafeteria                                                   56
        J.     Lobby                                                       58
        K.     Storage                                                     58
        L.     Shredder                                                    59
31.     PARKING                                                            59
        A.     Spaces                                                      59
        B.     Additional Spaces                                           59
        C.     Market Rate Spaces                                          60
32.     OPTIONS                                                            60
        A.     Part 4                                                      60
        B.     Extension Options                                           60
        C.     Expansion Options                                           62
        D.     First Option                                                64
        E.     Term                                                        65
        F.     Option Provisions                                           65
33.     DETERMINATION BY ARBITRATION                                       66
        A.     Arbitration                                                 66
        B.     Rent Arbitration                                            67
        C.     Mortgage Notice                                             67
34.     LIMITATION ON LIABILITY                                            67
        A.     Landlord                                                    67
        B.     Tenant                                                      68

                                    EXHIBITS

                                                                    Lease Text
                                                                    Reference
                                                                    ----------
EXHIBIT A                  LAND                                          1
EXHIBIT B-1 to B-17        PLAN OF PREMISES                              1
EXHIBIT C                  BUILDING PLANS AND SPECIFICATIONS             3
EXHIBIT D                  WORK LETTER                                   4
EXHIBIT E                  HVAC STANDARDS                               20
EXHIBIT F                  JANITORIAL SERVICES                          21
EXHIBIT G-1                ESTOPPEL CERTIFICATE (TENANT)                37
EXHIBIT G-2                ESTOPPEL CERTIFICATE (LANDLORD)              37
EXHIBIT H                  NON-DISTURBANCE AGREEMENT                    38
EXHIBIT I                  BUILDING RULES AND REGULATIONS               40
EXHIBIT J                  MEMORANDUM OF LEASE                          47
EXHIBIT K                  ROOFTOP COMMUNICATIONS SPACE                 52
EXHIBIT L                  CAFETERIA LOCATION                           56
EXHIBIT M                  EXPANSION SPACE                              62
EXHIBIT N                  CPI ADJUSTMENT LIMITS                        14
EXHIBIT O                  ZONING LAWSUIT                               44
EXHIBIT P                  IBT ENTRANCE SIGNAGE                         54
EXHIBIT Q                  OFFERED SPACE ON 19TH FLOOR                  64

                              INDEX OF DEFINITIONS
                              --------------------

Term                                        Where Defined                      Page
----                                        -------------                      ----
"Addendum"                                  Paragraph 30.B.(1)                   48

"Additional Rent"                           Paragraph 5.                          9

"Adjustment Dates"                          Paragraph 4.A.(ii)                    9

"Affiliate"                                 Paragraph 17.A.                      34

"Alterations"                               Paragraph 10.A.                      26

"Architect"                                 Paragraph 1.C.                        3

"Base Month"                                Paragraph 5.A.(x)                    14

"Base Rent"                                 Paragraph 4.                          8

"Base Year"                                 Paragraph 5.A.(xi)                   14

"Building"                                  Recitals                              1

"Building Arbiter"                          Paragraph 3.E.                        8

"Building Operating Expenses"               Paragraph 5.A.(vi)                   13

"Cafeteria Premises"                        Paragraph 30.I.                      57

"Collateral Agreement"                      Paragraph 28.E.                      46

"Combined Amount"                           Paragraph 5.6.(vii)                  17

"Comparison Month"                          Paragraph 5.A.(xiii)                 14

"Commencement Date"                         Paragraph 3.A.                        4

"Consumer Price Index"                      Paragraph 5.A.(xii)                  14

"Contract Rate"                             Paragraph 1.C.                        3

"CPI Adjustment"                            Paragraph 5.13.                      14

"CPI Year"                                  Paragraph 5.A.(xiv)                  14

"Existing Lease"                            Paragraph 30.13.(i)                  49

"Existing Space"                            Paragraph 30.B.(i)                   48

"Expansion Space"                           Paragraph 32.C.(i)                   62

"Expansion Term"                            Paragraph 32.C.(i)                   63

"Expense Amount"                            Paragraph 5.C.                       15

"Extended Terms"                            Paragraph 32.B.                      60

"Fair Market Rent"                          Paragraph 32.B.(vi)                  62

"Garage"                                    Paragraph 31.A.                      59

Term                                        Where Defined                      Page
----                                        -------------                      ----
"Hold-Over Costs"                           Paragraph 3.D.(v)                     7

"Hold-Over Date"                            Paragraph 3.D.(v)                     7

"Holidays"                                  Paragraph 8.A.(i)                    20

"IBT"                                       Paragraph 13.A.                      31

"Interior's Arbiter"                        Paragraph 1.C.                        3

"Janitorial Services"                       Paragraph 8.A.(iii)                  21

"Land"                                      Recitals                              1

"Landlord"                                  Recitals                              1

"Landlord's Agent"                          Paragraph 4.                          8

"Landlord's Space Planner"                  Paragraph 1.C.                        3

"Lease"                                     Recitals                              1

"Lease Year"                                Paragraph 5.A.(i)                    10

"Non-Disturbance Agreement"                 Paragraph 21.                        38

"Offered Space"                             Paragraph 32.D.(i)                   64

"Operating Expenses"                        Paragraph 5.A.(ii)                   10

"Option Date"                               Paragraph 32.C.(i)                   62

"Part 4"                                    Paragraph 32.A.                      60

"Payment Defaults"                          Paragraph 24.                        40

"Plans"                                     Paragraph 2.A.                        3

"Premises"                                  Paragraph 1.                          1

"Present Landlord"                          Paragraph 30.B(1)                    49

"Punch List Items"                          Paragraph 18.A.                      36

"Recapture Space"                           Paragraph 17.D.                      36

"Rentable Area"                             Paragraph 1.C.                        2

"Rentable Area of the Building"             Paragraph 1.C.                        3

"Rules"                                     Paragraph 23.                        40

"Second Amendment"                          Paragraph 30.B.(1)                   48

"Substantial Completion"                    Paragraph 3.B.                        5

"Taking"                                    Paragraph 16.A.                      32

"Takeover Date"                             Paragraph 30.B.                      49

Term                                        Where Defined                      Page
----                                        -------------                      ----
"Taxes"                                     Paragraph 5.A.(iii)                  12

"Tax Amount"                                Paragraph 5.C.                       15

"Tenant"                                    Recitals                              1

"Tenants Building Share"                    Paragraph 5.A.(iv)                   13

"Tenants Expense Share"                     Paragraph 5.A.(viii)                 13

"Tenants Space Planner"                     Paragraph 1.C.                        3

"Tenants Tax Share"                         Paragraph 5.A.(ix)                   13

"Tenants Tower Share"                       Paragraph 5.A.(v)                    13

"Term"                                      Paragraph 3.                          4

"Tower"                                     Paragraph 1.C.                        3

"Tower Operating Expenses"                  Paragraph 5.A.(vii)                  13

"Unavoidable Delays"                        Paragraph 3.C.                        6

"Work Letter"                               Paragraph 2.B.                        4

"Zoning Litigation"                         Paragraph 26.B.                      44

                                                                    3279/703/005
                                                                        08/31/88

                                  OFFICE LEASE

                             MORTON THIOKOL BUILDING

                            100 NORTH RIVERSIDE PLAZA

                                CHICAGO, ILLINOIS

               THIS LEASE (the "Lease") made as of August 31, 1988 between CHICAGO TITLE AND TRUST COMPANY as Trustee under a Trust Agreement dated April 16, 1985 and known as Trust No. 1086781 ("Landlord"), and MORTON THIOKOL, INC., a Delaware corporation, ("Tenant");

                               W I T N E S S E T H
                               - - - - - - - - - -

               Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord the premises determined in accordance with Paragraph 1 of this Lease, subject to the covenants, terms, provisions and conditions of this Lease, in the building to be located at 100 North Riverside (the "Building") to be located on the land (the "Land") legally described in Exhibit A, located immediately to the west of the public park located on the west bank of the Chicago River between Randolph and Washington Streets in Chicago, Illinois.

               In consideration thereof, Landlord and Tenant covenant and agree as follows:

        1.     PREMISES.

               A. The Premises shall be floors 25 through 36 in the Building, and the storage space and rooftop space, all as described in Exhibits B-1 through B-17 and Exhibit K (the "PREMISES"). The Premises shall be divided into three areas as follows: Part 1 consisting of 200,000 square feet of Rentable Area with 199,007 square feet of Rentable Area on floors 28 through 36, and 993 square feet of Rentable Area on that portion of floor 27 identified as Part 1 on Exhibit B-3 and the storage space on such floors, in the clock tower and the mezzanine level; Part 2 consisting of 30,000 square feet of Rentable Area with 21,121 square feet of Rentable Area on that portion of floor 27 identified as
Part 2 on Exhibit B-3, and 8,879 square feet of Rentable Area on that portion of floor 26 identified as Part 2 on Exhibit B-2 and the storage space on floor 26; and Part 3 consisting of 32,876 square feet of Rentable Area with 21,118 square feet of Rentable Area on floor 25, and 11,758 square feet of Rentable Area on that portion of floor 26 identified as Part 3 on Exhibit B-2 and the storage space on floor 25. Unless otherwise specifically provided herein, the term "Premises" shall from time to time include any space then leased in the Building by Tenant under this Lease including space added as a result of the exercise of Tenant's rights under Paragraph 32.

               B. Common Area Rights. Landlord also grants to Tenant in accordance with the terms of this Lease (1) the right to use in common with the other tenants of the Building the public lobbies, public corridors, stairways, escalators, parking facilities and other common areas and facilities of the Building and Land, including, the right to use any truck docks, loading docks, freight and passenger elevators and all security equipment and services serving the Building other than those areas designated on Exhibit B-13, (2) the nonexclusive right to use those portions of the Building's utility systems required to bring electricity, telephone and water service to the Premises, and
(3) the right to have an exclusive dedicated communications line to the Premises from the utility service lines in adjacent right-of-ways, which line would be installed and maintained at Tenant's expense to the extent not provided for in the Space Plans.

               C. Rentable Area. "RENTABLE AREA" in the Building shall be computed by measuring the floor area to the inside finished surface of the dominant portion (50% or more of the vertical floor-to-ceiling dimension) of the permanent outer Building wall (including windows or glass panels; provided that if the windows are thermal pane windows, the inside finished surface shall be deemed to be the center line of the air space between such thermal panes) without deduction for any columns or projections that are an integral part of the structure or support of the Building and shall include all areas within such inside finished surface [other than public stairs (stairs shall be deemed public if they constitute part of the Building's public stair system even if used by Tenant for access between floors of the Premises and are barred to other tenants except in cases of emergency), elevator shafts, flues, stacks, vertical ducts, pipe shafts and other major vertical penetrations of the floor and their enclosing walls]. Rentable Area shall include:

                (i) With respect to each single tenancy floor, toilets, air conditioning rooms, fan rooms, janitor closets, lobbies, elevator lobbies, electrical closets and telephone and other telecommunication closets within and serving only such floor (or only floors occupied by the same tenant);

                (ii) With respect to each multiple tenancy floor, for each particular premises on that floor, its share of the areas described in the preceding clause (i), together with the particular premises' share of all public corridors and other public areas on such floor, as they may be adjusted from time to time. The tenant spaces on a multiple tenancy floor shall share 100% of the Rentable Area of that full floor. The share of each tenant's space shall be based upon the usable area contained in that tenant's space (which shall be measured to the center of partitions that separate such space from other tenant spaces or public areas) compared to the total usable area on that full floor; and

                (iii) With respect to each single or multiple tenancy floor, such floor's proportionate share (based on such floor's Rentable Area without such added factor compared to the Rentable Area of the Tower without such added factor) of the public lobby area serving the Tower, and any mechanical equipment and other common areas of the Building serving the Tower which are not specifically excluded above; provided, however, that Tenant's share of such areas shall be reduced to the extent necessary so that, as of the Commencement Date, the ratio of Tenant's Rentable Area with such added factor to Tenant's usable area shall not exceed 1.08 to 1 for full floors. For multiple tenant floors the foregoing ratio shall be increased by adding to the 1.08 to 1 (or lesser) factor for a full floor an additional factor not to exceed .10 to 1 to reflect Tenant's share of those public corridors and public areas on such floor.

               The "RENTABLE AREA OF THE BUILDING" shall not include (x) the lobby of the Building (except to the extent provided in subparagraph (iii) above), or (y) portions of the mezzanine to the extent such portions of the mezzanine are used for storage or similar purposes, and the Garage to the extent the Garage is being used for garage, storage or similar purposes.

               Based on existing design plans for the Building, it is agreed that the Rentable Area of the Building, the Rentable Area of the Building above the 13th floor (the "TOWER") and the Rentable Area of each floor of the Tower above the 13th floor shall all be set forth on Exhibit B-14. If the architectural plans used for construction differ from the existing design plans in a manner which results in a change to the foregoing Rentable Area of the Building or of the Premises, the Rentable Area of the Building shall be computed by Perkins & Will ("ARCHITECT") or a space planner retained by Landlord ("LANDLORD'S SPACE PLANNER") and the Rentable Area of the Premises shall be computed by (i) Architect or Landlord's Space Planner and (ii) Mekus-Johnson, Inc. ("TENANT'S SPACE PLANNER"), in each case based on the architectural plans used for construction and in accordance with the above provisions. The term "TENANT'S SPACE PLANNER" shall mean Mekus-Johnson, Inc. or such other space planner as may be engaged by Tenant to design the Premises and perform such other acts as authorized by the Work Letter, which other space planner shall be reasonably acceptable to Landlord. Architect, as the case may be, and, in the case of the Premises, Tenant's Space Planner, shall certify such Rentable Areas to Landlord and Tenant promptly after completing such computations. If Architect or Landlord's Space Planner, as the case may be, and Tenant's Space Planner shall be unable to agree as to the Rentable Area of the Premises, the matter shall be determined by a principal of Kenneth N. Folgers Architects (the "INTERIORS ARBITER") acceptable to both Landlord and Tenant. Landlord and Tenant shall share equally in the cost of retaining the Interiors Arbiter to make such determination. If the Rentable Area of either the Premises or the Building changes in any Calendar Year during the Term of this Lease, or any renewal thereof, such Rentable Areas shall be recomputed as aforesaid and all applicable adjustments hereunder shall be made as of the date of each such change. In the event of any dispute over Rentable Areas, Tenant shall make payments based on the Rentable Areas determined by Landlord until resolution of such dispute, at which time any necessary adjustments shall be made and any amounts due to Landlord or Tenant as a result shall be paid within thirty (30) days after demand together with interest on such adjusted amount at the corporate base rate of The First National Bank of Chicago as announced from time to time plus three percent (3%) per annum (the "CONTRACT RATE"); provided that if such interest rate is no longer being announced the parties shall agree upon another mutually acceptable interest rate to serve as the Contract Rate.

        2.     DESIGN AND CONSTRUCTION.

               A. Shell. Landlord will diligently proceed, at Landlord's cost and expense, to construct the Building as a first-class office building as described in the Plans and Specifications described in Exhibit C (the "PLANS"). The Building is being designed by the Architect. If Landlord retains any other architect to design the Building, or desires to materially change the design, quality, equipment or materials for the Building, such changes shall be subject to the approval of Tenant, which approval shall not be unreasonably withheld or delayed as to design, but may be withheld if such change would lessen the quality of the Building.

               B. Additional Work. Landlord will perform, at Landlord's cost and expense, upon submission by Tenant of the necessary plans and specifications in accordance with the Work Letter attached hereto as Exhibit D (the "WORK LETTER"), all of Landlord's Work in the Premises (as defined in the Work Letter), subject to the terms and conditions of the Work Letter.

        3.     TERM.

               The term of this Lease for Parts 1, 2, and 3 shall begin on the Commencement Date (as defined in Paragraph 3.A. hereof). Unless sooner terminated as provided herein, the Term for each of the various Parts of the Premises shall end with the last day of the following described full calendar month subsequent to the Commencement Date as follows:

                      PART 1 TERM - 780th month
                      PART 2 TERM - 120th month
                      PART 3 TERM - 120th month

(for example, if the Commencement Date were to be May 18, 1990 the Part 2 Term would end on May 31, 2000). Such dates may be extended by the exercise of any one or more of the options conferred upon Tenant under Paragraph 32 of this Lease and after the commencement of any such extension the word "TERM" shall be deemed to refer and apply to and include any applicable extension Term.

               A. Commencement Date. "COMMENCEMENT DATE" shall mean the last to occur of (a) the date Tenant has received the certificate of Architect that the Building has been substantially completed in accordance with Paragraph 3.B; (b) sixty (60) days after the date Tenant has received the certificate of Landlord's Space Planner and of Tenant's Space Planner that the Premises have been substantially completed pursuant to the Tenant Improvement Plans; and (c) the date on which Landlord has secured all necessary certificates, authorizations, permits and approvals customarily given for occupancy of the Premises from the applicable governmental authorities, provided that Tenant is allowed to occupy the Premises. If and to the extent that Tenant Delay (as defined in the Work Letter) shall be the sole cause of delay of the Commencement Date to a date subsequent to that on which the Commencement Date would have occurred had such Tenant Delay not occurred, then notwithstanding the foregoing definition of Commencement Date, the Commencement Date for all purposes of this Lease shall be deemed to be such earlier date as the Commencement Date would have occurred had such Tenant Delay not occurred.

               If the Landlord's Space Planner and Tenant's Space Planner are unable to agree as to the date of such substantial completion of the entire Premises, such matter shall be determined in accordance with Paragraph 3.E. hereof.

               Landlord shall provide Tenant with at least sixty (60) days prior written notice of the anticipated substantial completion of the entire Premises and Building as described in Paragraph 3.B. and a second written notice on the date which Landlord claims as the actual substantial completion date for the Premises which shall be sixty days prior to the Commencement Date. Landlord shall from time to time during construction on the Premises provide Tenant with at least sixty (60) days prior written notice of the anticipated substantial completion date of each full floor portion of the Premises, and a second written notice on the date which it claims as the actual substantial completion date of each such floor. After the actual substantial completion date asserted by Landlord for any floor of the Premises, upon five (5) business days prior written notice to Landlord, Tenant shall be entitled to take possession of such floor and occupy it for Tenant's business without charge, except for Landlord's ascertainable out-of-pocket costs for those services specified in Paragraphs 8.A.(i) and (iii) and 8.A.(x) (if Tenant is the only tenant in the Building and additional security is required because of Tenant's occupancy), which in each case are directly attributable to Tenant's possession of the portion of the Premises in question.

               B. Substantial Completion. Landlord's obligations to substantially complete the Premises shall be deemed to be met when the Landlord's Work (as defined in the Work Letter) is completed as specified in the Work Letter, notwithstanding the fact that minor or insubstantial details of construction, decoration or mechanical adjustment remain to be completed, provided that the noncompletion of such items does not materially interfere with Tenant's use of or access to the Premises or the ability of Tenant to prepare the Premises for Tenant's occupancy ("SUBSTANTIAL COMPLETION"). Except for minor or insubstantial details of construction, decoration or mechanical adjustment, which do not materially detract from the appearance or usability of the Building, substantial completion of the Building shall mean the completion, of
(1) the structural and enclosure work to be performed in the construction of the exterior portion of the Building, (2) the plaza area on the Land and public lobbies of the Building that are necessary for access to Washington Street and Randolph Street and access to the Premises and (3) all facilities necessary to provide the services required to be performed by Landlord pursuant to Paragraph 8 of this Lease. Tenant agrees that substantial completion of the Building shall not be deemed to have been delayed so long as the only remaining items preventing substantial completion from occurring are:

                (1) Completion of punch list items in the Building lobby provided that the lobby shall be usable as designed and Landlord has substantially completed all finishes and fixtures;

                (2) Completion of the plaza, which has been delayed because of weather taking into account that the plaza is among the last items to be completed under a customary construction schedule; and

                (3) Removal of the hoist from the exterior of Building and exterior finishes on window bays with hoist located below Tenant's lowest occupied floor, except in the event of Tenant Delay which results in the necessity of use of the hoist, for the period that the hoist is so required.

Landlord shall promptly and diligently complete the punch list items for the lobby. Any work in the lobby that interferes with access to the Premises or materially detracts from the Tenant's ability to use the lobby areas shall be done after normal business hours. Landlord shall promptly and diligently complete the plaza landscaping as soon as weather conditions permit. The hoist shall be removed and all window bays utilized in connection therewith shall be completed within one hundred twenty (120) days of the Commencement Date; provided that such date for removal shall be extended to the extent of Tenant Delays which result in the necessity of use of the hoist. On or before a date that is two months after the date of substantial completion of the Building, as defined above, Landlord shall complete all work to be performed in the construction of the Building other than tenant improvements for persons other than Tenant and the plaza, lobby and exterior portions affected by the hoist to the extent specifically set forth above, subject to Unavoidable Delay (as hereinafter defined).

               C. Unavoidable Delay. Landlord shall use its reasonable efforts to achieve substantial completion of the Building pursuant to the Plans and the Premises pursuant to the Work Letter by November 30, 1990, which date shall be extended as a result of Tenant Delays (as defined in the Workletter) and Unavoidable Delays for a period equal to any and all such Delays. "UNAVOIDABLE DELAYS" shall mean delays or interruptions caused by strikes, lockouts, failure of power, shortages of material, restrictive governmental laws or regulations, condemnations, riots, insurrections, war, fire, other casualty or acts of God, or other similar matters not the fault of the party delayed in performing work or doing acts required under the terms of this Lease other than from Landlord's lack of funds or inability to obtain financing. It shall be a condition of the right to claim an extension of time as a result of an Unavoidable Delay that the party seeking such extension shall notify the other within thirty (30) days after such party has knowledge of the existence of the Unavoidable Delay(s) specifying the nature and estimated length thereof.

                D. Delay. (i) If Landlord's construction of the Building has not progressed so that (a) all of the caissons and the entire street-level platform to support the Building, except for that portion which is hung from the steel framework of the Building, are substantially completed by June 1, 1991, or (b) all of the structural steel work for the Building has been substantially completed by January 1, 1992, then in either such event, Tenant may by written notice delivered to Landlord within sixty
        (60) days after either of such events terminate this Lease. Upon such notice this Lease shall terminate without further liability of Landlord or Tenant, except that on such termination Landlord shall reimburse Tenant for Tenant's Holdover Costs as provided in Paragraph 3.D.(v), incurred or accruing on or prior to such termination date and pay or cause to be paid to Tenant those liquidated damages provided in the Collateral Agreement (as herein defined), which shall be Tenant's sole and exclusive remedies. Landlord shall have no right to cure a failure to satisfy any such hurdle date within such sixty (60) day period.

                (ii) Landlord may by notice delivered to Tenant on or before March 31, 1992, subject to extension for Tenant Delays, advise Tenant that in Landlord's reasonable business judgement it will not be able to cause the Commencement Date to occur prior to January 1, 1993, subject to extension for Tenant Delays, which notice will contain the estimated new date for delivery of the Premises. Tenant may within thirty (30) days of receipt of such notice, by written notice delivered to Landlord elect to terminate this Lease. Failure to respond within such thirty
        (30) day period shall be deemed to constitute Tenant's acceptance of the new Commencement Date set forth in the notice. In the event that Tenant does not elect to so terminate this Lease in accordance with this Paragraph 3.D.(ii) then this Lease shall continue in full force and effect. Thereafter any delay in substantial completion of the Premises resulting from Unavoidable Delays or Tenant Delays shall extend the deadline for the Commencement Date specified in Paragraph 3.D.(iii) hereof by an equivalent number of days, provided however, the maximum amount of time for any such extension due to Unavoidable Delays shall be one (1) year.

                (iii) If the Commencement Date has not occurred prior to the later of (i) January 1, 1993, or (ii) the new date specified pursuant to Paragraph 3.D.(ii), both of which dates shall be extended as a result of Tenant Delays (to the extent such date is not met due to Tenant Delays) for a period equal to any and all such Tenant Delays and for Unavoidable Delays but only to the extent specifically provided in Paragraph 3.D.(ii) above, Tenant shall have the right to terminate this Lease within thirty (30) days after such date by giving written notice to Landlord. This Lease shall terminate upon such notice without further liability of Landlord or Tenant, except that on such termination Landlord shall reimburse Tenant for Tenant's Holdover Costs as provided in Paragraph 3.D.(v) following, incurred or accruing on or prior to such termination date and Tenant shall have the right to and be entitled to those liquidated damages provided in the Collateral Agreement, which shall be Tenant's sole and exclusive remedies. Tenant shall have a period of thirty (30) days after its notice of termination to remove its trade fixtures and its furniture and other personal property as permitted under Paragraph 18.C. hereof. Neither Landlord nor Tenant shall be responsible to make any reimbursement to the other for any costs incurred or items delivered pursuant to this Lease, not then paid or reimbursed, other than the Hold-over Costs. All improvements to the Premises other than the items which Tenant may remove under Paragraph 18.C. hereof shall be and remain the property of Landlord.

                (iv) Unless Tenant gives notice to terminate this Lease pursuant to Paragraph 3.D., this Lease shall continue in full force and effect. In the event that Tenant occupies all of the Premises, Tenant shall not be entitled to exercise the right to terminate under Paragraph 3.D.

                (v) Landlord shall reimburse Tenant for Holdover Costs (as hereinafter defined) incurred by Tenant, as and when the Hold-over Costs are incurred and promptly after notice thereof by Tenant, because the Commencement Date has not occurred on or before January 31, 1991, which date shall be extended as a result of and for a period equal to any and all Unavoidable Delays and Tenant Delays to the extent such date is not met by reason of Unavoidable Delays and Tenant Delays (the "HOLD-OVER DATE"). As used herein, the term "HOLD-OVER COSTS" shall mean and include (a) reasonable extra moving and storage expenses in excess of the greater of (i) the sum specified in Paragraph 30.A. or (ii) what such costs would have been if the move had occurred on the Hold-over Date, (b) any increase in the costs of labor or material for improvements to the Premises being made by Tenant in excess of Landlord's Work because the Commencement Date has not occurred by the Hold-over Date, and (c) any reasonable additional fees for Tenant's Space Planner for performing additional or out-of-sequence services for the Premises because the Commencement Date has not occurred by the Hold-over Date.

                (vi) Except as expressly provided in this Paragraph 3, Landlord shall have no liability to Tenant as the result of a delay in the Commencement Date.

        Base Rent for the Premises shall be calculated utilizing the following rental rates and time periods for the portions of the Premises specified:

               A. Part 1. (i) The Base Rent for Part 1 for the Part 1 Term shall be Twenty-Six and 50/100 Dollars ($26.50) per square foot of Rentable Area.

                (ii) As of the first day of each of the 181st, 301st, 421st, 541st and 661st months of the Term ("ADJUSTMENT DATES"), the Base Rent for Part 1 of the Premises shall be adjusted to the Fair Market Rent (as herein defined) as of each such Adjustment Date and such Fair Market Rent shall apply as the new Base Rent for Part 1 until the next Adjustment Date.

                (iii) Tenant shall not be required to pay any Base Rent for Part 1 of the Premises and such Base Rent shall abate entirely for a period of sixteen (16) consecutive months commencing on the Commencement Date.

                B. Part 2. (i) The Base Rent for Part 2 of the Premises for the
        Part 2 Term shall be Twenty-Six and 50/100 Dollars ($26.50) per square foot of Rentable Area.

                (ii) Tenant shall not be required to pay any Base Rent for Part 2 of the Premises and such Base Rent shall abate entirely for a period of one hundred twenty (120) consecutive months commencing on the Commencement Date.

                C. Part 3. (i) The Base Rent for Part 3 of the Premises shall be Twenty-One and No/100 Dollars ($21.00) per square foot of Rentable Area during the Part 3 Term through the first sixty (60) calendar months thereof and Twenty-Seven and No/100 Dollars ($27.00) per square foot of Rentable Area during the next sixty (60) calendar months of the Part 3 Term.

                (ii) Tenant shall not be required to pay any Base Rent for Part 3 of the Premises and such Base Rent shall abate entirely for a period of twenty-four (24) consecutive months commencing on the Commencement Date.

               In the event that this Lease provides for an abatement of rent due to untenantability, fire, casualty or condemnation during any period when rents are contractually abated pursuant to Paragraphs 4.A. (iii), 4.B. (ii) or 4.C. (ii), then the abatements otherwise available under Paragraph 4 shall be available to reduce any other Base Rent sums due or coming due under this Lease.

        5.      ADDITIONAL RENT.

               In addition to the Base Rent, Tenant shall pay as "ADDITIONAL RENT" the amounts determined pursuant to Sub-Paragraphs B. through D., of this Paragraph 5. Additional Rent shall be rent payable in the same manner, time and place as the Base Rent and without any notice, set-off or deduction, except as specifically provided in this Lease. Without limitation on other obligations of Tenant that survive the expiration of the Term, the obligation of Tenant to pay the Additional Rent shall survive the expiration of the Term.

               A. Certain Definitions. As used in this Lease, the following terms have the following meanings:

                (i) "LEASE YEAR" means each calendar year in which any part of the Term falls, including the calendar years in which the Term begins and ends.

                (ii) "OPERATING EXPENSES" means the sum of all expenses, costs and disbursements of every kind and nature paid or accrued (with appropriate adjustments if the manner of accounting for any item is changed at any time during the Term) by Landlord for the applicable Lease Year in connection with the ownership, maintenance, management, operation, and repair of the Building, including, without limitation, the provision of tenant services, except the following:

                        (a) Taxes including any taxes excluded from the definition thereof in Paragraph 5.A.(iii);

                        (b) Costs of electricity for individual tenant spaces;

                        (c) Principal or interest payments on and any other fees or charges on or in connection with loans secured by mortgages or trust deeds on the Building or on the Land;

                        (d) Ground or underlying lease rentals or any other charges or fees payable on or with respect to any such leases;

                        (e) Costs of capital improvements and any capital expenditures, including, but not limited to all costs of constructing the Building and any improvements on the Land and any capital expenditures under Paragraph 9.A., except that Operating Expenses may include the cost during the Term less salvage value, as amortized in equal principal installments by Landlord over its maximum useful life, with interest on the unamortized amount, at a rate per annum equal to the Contract Rate, of any capital improvement installed after the Building has been substantially completed (other than for tenant improvements), which reduces any component of Operating Expenses; provided, however, in no event shall the Operating Expense attributable to any such capital improvement in any Lease Year exceed the actual reduction in Operating Expense for such Lease Year resulting from such capital improvement, and provided further that only that portion of the useful life of such capital improvements as falls within the Term shall be included within Operating Expenses under this Lease; Landlord shall provide Tenant with prior notice of any such capital improvements to be made in any Lease Year with an aggregate cost in excess of $50,000;

                        (f) Costs of improvements to, or Alterations (as such term is hereinafter defined) of, space leased to any tenant;

                        (g) Depreciation or amortization of any improvements except as specifically set forth in Paragraph 5.A.(ii)(e);

                        (h) The cost of repairing or restoring any portion of the Building damaged by a hazard or casualty, except the amount of the insurance deductible as permitted under Paragraph 12.D. hereof;

                        (i) The cost of repairs, alterations or replacements required as the result of the exercise of any right of eminent domain;

                        (j) The cost of any special service rendered to a tenant of the Building that is not rendered generally to tenants of the Building;

                        (k) Costs and expenses incurred in connection with leasing space in the Building, including, but not limited to leasing commissions, tenant allowances, space planner fees, advertising and promotional expenses, legal fees for the preparation of leases, rent abatements, lease takeover expenses and rent payable with respect to any leasing office;

                        (l) Court costs and legal fees incurred to enforce the obligations of tenants under leases of portions of the Building and any other legal fees or expenses not directly related to the operation and management of the Building and Land;

                        (m) Fines or penalties resulting from violations of laws, rules or regulations;

                        (n) Costs of correcting defects in the Building, Building equipment or any other improvements on the Land to the extent any such defect shall become apparent within three (3) years of the Commencement Date, except that the foregoing shall not exclude normal maintenance and repairs of any such equipment or improvements;

                        (o) Costs for which Landlord receives or is entitled to receive reimbursement from any other person other than such reimbursements as Additional Rent;

                        (p) Costs of advertising and promotional materials, except for a tenant newsletter, if any, which is not directed to securing tenants for the Building;

                        (q) Costs of maintaining any special facility such as a club, restaurant or dining facility, and the costs of any clerks, attendants or other persons in any commercial concessions operated by Landlord;

                        (r) Costs of any electric current furnished for lighting and equipment (other than for operation of elements of the Building's shared systems) in areas of the Building rented or to be rented to tenants;

                        (s) Any management fees in excess of the then current market rate, which is currently three percent (3%) of gross receipts, and any management fees or other fees and expenses paid to any person who is related to Landlord (directly or indirectly) to the extent such fees are in excess of the customary amounts that would be paid absent such relationship;

                        (t) Executive salaries above the grade of Building manager;

                        (u) Costs, expenses and fees of land trusts, partnerships, title insurance, surveys and corporations involved in the ownership, operation or management of the Building and Land;

                        (v) Costs of sculpture, paintings and other art located within the Building or on the Land, other than cleaning, insuring and maintaining such objects in the public areas;

                        (w) The amount of any judgments in excess of the amount of any liability policies required to be carried by Landlord pursuant to this Lease; and

                        (x)     Landlord's cost of insuring any tenant
                                improvements.

                (iii) "TAXES" means (a) real estate taxes and assessments, both general and special, assessed or imposed with respect to the Land or the Building provided that any special assessments shall be paid over the maximum permissible period and only installments falling due during the Term shall be deemed Taxes and provided further that such real estate taxes shall be adjusted as hereinafter provided, (b) the Building's share of ad valorem taxes assessed or imposed upon personal property owned by Landlord or Landlord's Agent and used in the operation of the Land or Building, (c) transit taxes or sewer taxes relating to the Land or Building and not otherwise recovered from users of the Building's parking facilities, (d) lease taxes with respect to this

        Lease (e) taxes that are adopted and first become effective after the Commencement Date based upon taxes that are in lieu of any item described in (a) through (c) above, and (f) reasonable fees and expenses properly allocated to the Taxes and years in question and paid by Landlord to obtain a reduction of or a limit on the increase in any of items (a) through (e) above, regardless of whether or not any such reduction or limitation is obtained; provided, however, that except as provided above Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, general net income or capital stock tax imposed upon Landlord, unless the same are imposed specifically in lieu of the taxes described in items (a), (b), (c) or
        (d) above, or any late payment charges, interest or penalties unless caused by Tenant. Notwithstanding the foregoing, "Taxes" as herein defined shall, from and after the first to occur of (i) such time as the Building shall achieve ninety percent (90%) occupancy or (ii) ten (10) years after the date hereof, exclude Taxes assessed or imposed with respect to the Garage (as hereinafter defined). Landlord and Tenant shall mutually agree upon the portion of Taxes attributable to the Garage, which portion shall be computed by multiplying the total Taxes for the Land and Building by a fraction, the numerator of which is the net income of the Garage to Landlord or any other owner of the Garage whether as operator or under a bona fide lease, operating or management agreement with a third party for the Garage, and the denominator of which is the net income of the Land and Building to Landlord. The term "net income" shall be computed in accordance with accounting principles which are consistent with those utilized for first-class office buildings in Chicago and shall be determined without regard to depreciation, income taxes or debt service.

                (iv) "TENANT'S BUILDING SHARE" shall from time to time be the percentage calculated by dividing the Rentable Area of the Premises by 758,506 (being the Rentable Area of the Building);

                (v) "TENANT'S TOWER SHARE" shall from time to time be the percentage calculated by dividing the Rentable Area of the Premises by 482,639 (being the Rentable Area of the Tower);

                (vi) "BUILDING OPERATING EXPENSES" means Operating Expenses less Tower Operating Expenses;

                (vii) "TOWER OPERATING EXPENSES" means Operating Expenses incurred by Landlord in providing to the tower heating, ventilation and air cooling, passenger and freight elevator service, janitor service, garbage removal, building supplies, escalator service and window washing of the Tower above the 13th floor;

                (viii) "TENANT'S EXPENSE SHARE" means the sum of (a) Tenant's Building Share of Building Operating Expenses, plus (b) Tenant's Tower Share of Tower Operating Expense.

                (ix) "TENANT'S TAX SHARE" shall from time to time be the percentage calculated by dividing the Rentable Area of the Premises by 758,506, (being the Rentable Area of the Building);

                (x) "BASE MONTH" shall mean initially that month in which the Commencement Date occurs. Thereafter, it shall mean the 180th, 300th, 420th, 540th and 660th months after the Base Month.

                (xi) "BASE YEAR" shall mean that 12 month period commencing with the first day of the first month after each Base Month.

                (xii) "CONSUMER PRICE INDEX" shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index-Urban Wage Earners and Clerical Workers, U.S. City Average, All Items (1982-1984=100).

                (xiii) "COMPARISON MONTH" shall mean that same calendar month of the year as the Base Month for each successive twelve (12) month period during the Term.

                (xiv) "CPI YEAR" shall mean that twelve (12) month period (other than a Base Year) commencing with the first day of the first month after each Comparison Month.

        B.      CPI Adjustment.

                (i) In the event that the Consumer Price Index published for the Base Month shall be less than the Consumer Price Index for any Comparison Month, then Tenant shall pay to Landlord or Landlord's Agent, as Additional Rent for and during the next CPI Year, commencing on the first day of the next CPI Year, an amount (the "CPI ADJUSTMENT") equal to the product obtained by multiplying thirty-five percent (35%) of the actual Base Rent payable for those respective portions of the Premises identified on Exhibit N for such CPI Year by a fraction, the numerator of which is the Consumer Price Index for the Comparison Month minus the Consumer Price Index for the Base Month and the denominator of which is the Consumer Price Index for the Base Month, provided, however, that in no event shall such fraction described above and used in computing the CPI Adjustment for any Comparison Year exceed those amounts set forth on the attached Exhibit N. No CPI Adjustment payment shall be payable for any Base Year.


                (ii) No CPI Adjustment payment shall be payable for a period of sixteen (16) consecutive months commencing on the Commencement Date. The CPI Adjustment for each CPI Year shall be paid during the CPI Year in advance on the first day of each calendar month in installments each equal to 1/12th of the CPI Adjustment, except in the second year of the Term, when such payments shall be made in eight (8) equal monthly installments during the last eight (8) months of such year. Prior to such time as the Consumer Price Index shall be available for the Comparison Month, Landlord shall be entitled to reasonably estimate what the Consumer Price Index will be for the Comparison Month on a uniform basis for all Building tenants, and Tenant shall make monthly CPI Adjustment payments in accordance with such estimate. As soon as the Consumer Price Index for the Comparison Month is published. Landlord shall advise Tenant in writing of the actual Consumer Price Index for the Comparison Month and if the estimated CPI Adjustment payments made to that date by Tenant have been less than the CPI Adjustment payments due through such date, Tenant shall within ten (10) days of such notice pay such difference to Landlord. If the estimated CPI Adjustment payments made by Tenant to that date have been more than the actual CPI Adjustment payments due, Landlord shall within ten (10) days of such notice pay such difference to Tenant.

                (iii) If the manner in which the Consumer Price Index as determined by the Department of Labor shall be substantially revised, or if the 1982-1984 average shall no longer be used as an index of 100, an equitable adjustment shall be made in such revised index so as to obtain the result that would have been obtained if the Consumer Price Index had not been so revised or if said average was still in use. If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by another governmental agency or, if no such index shall then be available, a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication. If Tenant shall deliver written notice of Tenant's objection to a substitute index selected by Landlord then the dispute as to what index should be substituted may be submitted to arbitration in accordance with Paragraph 33 hereof.

        C.      Expense and Tax Adjustment.

                (i) Subject to the provisions of Paragraphs 5.C.(ii), (iii) and
        (vii) Tenant shall pay as Additional Rent, (aa) an amount (the "EXPENSE AMOUNT") equal to Tenant's Expense Share of the Operating Expenses for each Lease Year, and (bb) an amount (the "TAX AMOUNT") equal to Tenant's Tax Share of the Taxes for each Lease Year.

                (ii) During the first five (5) years of the Term Tenant shall pay 1/12th of the Combined Amount (as hereinafter defined) in equal monthly installments on the first day of each month during the Lease Year, and thereafter, subject to the limits of Paragraph 5.C.(vii) during each Lease Year Tenant shall pay 1/12th of the actual Expense Amount from the prior Lease Year in equal monthly installments on the first day of each month during such Lease Year, provided, however, that such monthly installments shall be subject to increase or decrease to the extent that the Expense Amount for such Lease Year has actually changed (or will actually change) over the prior year and Landlord can provide reasonably adequate evidence to establish such changes;

                (iii) The Expense Amount and the Tax Amount for the Lease Years in which the Term begins and ends shall be prorated on a per diem basis in relation to the portion of the Term falling within such Lease Years. In the event that during a Lease Year the Rentable Area of the Premises shall increase or decrease there shall be a pro-rata adjustment of the Expense Amount and Tax Amount based upon the Rentable Area Leased by Tenant per day.

                (iv) Following the close of each Lease Year, Landlord shall furnish to Tenant a detailed statement, certified to Tenant as true, correct and complete by Landlord's Agent's chief financial officer or another person reasonably acceptable to Tenant in an executive capacity with Landlord's Agent with supervisory authority over the Building manager setting forth the actual Expense Amount and Tax Amount for such Lease Year. Such person shall certify to Tenant that the statements were made in accordance with accounting principles which are consistent with those utilized for first-class office buildings in Chicago (and Building operating statements for prior years, except for such changes as are specifically described therein). Except to the extent provided in Paragraph 5.C.(vii), within forty-five (45) days. after receipt of such statement, Tenant shall pay the excess, if any, of such actual Expense Amount for such Lease Year as shown in said statement over the amount of the payments theretofore made by Tenant with respect to the Expense Amount for such Lease Year. Notwithstanding the foregoing, for the first five (5) Lease Years, Landlord's obligation to furnish to Tenant a detailed statement of the actual Expense Amount and Tax Amount, as required above, shall be satisfied by delivering to Tenant the statement of the actual Expense Amount and Tax Amount generally delivered to other tenants of the Building.

                (v) As Landlord receives the bills for Taxes payable during each Lease Year, Landlord shall furnish to Tenant a detailed statement setting forth Tenant's actual Tax Amount for such Taxes, specifying the due date for such Taxes and Tenant's Tax Amount of such Taxes. Subject to the limits of Paragraph 5.C.(vii), Tenant shall pay Tenant's Tax Amount for each such Tax within the later to occur of ten (10) business days after the date of any such notice or ten (10) business days prior to the due date for such Taxes if paid by check, or five (5) business days prior to the due date for such Taxes if paid by certified or cashier's check.

                (vi) If the total monthly payments of Expense Amounts or the Tax Amounts paid by Tenant for any Lease Year exceed the actual Expense Amount or Tax Amount for such Lease Year, or the applicable limits of Paragraph 5.C.(vii), any such excess shall be paid to Tenant within forty-five (45) days after receipt of such statement or at Tenant's request credited against payments due or next becoming due under this Lease. Tenant or its representative shall have the right to examine copies of Landlord's books and records relative to Operating Expenses and Taxes during normal business hours at any time within one hundred twenty (120) days following the furnishing by Landlord to Tenant of any statement pursuant to Paragraph 5.C.(iv) above and the right to make copies of any invoices or receipts included in such records. Tenant shall use all reasonable efforts to minimize any interference with Landlord's operations caused by any such review. Unless Tenant shall, by notice to Landlord, take exception to any item in any such statement within one hundred twenty (120) days after the furnishing of said statement, absent fraud, such statement shall be conclusively binding upon Tenant and Landlord and shall not be contestable by Tenant or

        Landlord. Any amount shown by such statement to be due to Landlord, whether or not written exception is taken to such statement, shall be paid by Tenant as provided in Paragraphs 5.C.(iv) and 5.C.(v) above, without prejudice to any such written exception. If Tenant timely gives notice of such exception, and Landlord and Tenant cannot reach agreement within thirty (30) days of Tenant's written notice of exception, a statement as to the proper Expense Amount and Tax Amount shall be prepared by such certified public accounting firm as Landlord and Tenant may agree. If Landlord and Tenant cannot agree on such a firm, it shall be selected by arbitration pursuant to Paragraph 33. Such accounting firm's decision shall be final, binding and conclusive upon Landlord and Tenant and any adjustments determined to be due by such accountants shall be promptly paid. Tenant agrees to pay the cost of such review statement unless it is determined that Landlord's original determination of either the actual Expense Amount or Tax Amount was overstated by more than two percent (2%). If there was an overstatement of more than two percent (2%) in either the Expense Amount or Tax Amount then in addition to paying the amount determined by such accountant Landlord shall pay the expense of the independent accounting firm and interest on the amount in error, from the date of Tenant's overpayment as determined by such accountant at the Contract Rate.

                (vii) Notwithstanding anything contained in this Lease to the contrary, the aggregate of the Expense Amount and Tax Amount payable by Tenant under this Paragraph 5.C. ("Combined Amount") shall:

                    (a) during the first five years of the Term equal the following:

                                                                                Combined Amount
                                                                                per sq. ft. of
                                    Period                                      Rentable Area
                             ----------------------                             ---------------
                             Months 1 through 12                                    $ 8.00
                             Months 13 through 24                                     9.00
                             Months 25 through 36                                    10.00
                             Months 37 through 48                                    11.00
                             Months 49 through 60                                    12.40

                    (b) during the 6th through 10th years of the Lease Term not exceed the following:

                                                                                Combined Amount
                                                                                per sq. ft. of
                                    Period                                      Rentable Area
                             ----------------------                             ---------------
                             Months 61 through 72                                   $13.02
                             Months 73 through 84                                    13.67
                             Months 85 through 96                                    14.35
                             Months 97 through 108                                   15.07
                             Months 109 through 120                                  15.83

        Tenant's monthly installments of the Expense Amount and payments of the Tax Amount shall be established and periodically adjusted so that as nearly as possible the aggregate payments of Expense Amounts and Tax Amounts from time to time in any Lease Year shall not exceed the applicable monthly proportions of the Combined Amount. In the event that a tax shall be imposed upon Tenant's right to occupy the Premises which shall be payable directly by Tenant, then the aggregate amount of such tax paid by Tenant during any of the above described twelve (12) month periods shall be subtracted from the Combined Amount stated above for such period to arrive at a corrected Combined Amount which shall apply to such period.

                (viii) Commencing with the 10th Lease Year (as respects that portion of the budget applicable to the 11th Lease Year) and thereafter during the Term, Tenant shall have the right as set forth below to approve the Operating Expense budget for the Land and Building, such approval not to be unreasonably withheld or delayed. Any expenses required by governmental action shall be deemed to be reasonable. Tenant shall be provided with a copy of a detailed line-item budget of the type utilized to operate the Building not less than thirty (30) days prior to the commencement of any Lease Year during which Tenant has approval rights under this Paragraph 5.C.(viii). In the event that within fifteen
        (15) days of receipt of such budget, Tenant objects to any budgeted Operating Expenses as being unnecessary, excessive or inappropriate for the operation of a first-class office building in the City of Chicago, or not in accordance with standard management practices for a first-class office building in the City of Chicago and Landlord and Tenant are unable to agree upon the budget within thirty (30) days of delivery of Tenant's objection, then either party may submit the issues presented by such objection to arbitration pursuant to Paragraph 33 hereof. Tenant's failure to object within such fifteen day period shall be deemed to constitute Tenant's acceptance of such budget. Any such budget shall be based upon the services to be provided by Landlord under this Lease. In addition to those services to be provided by Landlord under this Lease, Tenant may not require greater or lesser services than those services customarily provided in comparable first-class office buildings in the City of Chicago. Until the conclusion of such arbitration the budget proposed by Landlord shall be the basis for Tenant's Expense Amount payments. To the extent that the arbitrators shall conclude that any expenses fail to satisfy the criteria of this Paragraph 5.C.(viii) the Landlord shall not be entitled to treat such expenses or proposed expenses as Operating Expenses under this Lease.

                (ix) If less than one hundred percent (100%) of the Rentable Area of the Building shall have been occupied by tenants during any Lease Year, for purposes of computing Tenant's Expense Amount, those Operating Expenses that will vary in direct proportion with the level of Building occupancy such as but not limited to janitorial expenses, and water and sewer charges shall be determined for such Lease Year to be equal to the like expense that would normally and reasonably be expected to be incurred for such item had such occupancy been one hundred percent (100%) through such Lease Year.

        D. Electricity Payments. Tenant shall pay directly to the public utility providing such electric power for all electric power provided to Tenant for use on the Premises.

               E. Allocation of Operating Expenses and Tax Expense. Operating Expenses "for" a Lease Year shall mean those Operating Expenses allocable to such Lease Year as determined in accordance with generally accepted accounting principles. Taxes "for" a Lease Year shall mean Taxes due and payable during that Lease Year. In the event of a dispute by either party regarding the allocation to any Lease Year or portion thereof of Operating Expenses or Taxes the matter may be submitted to arbitration by either party pursuant to Paragraph 33.

               F. Delay in Computing Additional Rent. Except as provided in Paragraph 5.C.(vi), delay in computing any item of Additional Rent shall neither be deemed a default by Landlord or a waiver of the right to collect the item of Additional Rent in question.

               G. Minimization of Additional Rent. Consistent with the operation of a first-class office building, Landlord agrees to use all reasonable efforts to minimize both Taxes and Operating Expenses to the same extent as if the entire burden thereof were the unreimbursable obligation of Landlord, provided, however, that Landlord shall have no obligation to make capital improvements to reduce Operating Expenses. Landlord agrees to prosecute appropriate proceedings for refunds of excessive real estate Taxes with diligence, and in the event that after consultation with recognized tax experts Landlord shall determine that pursuing any assessment reductions or tax refunds is not appropriate, Landlord shall promptly advise Tenant thereof in writing in a timely fashion and shall permit Tenant to review such determination with Landlord's tax experts. In the event that a filing shall be required to preserve the right to contest taxes or any assessment, (such as a complaint to the Cook County Board of Tax Appeals as respects real estate taxes) Landlord shall upon the written request of Tenant make such filing in a timely fashion. Landlord shall keep Tenant advised in writing on a regular basis as to the progress of any proceedings to contest Taxes or assessments. Tenant may elect to submit the question of whether Taxes or assessments should be contested or whether Landlord is diligently contesting Taxes or assessments to arbitration pursuant to Paragraph 33. If an arbitrator shall determine that Landlord has failed to appropriately or diligently contest any Taxes or assessments and Landlord fails to correct such situation within ten
(10) days after any such decision, Tenant shall have the right after notice to Landlord to contest all such Taxes or assessments by legal proceedings or in such other manner as it may deem suitable (which, if so instituted, Tenant shall conduct promptly at its own initial cost and expense and free of any expense to Landlord, and if necessary in the name of and with the cooperation of Landlord), and Landlord shall execute all documents necessary to accomplish the foregoing.

               H. Tax Refunds and Operating Expense Overcharges. Any refund or reduction of Taxes secured by Tenant shall first be applied to the costs, fees and expenses incurred by Tenant to secure such refund and then to the costs, fees and expenses of Landlord in securing such refund. Any balance of such refund or reduction of Taxes shall be deducted from the Taxes due and payable in the Lease Year Landlord receives such refund, notwithstanding that the refund may be of Taxes for a previous year. In the event that for any Lease Year Landlord receives payments of (or has granted abatements of) Operating Expense Amounts or Tax Amounts which exceed the actual Operating Expense or Tax Amounts for such year then Landlord shall immediately pay to Tenant the Tenant's share of any such amount based upon the percentages set forth in Paragraphs 5.A.(iv),
(v) and (ix).

               Notwithstanding the foregoing, during the first sixty (60) months of the Term, Tenant shall not be entitled to share in any such refund or rebate of Operating Expenses or Taxes; and during the 61st through the 120th months of the Term, Tenant shall share in any rebate or refunds of Operating Expenses and Taxes only to the extent that the aggregate amount of such Operating Expenses and Taxes for each successive twelve month period shall be less than the Combined Amount for such period.

               6.     USE OF PREMISES.

               Tenant shall use and occupy the Premises for general office purposes and for any other ancillary and lawful purpose consistent with a first-class office building. Tenant may also install vending machines, employees' lounges, kitchen, cooking and dining facilities, and print shop and duplicating facilities in the Premises generally consistent with the type of facilities shown in the Space Plans. Such food service facilities shall be for use of its executive employees and guests, but excluding use thereof by the general public; and the printing and duplicating shall be solely for Tenant and its Affiliates (as hereinafter defined). Any full service kitchen areas shall be located on the uppermost three (3) floors of the Premises. Tenant may serve anywhere throughout the Premises, beverages of any kind to its officers, employees and guests; provided, however, Tenant shall at all times comply with the laws of the State of Illinois respecting the serving of any alcoholic beverages and will indemnify and hold Landlord harmless from all loss or damage Landlord may suffer by virtue of any violation of such laws.

               Tenant's occupancy shall comply with all applicable laws, rules and regulations and Tenant shall not use the Premises so as to create a nuisance. The foregoing provision shall in no way limit Landlord's obligation to make repairs, installations, and additions to the Premises as provided in Paragraph 9.A..

               7.     CONDITION OF PREMISES.

               Except as specifically provided by this Lease, no promise of the Landlord to alter, remodel or improve the Premises or the Building and no representation by Landlord or its agents respecting the condition of the Premises or the Building have been made to Tenant or relied upon by Tenant other than as may be contained in this Lease, the Work Letter, any written amendment hereto or to the Work Letter, or any other agreement signed by Landlord and Tenant. The Work Letter attached hereto as Exhibit D is hereby incorporated into this Lease by reference and Landlord and Tenant each agree to carry out their respective obligations under the Work Letter.

               8.     SERVICES.

               A. List of Services. Landlord shall provide the following services, without additional cost to Tenant other than as specifically set forth, at all times after Tenant's occupancy of the Premises during the Term:

                        (i) Heating, ventilating and air conditioning within the
                performance standards of Exhibit E, from Monday through Friday (excluding Holidays), during the period from 7:00 a.m. to 6:00 p.m. and on Saturday (excluding Holidays) during the period from 8:00 a.m. to 1:00 p.m. "Holidays" shall mean New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving,

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

                Christmas and such other holidays observed customarily in comparable first-class office buildings in the City of Chicago with major service industry tenants, such as accounting firms and law firms. Landlord shall provide after-hour and Holiday heating, ventilating and air conditioning services at Landlord's actual cost upon the request of Tenant;

                        (ii) City water from the regular Building outlets for
                cooking, drinking, lavatory and toilet purposes, including hot water in washrooms in the core of the Building at normal faucet temperature; water shall be provided at water pressure of a minimum of thirty-five (35) pounds per square inch;

                        (iii) Janitorial services as specified in Exhibit F
                attached hereto and identified as "Janitorial Services";

                        (iv) Window washing for the inside and outside of
                Windows in the Building's perimeter walls as may be situated in the Premises at least once per season as determined by Landlord, but not less than four (4) times per year and not less than two
                (2) times per year for the outside of the windows in the balance of the Building;

                        (v) Exclusive use of 6-car high-rise automatic
                high-speed passenger elevators for floors above the 24th Floor, with service to all of the Premises at all times; provided, however, that Landlord may with the consent of Tenant, which shall not be unreasonably withheld or delayed, limit the number of cars serving the Premises to as few as two during after-hour periods and provided further that in the event Tenant is not occupying all floors above the 24th Floor, other persons occupying such floors shall also be entitled to use of such elevators; provided further, however, that Landlord may routinely take one (1) elevator car out of service for routine maintenance without Tenant's consent.

                        (vi) Freight elevator services and dock access in common
                with other Tenants during normal business hours from Monday through Friday (excluding Holidays) during the period from 7:30 a.m. to 4:30 p.m., and at other times subject to reasonable scheduling; daily reserved times for first priority use of a freight elevator from 7:30 a.m. to 8:00 a.m., from 12:00 p.m. to 12:30 p.m. and from 3:00 p.m. to 3:30 p.m. other than on Sundays and Holidays; such first priority use shall entitle Tenant to control of the freight elevator at such times during the aforesaid periods as Tenant is using the freight elevator or requires the use of the freight elevator;

                        (vii) Sufficient electrical capacity in the Building,
                which can be delivered to the Premises, to operate printers, telephones, computers, typewriters, calculating machines, personal computers and peripherals, photocopying machines of similar low electrical consumption (120/208 volts) and to provide five (5) watts of connected load per square foot of Rentable Area;

                        (viii) Tower condenser water at all times to operate
                Tenant's special cooling equipment for its computer and communication equipment initially installed on the Premises; provided that Tenant shall pay the electrical costs for pumping such water after hours;

                        (ix) Building directory with such entries for Tenant as
                Tenant may from time to time reasonably request;

                        (x) Security services in the public space and common
                areas of the Building consistent with operation of a first-class office building in Chicago, Illinois of similar size including coordination and control of elevator access to the Premises during non-business hours as reasonably requested by Tenant; such elevator controls shall include at Tenant's request during non-business hours the ability (i) to move directly from floor to floor in the Premises, and (ii) to restrict access to the Premises to those persons designated by Tenant. Notwithstanding the foregoing provisions of this subparagraph, Landlord shall not be required to make capital expenditures to enhance the security services for the Building beyond those contemplated by the Plans. Tenant shall be entitled to secure and utilize the signals from Landlord's security cameras monitoring the lobby and garage areas of the Building in connection with Tenant's security system. Selected employees of Tenant shall be kept apprised of the radio frequencies utilized by Landlord's personnel;

                        (xi) Maintenance of public and common areas of the Land
                and Building consistent with the operation of a first-class office building in Chicago, Illinois;

                        (xii) Such other services as are customarily furnished
                generally to tenants by landlords of first-class office buildings of a similar size in Chicago, Illinois, provided, that Landlord shall not be required to make capital expenditures to enhance Building systems to provide such services, and provided further that the costs of such services shall be borne by the users thereof if Landlord does not furnish such services generally for the benefit of substantially all tenants in the Building; and

                        (xiii) Landlord shall prior to the date of substantial
                completion under Paragraph 3.B. provide Tenant in writing the standard emergency procedures applicable to the Building and Premises and shall from time to time during the Term promptly furnish Tenant with any amendments, revisions, supplements or additions to such procedures.

                B. Interruption of Services. Tenant agrees that, except as herein provided, Landlord shall not be liable in damages, by abatement of Base Rent or otherwise, for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by governmental rule or regulation, by repairs, renewals, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after Landlord's reasonable effort so to do, by any accident or casualty whatsoever, by act or default of Tenant, or by any other cause beyond Landlord's reasonable control; and, except as herein provided, no such failure or delay or diminution shall be deemed to constitute an eviction of Tenant or disturbance of the Tenant's use and possession of the Premises nor shall any such failure or delay relieve the Tenant from the obligation to pay rent or perform any of its obligations under this Lease. Landlord agrees to use its reasonable efforts to promptly restore services in the event of any failure, delay or diminution described in this Paragraph. Notwithstanding the foregoing, if the Premises or any full floor portion thereof are rendered untenantable or are rendered inaccessible or incapable of use by Tenant in the ordinary course of business for in excess of one (1) business day, in each case due to interruption of such service for any cause other than by default of Tenant, all Base Rent and Additional Rent shall abate for the portion of the Premises affected thereby and for the period of such untenantability, inaccessibility or incapacity for use by Tenant in the ordinary course of business; provided that such abatement is or would be recoverable under any insurance that is commercially reasonable and available to owners or first-class office buildings in Chicago, Illinois, whether or not required to be carried by Landlord pursuant to the terms of this Lease.

               C. Additional Services. Landlord shall have no obligation to furnish services to Tenant of a different character other than those specified in Paragraph 8.A. Should, however, Landlord provide additional services beyond those provided for in Paragraph 8.A. to Tenant at Tenant's request, Tenant shall pay separately for such additional service (including, but not limited to, reserved time freight elevator services provided during reserved hours other than those set forth in Paragraph 8.A.(vi)), at rates generally applicable to all tenants to be established from time to time by Landlord to cover Landlord's costs. Charges for any such additional service for which Tenant is required to pay shall be due and payable with the next payment of rent that occurs more than seven (7) days after Landlord bills Tenant therefor. If Tenant fails to make payment for any such additional services, Landlord, in addition to all other rights and remedies available to Landlord under this Lease may, with notice to Tenant, discontinue any or all of such additional services and such discontinuance shall not be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve Tenant from paying Base Rent and Additional Rent or otherwise performing any of its obligations under this Lease.

               D. Energy Conservation. Notwithstanding anything to the contrary in this Paragraph 8 or elsewhere in this Lease, Landlord shall have the right to institute such reasonable nondiscriminatory policies, programs and measures for the conservation or preservation of energy, or energy related services as may be legally required to comply with any applicable governmental codes, rules and regulations.

               E. Rights of Tenant. In addition to any other rights reserved to Tenant under and pursuant to this Lease, Tenant shall have the right while a Tenant under this Lease:

                (i) to use Tenant's personnel at its cost and expense to replace and repair lamps, tubes and ballasts in the lighting fixtures, subject to Landlord's reasonable approval of the tubes and materials used (consistent with Landlord's desire to maintain substantial uniformity in color and intensity of interior lighting);

                (ii) to use Tenant's own personnel to make Alterations (as hereinafter defined) subject to the provisions of Paragraph 10.A; and

                (iii) to use hand carts for mail and paper delivery on the Building passenger elevators between the various floors of the Premises.

Personnel utilized by Tenant pursuant to this Paragraph 8.E. (i) and (ii), or to perform janitorial services pursuant to Paragraph 8.A.(iii) or to perform repairs or Alterations pursuant to Paragraphs 9.B. and 10. may be employees of Tenant; otherwise such personnel, if performing services similar to those rendered by Landlord with union personnel, shall if legally requested by Landlord's union personnel, belong to unions that will not conflict with the unions under contract with Landlord for the Building. In the event that the use by Tenant of its employees or of other persons to perform services under Paragraph 8.E.(i), janitorial services under Paragraph 8.A.(iii) or repairs or Alterations under Paragraphs 9.B. or 10. shall cause Landlord's employees or contractors to strike, picket or otherwise materially interfere with the operation of the Building, Tenant shall upon the written request of Landlord cease the use of such personnel until such time as it shall be established that Tenant has the right to legally utilize such employees or contractors. If requested by Tenant and provided that in the reasonable judgment of Tenant the actions of Landlord's employees or contractors in so interfering with the operation of the Building are illegal, Landlord shall commence and pursue appropriate legal proceedings to protect Tenant's rights to select and use employees or contractors selected by it to perform such services without such illegal interferences. Such legal proceedings shall be at Landlord's expense, unless a judgment is entered by a court of competent jurisdiction finding that such interference was not illegal, in which event such legal proceedings shall be at Tenant's expense and Tenant shall reimburse Landlord for all of Landlord's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees. Upon a finding that any such interference was illegal, Tenant shall be entitled to continue to use such employees or contractors as it may select. In the event that Landlord shall settle such dispute, Landlord and Tenant shall each bear a reasonable allocable cost of such settlement. If the parties are unable to agree on such allocation of settlement costs, either party may submit that issue to arbitration pursuant to Paragraph 33 hereof.

               Except in emergency, Landlord shall provide Tenant with one (1) day's advance written notice of any interruption of any utility services in connection with any repairs, replacements, alterations or additions to such utility systems. Notwithstanding the foregoing, in the event that such interruption in connection with repairs, replacements, alterations or additions shall involve the Tower condenser water that operates Tenant's special cooling equipment for its computer and communication equipment on the Premises, Landlord shall provide Tenant with no less than ten (10) business days advance written notice of such interruption, except in the event of an emergency, in which case Landlord shall provide not less than one (1) hour advance notice to Tenant of such interruption.

        9.      REPAIRS.

               A. Landlord. Landlord at its expense, shall promptly and adequately maintain, repair and keep in good condition at all times during the Term (i) the Building structure, including, but not limited to roofs, subfloors, structural perimeter walls, curtain wall windows, elevators, Building heating, Building ventilating and Building air conditioning equipment, systems and con-trols, the Building plumbing, electrical, sprinkler and fire safety systems,
(ii) all common areas and public spaces in the Building or on the Land, and
(iii) the Building security system and equipment. Subject to the specific rights of Tenant, Landlord shall be responsible for Janitorial Services (as hereinafter defined) and shall also be responsible for those repairs and replacements described in Paragraphs 13 and 16. In addition Landlord shall make all repairs, installations and additions to the Building and to the Premises to the extent that such items involve Tenant Improvements set forth in the System Plans provided by Landlord as may be required by any ordinance, rule, regulation or ruling of any governmental authority having jurisdiction over the Building. The determination of whether a repair or replacement made by Landlord shall be a capital expenditure shall be based upon generally accepted accounting principles existing on the date hereof and the intent of the parties is that material structural repairs to or replacement of exterior components of the Building (other than routine maintenance) shall be deemed capital expenditures.

               B. Tenant. Except to the extent required to be provided for by Landlord under Paragraphs 8, 9.A., 13 and 16, after delivery of possession of the Premises to Tenant (provided that Landlord shall remain obligated to complete all Punch List items), Tenant shall at Tenant's expense, keep the Premises in good order, repair and condition at all times during the Term, and Tenant shall promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances on the Premises with materials of comparable quality. If Tenant does not do so, Landlord may, but need not, after notice to Tenant make any repairs, replacements, installations, and additions that Tenant is obligated to make, and Tenant shall pay to Landlord the cost thereof. The foregoing payments shall be made with the next payment of rent due at least seven (7) days after Tenant is billed for same. Except as specifically provided in Paragraph 9.A, Tenant shall make all repairs, installations, and additions to the Premises to the extent that such items involve Tenant Improvements set forth in the Working Plans provided by Tenant, or relating to Tenant's unique use of the Premises (such as kitchen and printing shop), as may be required by any ordinance, rule, regulation or ruling of any governmental authority having jurisdiction over the Premises. Landlord shall be entitled to supervise any repairs, installations and additions required to be made under this Paragraph 9.B., but any costs of such supervision shall be Landlord's expense.

               C. Access. Landlord and Landlord's Agent may after three (3) days advance written notice to Tenant (except in an emergency), but shall not be required to, enter the Premises at all reasonable times with Tenant's permission, which shall not be unreasonably withheld or delayed, to make such repairs, installations, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary. Except in the case of emergency, or unless such repairs, installations, alterations, improvements and additions can be made without significantly interfering with Tenant's use of the Premises, they shall be done during non-business hours.

        10.     ADDITIONS AND ALTERATIONS.

               A. Tenant's Rights. From and after the Commencement Date, Tenant may, at its expense and after notice to Landlord, make any alterations, improvements or additions to the Premises as Tenant deems appropriate for Tenant to be able to operate its business (collectively "Alterations"). Tenant shall provide Landlord with plans and specifications for any Alterations (other than normal decorating and refurbishing). Alterations shall not include any work covered by the Work Letter. Tenant shall secure, at its cost, all required permits and authorizations for Alterations from governmental authorities (and Landlord shall cooperate in connection therewith whenever necessary); and such Alterations shall be made free of liens, in a good and workmanlike manner in conformity with applicable laws and the plans and specifications delivered pursuant hereto. If any such Alterations shall (i) be structural in nature; or (ii) materially affect the heating, ventilating, life safety and air conditioning or electrical, plumbing or mechanical systems of the Building; such Alterations shall not be performed unless and until System Plans (as hereinafter defined) and such construction documents as Landlord may reasonably require have been submitted to and approved by Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall be entitled to supervise any Alterations of the type described in the preceding sentence that require Landlord's approval, and Tenant shall pay to Landlord the reasonable costs of such supervision and review by Landlord with the next payment of rent due at least seven (7) days after Tenant is billed for same. Any Alterations, whether prior to or subsequent to the Commencement Date, shall be completed at Tenant's expense by employees of or contractors hired by Tenant. Tenant shall promptly pay to Tenant's contractors, when due, the cost of all such Alterations. Upon completion of such Alterations, Tenant shall deliver to Landlord evidence of payment, contractors' affidavits, full and final waivers of all liens for labor, services or materials and such other supporting documentation as Landlord may reasonably require, all in form reasonably satisfactory to Landlord. Tenant shall defend and hold Landlord, the Land and the Building harmless from all costs, damages, liens and expenses related to such Alterations. All Alterations and repairs done by Tenant or its contractors pursuant to Paragraphs 9 or 10 of this Lease shall be done in a first-class, workmanlike manner using only good grades of materials and shall comply with all applicable laws, ordinances, rules and regulations of governmental departments or agencies. At all times Tenant shall cause contractors and others performing Alterations for Tenant to not interfere with the contractors, agents, and employees performing work in the Building for Landlord or others.

               B. Ownership and Removal. Unless otherwise required in writing by Landlord or agreed upon by Landlord and Tenant at or prior to the time such Alterations are made, all Alterations, whether temporary or permanent in character shall without compensation to Tenant, become Landlord's property at the termination of this Lease by lapse of time or otherwise. Upon termination of this Lease Tenant shall have no obligation to remove any tenant improvements made pursuant to the Work Letter or any Alterations that Tenant had not previously agreed to remove. If Landlord shall require Tenant to remove any Alterations it must so notify Tenant within thirty (30) days of receipt of the plans for such Alterations.

        11.     COVENANT AGAINST LIENS.

               Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Land, Building or the Premises, and any and all liens and encumbrances created by

Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Land, Building or the Premises or Tenant's interest in the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case any such lien attaches, or claim of lien is asserted, Tenant covenants and agrees to cause such lien or claim of lien to be immediately released and removed of record or to be bonded over by a title insurer or surety reasonably acceptable to Landlord. In the event that after ten (10) days written notice to Tenant such lien or claim of lien is not immediately released and removed or bonded as provided herein, Landlord, at its sole option and in addition to any other available rights or remedies, may take all action necessary to release and remove such lien or claim of lien (it being agreed by Tenant that Landlord shall have no duty to investigate the validity thereof) and Tenant shall promptly upon notice reimburse Landlord for all reasonable sums, costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with such lien.

        12.     INSURANCE.

               A. Mutual Waiver. Each of Landlord and Tenant hereby waives any and every claim, including insurer's subrogation claims, for recovery from the other for any and all loss or damage to the Building or Premises or to the contents thereof, and including claims for deductible and self-insurance retention amounts, whether such loss or damage is due to the negligence of Landlord or Tenant or its respective officers, directors, agents, employees or invitees of any of them. Furthermore, Landlord and Tenant agree that as respects any rights or claims between them, they shall each look solely to their respective insurance carriers to the extent of the physical damage insurance required to be maintained hereunder in the event of any physical loss or damage required to be insured against by them hereunder.

               B. Tenant Coverage. From and after the date upon which Tenant shall first occupy any portion of the Premises to carry on its business, Tenant shall purchase and maintain insurance with terms, coverage and in companies reasonably satisfactory to Landlord as follows: (i) comprehensive general liability insurance, including contractual liability insurance, covering claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use and occupancy of the Premises, (ii) physical damage insurance covering any tenant improvements provided under the Work Letter and any Alterations, and (iii) physical damage insurance for Tenant's personal property located on the Premises.

               All liability insurance shall initially have combined single limits of at least Three Million Dollars ($3,000,000) per occurrence, which limits or coverages shall be subject to increase or change from time to time as Landlord may reasonably request consistent with the requirements of comparable first-class office buildings in Chicago. All property insurance shall be written on an "all risk" basis, shall be in amounts at least equal to one-hundred percent (100%) of the replacement cost of the covered items, subject to a reasonable deductible considering the size and financial capabilities of Tenant, and shall not be subject to the application of any co-insurance clauses or requirements.

               Prior to the date on which it first occupies the Premises to carry on its business and prior to the policy expiration dates,

Tenant shall furnish to Landlord certificates evidencing the coverages required by this Paragraph, which certificates shall state that such insurance coverage may not be changed or cancelled without at least thirty (30) days prior written notice to Landlord, except in the event that such cancellation is for nonpayment of premiums in which event the notice to Landlord may be upon ten (10) days notice, and shall name as additional insureds with respect to comprehensive general liability insurance and loss payees with respect to property insurance coverages as their interest appears in this Lease only (i) Landlord and the partners in Landlord, (ii) the beneficial owner or owners of the Land and Building, if such are other than Landlord, and Tenant is given notice of such fact, (iii) the ground lessor, any mortgagee, and any other party or parties having an interest in the Premises that is agreed to by Tenant.

               Notwithstanding the foregoing Tenant may elect to self insure for any of the insurance required to be furnished by Tenant pursuant to this Lease (other than physical damage insurance), provided that Tenant has the financial capacity commonly possessed by persons who would self-insure for coverages such as those required under this Lease. In the event of a dispute as to such capacity either party may submit that issue to arbitration pursuant to Paragraph 33 hereof.

               In the event that after ten (10) days written notice to Tenant, Tenant shall at any time fail to maintain any of the insurance herein required, Landlord shall have the right, but not the obligation, to provide such insurance, and Tenant shall promptly upon notice reimburse Landlord for all reasonable sums, costs and expenses incurred by Landlord in connection with providing such insurance.

               C. Avoid Action Increasing Rates. Landlord and Tenant shall each comply with all applicable laws and ordinances, all orders and decrees of court of which it has notice, and all requirements of other governmental authorities, with respect to the Building or Premises, and shall not, directly or indirectly, make any use of the Building or Premises other than those permitted in this Lease that may be prohibited by law or be dangerous to person or property, which may jeopardize any insurance coverage, increase the cost of insurance, or require additional insurance coverage. If either party after notice from the other fails to comply with the provisions of this Paragraph 12.C, and jeopardizes the insurance coverage required to be carried under this Lease, the other party shall have the right to enjoin the use that is contrary to this Lease and jeopardizes the coverage, and if their premium is increased as a result of such use, the non-defaulting party may after notice to such party require such party to make immediate payment of any such increase in the other party's insurance costs.

               D. Landlord's Coverage. Landlord hereby agrees to insure the Building and all portions of the Premises not required to be insured by Tenant on an "all risk" of physical loss or damage basis, not subject to the application of any co-insurance clauses or requirements of the policy and equal to one hundred percent (100%) of the full replacement cost of the Building (but excluding the cost of foundation, excavation and footings below grade), subject to a reasonable deductible not to exceed One Hundred Thousand Dollars ($100.000) without Tenant's prior written approval. Landlord shall purchase and maintain comprehensive general liability insurance, including contractual liability insurance, covering claims of bodily injury, personal injury and property damage arising out of Landlord's or Landlord's Agent's operations, assumed liabilities or use and occupancy of the Building (other than the Premises) with combined single limits of at least Three Million Dollars ($3,000,000) per occurrence. Such limits or coverages shall be subject to increase or change from time to time as Tenant may reasonably request consistent with the requirements of comparable first-class office buildings in Chicago. Landlord shall cause Tenant to be named as an additional insured under all liability policies carried pursuant to this Lease, with respect to the common areas of the Building only Landlord shall furnish to Tenant prior to the date of Tenant's occupancy of any portion of the Premises and prior to the expiration date for any existing policies certificates evidencing the coverages required by this Paragraph, which certificates shall state that such insurance coverage may not be changed or cancelled without at least thirty (30) days prior written notice to Tenant, except in the event that such cancellation is for nonpayment of premiums in which event the notice to Tenant may be upon ten (10) days notice.

               In the event that after ten (10) days written notice to Landlord, Landlord shall at any time fail to maintain any of the insurance herein required, Tenant shall have the right, but not the obligation, to provide such insurance, and Landlord shall promptly upon notice reimburse Tenant for all reasonable sums, costs and expenses incurred by Tenant in connection with providing such insurance.

               E. Hold Harmless and Indemnification. Unless caused by Tenant's negligence, Landlord and Landlord's comprehensive general liability insurance carrier shall have primary responsibility and liability for any claims for personal injury or property damage asserted against Tenant in connection with the Land or Building that arise (a) on any portion of the Premises prior to Tenant's occupancy thereof, or (b) other than on the Premises. In the event Tenant is named or joined in any proceeding that alleges such a claim, Landlord shall upon written notice from Tenant promptly assume the defense of such proceeding and diligently use all reasonable efforts to have Tenant dismissed from such proceeding. Absent actual fault by Tenant with respect to any such claim, Landlord shall indemnify and hold Tenant harmless in connection with any such claim including but not limited to all expenses, fees and liabilities arising in connection therewith. If it shall be established in the course of any such proceeding that Tenant is to any material extent at fault in connection with such a claim, then Tenant shall bear and be responsible for a share of the costs of defense and liability arising in connection therewith, such share to be determined by the court hearing such case, if feasible, or otherwise by arbitration pursuant to Paragraph 33 hereof.

               Unless caused by Landlord's negligence, Tenant and Tenant's comprehensive general liability insurance carrier shall have primary responsibility and liability for any claims for personal injury or property damage asserted by any third party against Landlord in connection with the Premises that arise on any portion of the Premises on and after Tenant's occupancy thereof. In the event Landlord is named or joined in any proceeding that alleges such a claim, Tenant shall upon written notice from Landlord promptly assume the defense of such proceeding and diligently use all reasonable efforts to have Landlord dismissed from such proceeding. Absent actual fault by Landlord with respect to any such claim, Tenant shall indemnify and hold Landlord harmless in connection with any such claim, including, but not limited to, all expenses, fees, and liabilities arising in connection therewith. If it shall be established in the course of any such proceeding that Landlord is to any material extent at fault in connection with such a claim, then Landlord shall bear and be responsible for a share of the costs of defense and liability arising in connection therewith, such share to be determined by the court hearing such case, if feasible, or otherwise by arbitration pursuant to Paragraph 33 hereof.

               F. Waiver Provisions. The obligation of Tenant to carry personal property insurance shall exist only while the laws of the State of Illinois shall prohibit a landlord from securing a release from its tenants for such landlord's negligence and Landlord's sole remedy for any breach of such provision requiring Tenant to carry personal property insurance shall be a right to recover damages for losses incurred because such insurance was not in effect. Landlord shall have no right or interest in the proceeds of any physical damage insurance on personal property located on the Premises and Tenant shall be entitled to all such proceeds and to handle and deal with all claims under any policy.

               Each party shall bear the loss of any deductible on any policy carried by it pursuant to this Lease.

        13.     FIRE OR CASUALTY.

               A. Rights Upon Loss. If the Premises or the Building (including machinery or equipment used in its operation) shall be damaged by fire or other casualty and if damage does not render all or a substantial portion of the Premises or Building untenantable so as to give Landlord the right to terminate this Lease, Landlord shall, subject to Tenant's duty to repair those parts of the Premises that were provided at Landlord's cost during the Term pursuant to the Work Letter and any replacements or additions thereto, as set forth in Paragraph 13.B. below, repair or restore such damage with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control; provided that Landlord shall have no obligation to repair, restore or replace Landlord's Work, Extra Work (each as defined in the Work Letter), or Alterations and any replacements or additions thereto. If any such damage renders all or a substantial portion of the Premises or Building untenantable and Landlord has in good faith determined not to repair or restore the Building and Premises, Landlord shall have the right to terminate this Lease as of the date of such damage (with appropriate prorations of all rents being made for Tenant's possession after the date of such damage of any tenantable portions of the Premises) upon giving written notice to the Tenant at any time within ninety (90) days after the date of such damage. Upon notice of such termination Tenant shall within five (5) business days of receipt of Landlord's notice choose and advise Landlord in writing of an effective date of such termination not later than ninety (90) days after receipt of the notice from Landlord.

               If Landlord has not exercised its rights to terminate this Lease as provided for in this Paragraph 13, then within ninety (90) days after the loss Landlord shall advise Tenant of Landlord's reasonable good faith estimate of the time required to make the necessary repairs. If such estimate is in excess of one (1) year from the date of loss, then Tenant may, upon written notice to Landlord, within thirty (30) days after receipt of Landlord's estimate, exercise Tenant's right to terminate this Lease.
Tenant shall not have the aforesaid right to terminate this Lease in the event that the fire or casualty is caused solely by the willful misconduct or negligence of Tenant.

               If Landlord's reasonable good faith estimate of the time required to make the necessary repairs is less than one (1) year, or if it is for more than one (1) year and Tenant has not elected to terminate this Lease, then Tenant may terminate this Lease on thirty (30) days prior written notice to Landlord only if (a) Landlord shall have failed to commence to repair or restore the Building within one hundred eighty (180) days after the loss; or (b) Landlord shall have failed to complete such repair or restoration within the later of three (3) months after such estimated date or one hundred twenty-five percent (125%) of the estimated time, unless such failure results from Unavoidable Delays.

               For purposes of this Paragraph 13 a substantial portion of the Building shall be deemed to have been damaged only if reconstruction or significant repairs shall be required of more than twenty-five percent (25%) of the Rentable Area in the entire Building, excluding, however, the space leased to Illinois Bell Telephone Company ("IBT") in the non-Tower portion of the Building; and a substantial portion of the Premises shall be deemed to have been damaged only if reconstruction or significant repairs are required for more than fifty percent (50%) of the Rentable Area in the Premises.

               All rents and charges under this Lease, including Base Rents and Additional Rents shall abate as to those portions of the Premises as are, from time to time, untenantable as a result of damage until Landlord shall have completed the repairs and restoration required of Landlord hereunder.

               B. Proceeds. If neither Landlord nor Tenant have exercised the right to terminate this Lease as provided in Paragraph 13.A., all insurance proceeds with respect to the Premises received by Tenant as a result of such damage by fire or other casualty to the Premises shall be used, to the extent required, by Tenant to satisfy Tenant's duty to repair the Premises, which duty is limited to repairing or restoring those parts of the Premises that were provided at Landlord's cost during the Term pursuant to the Work Letter and any replacements or additions thereto. Tenant may repair all Alterations, (to the extent that Tenant desires to have such improvements on the Premises) at the sole cost and expense of Tenant. All repairs and restorations required to be performed by Tenant hereunder and any other or additional repairs or restoration, if Landlord consents thereto, shall be done at Tenant's sole cost and expense in accordance with the provisions of Paragraph 10 hereof. If either Landlord or Tenant have exercised the right to terminate this Lease as provided in Paragraph 13.A. during the first fifteen (15) years of the Part I Term, insurance proceeds under the property damage insurance for the Premises required to be carried by Tenant received by Tenant as a result of such damage by fire or other casualty to the Premises shall be paid by Tenant to Landlord in an amount equal to the unamortized value of the Landlord's Work provided pursuant to the Work Letter and any replacements or additions thereto. Thereafter Landlord shall be entitled to receive only its reasonable demolition costs for the tenant improvements on the Premises from such insurance proceeds. For purposes of this Paragraph 13.B such improvements shall be amortized on a straight line basis for a fifteen (15) year period. If the parties are unable to agree as to such amount, then the amount shall be determined by arbitration pursuant to Paragraph 33 hereof.

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

        14.     [INTENTIONALLY DELETED]

        15.     NONWAIVER.

               No waiver of any provision of this Lease shall be implied by any failure of Landlord or Tenant to enforce any remedy on account of violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect a provision other than the one specified in such waiver and then only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Term or of Tenant's right of possession hereunder or after the giving of any notice of termination shall reinstate, continue or extend the Term or affect a notice of termination given to Tenant prior to the receipt of such moneys, it being agreed that after the service of such notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Base Rent or other sum due, and the payment of said Base Rent or other sum shall not constitute a waiver of or affect said notice, suit or judgment.

        16.     CONDEMNATION.

               A. Total. If all or substantially all of the Land and the Building is taken by condemnation or eminent domain (a "taking") this Lease shall terminate automatically. The amount of damages resulting to Landlord and Tenant respectively, and to their respective interests in and to the Land and Building and in, to and in connection with this Lease, by reason of such exercise of the power of eminent domain, shall be separately determined and computed by the court having jurisdiction and separate awards and judgments with respect to such damages to Landlord and Tenant, respectively, and to each of their respective interests, shall be made and entered. In the event that such court shall make a single award without separately determining the respective interests of Landlord and Tenant, and if Landlord and Tenant shall not agree in writing as to their respective portions of such award within twenty (20) days after the date of the final determination by such court of the amount thereof, Landlord and Tenant agree to submit the matter to such court on stipulation for the purpose of a judgment determinative of their respective shares. In the event for any reason the trial judge refuses to permit adjudication of the respective interests of Landlord and Tenant, then such respective interests shall be determined by arbitration pursuant to the provisions of Paragraph 33 hereof.

               B. Partial. If the taking is of less than substantially all of the Land and Building and if this Lease is for any reason not terminated pursuant to the following Paragraph 16.C, Landlord shall as soon as possible restore the Land and Building as nearly as can practicably be done (including the Premises) using all of the award received by Landlord and Tenant (but not in excess thereof) so as to provide to the extent reasonably possible, comparable space and amenities to those enjoyed by Tenant under this Lease prior to the taking; in such event this Lease shall continue in force at the square foot rental rates and adjustment herein provided for the Premises applied to the Rentable Area of the Premises existing in the Building as restored, but Base Rent, Additional Rent and other charges due hereunder shall abate for the portions of the Premises affected as to periods when the Premises is not available for use by Tenant in the ordinary course of its business as a result of such taking and work of restoration. In the event the taking is of less than substantially all of the Land and Building and does not affect the Premises or any other interest of Tenant under this Lease to which an economic value can be determined and computed by the court having jurisdiction, Tenant shall have no right to a single award or share of the award as provided in the preceding grammatical paragraph, provided that to the extent required, all of the award received by Landlord shall be used by Landlord to restore the Land and Building as provided above in this Paragraph. If the parties are unable to agree whether a taking is of substantially all of the Land and Building or the extent of any required restoration, then the matter shall be determined by arbitration pursuant to Paragraph 33 hereof.

               C. Termination Rights. If the taking is of less than substantially all of the Land and Building then notwithstanding the foregoing Paragraph 16.B, Landlord and Tenant shall have the right to terminate this Lease in the following circumstances:

               (i) Landlord may terminate if (1) in Landlord's reasonable business judgment restoration of the Land and Building to substantially the same size and quality is not economically justified, and (2) more than twenty-five percent (25%) of the gross area of the Building is so taken by eminent domain, excluding, however, the spaced leased to IBT in the non-Tower portion of the Building;

               (ii) Tenant may terminate if (1) more than twenty five percent (25%) of the Premises is so taken by eminent domain, and (2) within sixty (60) days after such taking Landlord has not been able to provide other comparable space in the Building to temporarily add to the Premises to restore the size of the Premises to at least seventy five percent (75%) of its Rentable Area prior to such taking and Landlord will not, based on Landlord's reasonable estimate of the Rentable Area of the restored Building (such estimate to be delivered to Tenant not more than forty-five (45) days after such taking), be able to restore the Premises to 100% of their Rentable Area prior to such taking by a date not more than one (1) year after the date of such taking. If Tenant fails to terminate this Lease as provided herein, the rent and other Lease factors such as the Tenant's share of Taxes and Operating Expenses shall be adjusted based upon the size of the Premises in proportion to that of the restored Building;

               (iii) Either Landlord or Tenant may terminate if the taking occurs within twelve (12) months prior to the then effective termination date of the Part 1 Term.

In any of the above termination cases, such termination notice must be given not more than sixty (60) days after the taking (the taking for purposes of this Paragraph shall be the date when the taking authority requires possession) and termination must be effective for the portion not taken not less than thirty
(30) or more than ninety (90) days after such notice is given. For the portion taken, the termination shall be effective as of the date of the taking. In any of the above termination cases, the award to Landlord and Tenant shall be determined in accordance with Paragraph 16.A.

               D. Mortgagee Rights. Tenant's right to receive a share of any condemnation proceeds pursuant hereto shall be subject to any rights of any mortgagees of the Land or Building to apply any condemnation proceeds to their outstanding mortgage obligations.

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

        17.     ASSIGNMENT AND SUBLETTING.

               A. Limitations. Except as specifically prohibited in this Paragraph 17 Tenant may at its discretion (i) assign, convey or mortgage this Lease or any interest hereunder in whole or in part, subject to Paragraphs 17.B. and 30.E. hereof; or (ii) sublet the Premises or any part thereof, in each case subject to the consent of Landlord which shall not be unreasonably withheld or delayed, as provided in Paragraph 17.B. Tenant may assign portions of the Premises only on a full floor basis. Any mortgagee of Tenant's interest in the Lease or successor in interest of such a mortgagee shall be entitled to take possession of the Premises only subject to the restrictions on assignment set forth in Paragraph 17.B. Tenant may not sublet all or any portion of the Premises prior to Tenant's initial occupancy unless Tenant has undergone a material corporate reorganization, restructuring or sale of assets resulting in a materially reduced need for space. During the first ten (10) years of the Part 1 Term, Landlord may withhold its consent to a sublet of less than one-half of a floor, in the event that Landlord can establish to Tenant's reasonable satisfaction that such sublet shall cause the Expense Amount plus the Tax Amount to exceed the Combined Amount provided in Paragraph 5(c)(vii) hereof and Tenant has refused to adjust the Combined Amount to reflect such increase which will be caused by the proposed subletting. Landlord's consent to any subletting, or Landlord's election to accept any subtenant hereunder and to collect rent from such subtenant, shall not release Tenant or any subsequent tenant from primary liability to perform each covenant or obligation to be performed by Tenant under this Lease. Tenant may sublet or permit the use and occupancy of the Premises, in whole or in part by any subsidiary or person which is an Affiliate of Tenant without the consent of Landlord, provided that in such event Tenant shall not be released from its obligations under this Lease. For purposes of this Lease "Affiliate" shall mean any trust, corporation or partnership: (i) which owns or controls the majority of the ownership interests of Tenant either directly or indirectly through other entities; (ii) the majority of whose ownership interest is owned or controlled by Tenant; or (iii) the majority of whose ownership interest is owned or controlled by an entity described in (i) above. The phrase "ownership interest" shall mean general partnership interests if the entity is ever a partnership and capital stock and voting rights if the entity is a corporation, and beneficial interest if the entity is ever a trust. Landlord's consent to any assignment, subletting or transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future assignment, subletting or transfer.

               B. Notice. Tenant shall submit to Landlord at least ten (10) business days prior to the effective date of any proposed sublease (other than with an Affiliate) and at least thirty (30) business days prior to the effective date of any proposed assignment or mortgage, a written notice which describes the proposed transaction, including then available copies of those agreements regarding the proposed transaction along with a description of all financial terms and information regarding the identity and financial condition of the proposed subtenant, assignee or mortgagee. Landlord shall not be entitled to withhold its consent to an assignment, mortgage or subletting unless (a) a subtenant, mortgagee or assignee is of a character, or will be utilizing the subleased or assigned Premises in a fashion, which would have a material adverse affect on the Building, or (b) the proposed use of the Premises in question would violate this Lease or the existing provisions of Landlord's lease with IBT which were disclosed in writing to Tenant prior to the date hereof, or (c)

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

Tenant is seeking a release of liability in connection with an assignment and Landlord and its mortgagee are not satisfied in their reasonable business judgment that the proposed assignee is reasonably creditworthy to satisfy the obligations of this Lease. Absent written rejection of a proposed subtenant, mortgagee or assignee in accordance herewith within the above specified notice periods, the consent of Landlord shall be deemed to have been given by Landlord. Upon an assignment to an assignee meeting the credit criteria and other standards set forth above, Tenant shall be released from further liability with respect to such assigned portion of the Premises. In the event Tenant desires to assign less than all of the Premises, Tenant shall provide Landlord with the proposed form of assignment of Lease not less than thirty (30) days prior to the date of the proposed assignment, which form shall contain a statement by the assignee whereby such assignee specifically disclaims any right to assert any rights under the Lease that are not specifically assigned to such assignee and acknowledges that it has not received an assignment of and is not entitled to assert any such rights not so specifically assigned. Landlord shall be entitled to object to the proposed form of assignment of Lease by delivering written notice thereof to Tenant within such 30-day period, specifically stating the grounds for such objection, based upon what Landlord believes is a reasonable likelihood of multiple or conflicting claims to rights under or as a result of the assignment of Lease. In the event that Landlord shall timely object to the form of assignment based upon the reasonable likelihood of future conflicts as to the right to assert rights under the Lease between Tenant and assignee (or the proposed assignee and any prior assignee), Tenant shall have the option of either (i) revising the proposed form of assignment to meet the specific objections raised by Landlord to the form of assignment, or (ii) submitting to arbitration in accordance with Paragraph 33 hereof the question of the reasonable likelihood of multiple or conflicting claims to rights under or as a result of the assignment of Lease. Notwithstanding the foregoing, Landlord shall have no right to withhold its consent to the assignment of this Lease to a purchaser of all or substantially all of the assets of Tenant nor to a mortgage of this Lease to a lender which is financing any such purchase; provided, however, that any mortgagee of Tenant's interest in the Lease or successor in interest of such a mortgagee or purchaser at foreclosure of such mortgage shall be entitled to take possession of the Premises only subject to the restrictions on assignment set forth in this Paragraph 17.B. Except as provided in this Paragraph 17.B, Tenant shall remain obligated under this Lease.

               C. Expenses. Landlord shall be entitled to receive from Tenant its reasonable out-of-pocket expenses in connection with Landlord's review of information provided hereunder regarding any proposed subleases or assignments to other than Affiliates.

               D. Recapture. Landlord shall have no right to share in any proceeds of any subleasing or assignment of the Premises, nor shall Landlord have any right to recapture any portion of the Premises which Tenant has subleased, assigned or proposed to sublease or assign. Notwithstanding the foregoing provisions of this Paragraph 17.D., in the event that Tenant desires to sublease the whole or any part of the Premises to any then existing tenant of the Building for a term of more than five (5) years, Tenant shall send Landlord written notice thereof not less than ten (10) business days prior to the execution of any such sublease or assignment. Tenant's written notice shall specify that portion of the Premises that Tenant desires to so sublease, the rental to be paid by the proposed sublessee, the commencement date of the sublease , and the term of the proposed sublease. The term

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

"RECAPTURE SPACE" as used in this Paragraph 17.D. shall mean the Premises if Tenant intends to sublease the entire Premises, or that portion of the Premises that Tenant intends to sublease, if Tenant intends only to sublease a portion of the Premises. Landlord shall have the right, exercisable by written notice delivered to Tenant, along with all necessary approvals and consents of any mortgagee or ground lessor pursuant to Paragraph 21, within such ten (10) business days to recapture the Recapture Space and such recapture shall terminate Tenant's obligations as tenant under this Lease with respect to the Recapture Space arising from and after the date of such recapture. Failure of Landlord to deliver the written notice, consents and approvals required to be delivered by Landlord to Tenant within such ten (10) business day period shall be deemed Landlord's election not to recapture the Recapture Space. In the event Landlord has elected to recapture the Recapture Space, Landlord shall be entitled to recover possession of and Tenant shall surrender possession of the Recapture Space on the date specified in Tenant's written notice as the date of commencement of the term of any such proposed sublease and in the condition required under Paragraph 18.C. hereof. In the event that Landlord terminates Tenant's obligations pursuant to this Lease with respect to the Recapture Space as herein provided, Landlord and Tenant shall execute and deliver to each other such amendments to this Lease as may reasonably be required to evidence the partial termination of this Lease with respect to the Recapture Space. If this Lease be so terminated with respect to less than the entire Premises, all rent and other charges to be paid by Tenant under this Lease, including, without limitation, Tenant's Expense Share and Tenant's Tax Share as set forth in Paragraph 5 hereof, shall be proportionately decreased to reflect the deletion of the Recapture Space based upon the number of square feet of Rentable Area of the Recapture Space.

               18.    POSSESSION/SURRENDER.

               A. Acceptance. The Premises shall be deemed substantially complete and ready for occupancy if only minor or insubstantial details of construction, decoration or mechanical adjustment remain to be completed (the foregoing being collectively called "Punch List Items"). Acceptance of delivery of possession of any part of the Premises by Tenant shall be deemed to constitute Tenant's acceptance of the condition of such part of the Premises, subject to Punch List Items and latent defects.

               B. Occupancy. If Tenant takes possession of any part of the Premises prior to the Commencement Date to carry on its business operations all of the covenants and conditions of this Lease shall be binding upon the parties with respect to the part of the Premises so occupied as though the Commencement Date had occurred on the date when Tenant so took possession of such part of the Premises, provided, however, no rents shall be due for or under this Lease for the period of such occupancy prior to the Commencement Date, other than as specifically provided in Paragraph 3.A. hereof.

               C. Condition of Premises. Subject to Paragraph 13.B hereof, upon the expiration of the Term, as to any part of the Premises or upon the termination of Tenant's right of possession, Tenant shall remove its office furniture, trade fixtures, office equipment and all other items of Tenant's property from such part of the Premises as to which the Term has ceased and surrender possession of such part of the Premises in good condition, reasonable wear and tear and damage by fire or other casualty excepted. Tenant shall pay to Landlord upon demand the reasonable cost of repairing any damage to the Premises and to the Building caused

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

by any such removal. If Tenant shall fail or refuse to so remove any such property from the Premises within ten (10) business days of such termination, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost to Landlord, whether by set-off, credit, allowance or otherwise, and Landlord may at its option accept the title to such property or at Tenant's expense may after written notice to Tenant (i) remove the same or any part in any manner that Landlord shall choose, repairing any damage to the Premises caused by such removal, and
(ii) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person. In the event Landlord incurs any storage or other costs by reason of Tenant's failure to remove any property that Tenant is obligated to remove under this Paragraph, or in the event Tenant fails to repair any damage caused by any such removal or leave the Premises in good condition, reasonable wear and tear and damage by fire or other casualty excepted, Tenant upon demand shall pay to Landlord the amount of costs so incurred.

        19.     HOLDING OVER.

               Tenant may upon written notice delivered to Landlord not less than two (2) years prior to the expiration of the Part 1 Term by lapse of time only, extend the Term of this Lease for all or any portion of the Premises for up to one (1) additional year upon the terms of this Lease other than Paragraph 32 and the Base Rent. The Base Rent for such additional one year period shall be established in accordance with the procedure for determining such rent for an Extension Term. The foregoing right may be exercised by Tenant only once during the Term of this Lease. In the event that Tenant does not exercise the foregoing right, or upon the expiration of the extension of the Lease pursuant to the foregoing right, if Tenant shall hold over, then in addition to performing all of Tenant's other obligations set forth in this Lease, Tenant shall pay to Landlord as Landlord's sole remedy as liquidated damages an amount equal to two hundred (200%) percent of the Fair Market Rent attributable to that portion of the Premises for which possession is retained, for each month or portion thereof during which Tenant shall retain possession of the Premises or any part thereof after the expiration or termination of the Term or of Tenant's right of possession for such part of the Premises, whether by lapse of time or otherwise.

               20.    ESTOPPEL CERTIFICATES.

               Tenant and Landlord each agree, from time to time upon not less than ten (10) business days' prior request by the other party, to execute and deliver statements in the forms of Exhibits G-1 and G-2 respectively, with such changes and information as are required to reflect the then existent facts, it being intended that any such statements and certificates may be relied upon by any mortgagees or prospective mortgagees of the Land, Building or Premises, or any prospective assignee of any such mortgagee, or any prospective or subsequent purchaser or transferee of all or a part of Landlord's interest in the Land or the Building or this Lease or any prospective transferee of all or any part of the interests in Landlord or in any partner in Landlord or any subtenant, assignee or other person interested or who might become interested in the Premises or in Tenant.

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

        21.     SUBORDINATION.

               Tenant agrees to subordinate its rights hereunder at all times to
(i) the lien of any mortgage or mortgages designated by Landlord and to all advances made or thereafter made upon the security thereof, and (ii) to all ground leases or underlying leases of the Land and the Building designated by Landlord and to execute any such reasonable agreements evidencing such subordination as may be required by the mortgagee or ground or underlying lessor, as the case may be, and to attorn to and to recognize, as landlord, the purchaser at a foreclosure sale or the mortgagee or its nominee in the event the mortgagee or such nominee accepts a deed in lieu of foreclosure, or the ground or underlying lessor in the event of the termination of such underlying or ground lease. Such subordination shall be conditioned upon and made and delivered in return for and upon delivery to Tenant by such mortgagee or ground or underlying lessor, as the case may be, of a Subordination, Attornment and Non-Disturbance Agreement substantially in the form of Exhibit H, attached hereto (the "NON-DISTURBANCE AGREEMENT"). It shall be a condition to Tenant's obligations under this Lease and Landlord shall provide on the date hereof an executed Non-Disturbance Agreement of the type described above from each mortgagee and ground lessor or underlessor of the Land or Building existent or in effect at the time of the execution of this Lease.

        22.     CERTAIN RIGHTS RESERVED BY LANDLORD.

               Except as otherwise specifically provided in this Lease, Landlord shall have the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of such exercise, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises nor shall such exercise give rise to any claim for set-off or abatement of rent or any other claim:

                (i) Subject to the requirements of Paragraph 30.D., to decorate or to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Building, or any part thereof (including, without limitation, alterations in the locations or configurations of any common areas of the Building), and for such purposes to enter upon the Premises, and during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible and usable, Tenant's rights hereunder are not unreasonably interfered with and provided that Landlord shall not interfere with Tenant's telephone switch. Landlord, at its cost, shall use all reasonable efforts to carry out such work affecting the Premises or reasonable access thereto in a manner so as to minimize any interference with Tenant's use of the Premises, and in the event any such work unreasonably interferes with Tenant's access to or use of the Premises, Landlord shall do such work during non-business hours, except in the event of emergency;

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

                (ii) To retain at all times and, subject to the provisions of Paragraph 30.G., to use, in appropriate instances, keys and other entry devices within and into the Premises;

                (iii) To designate and approve a building standard for all window coverings used in the Building, provided, however that Tenant may also have draperies of its choosing behind the blinds on the windows in the Premises;

                (iv) To approve the weight, size and location of safes, vaults, computers and other heavy equipment and articles in and about the Premises and the Building so as not to exceed the legal live load per square foot designated by the structural engineers for the Building, which shall be not less than 50 lbs. per square foot, and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall reasonably direct in writing or as otherwise permitted herein;

                (v) To establish reasonable controls for the purpose of regulating all property and packages, both personal and otherwise, to be moved into or out of the Building and Premises and all persons using the Building after normal office hours, which controls shall recognize and be consistent with any governmental regulations applicable to classified documents;

                (vi) Subject to the rights of Tenant otherwise provided in the Lease, to reasonably regulate delivery and service of supplies and the usage of the loading docks, receiving areas and freight elevators and to control and regulate access to and use of common areas of the Building;

                (vii) Within the last fifteen (15) months of the Term for any part of the Premises, and provided Tenant is not then acting to extend the Term for such portion of the Premises pursuant to Paragraph 32.B., after reasonable advance notice to Tenant, to show such portion of Premises to prospective tenants at reasonable times, and if vacated or abandoned, to show such Premises at any time;

                (viii) To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises at reasonable locations which locations shall be subject to Tenant's reasonable approval;

                (ix) Except in the event of emergency when no notice shall be required, upon prior notice to Tenant and subject to Tenant's security requirements, to enter the Premises at any reasonable time to inspect the Premises for compliance with this Lease or to show the Premises to prospective lenders or purchasers; and

                (x) To grant to anyone the nonexclusive right to conduct any business or render any services in the Building.

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

        23.     RULES AND REGULATIONS.

               Tenant shall comply with the rules and regulations ("RULES") attached to this Lease as Exhibit I. With the approval of Tenant, which shall not be unreasonably withheld or delayed, such Rules may be reasonably supplemented and revised by Landlord from time to time, as in the Landlord's judgment may be desirable for the safety, care, and cleanliness of the Building, or for the preservation of good order therein. Until notified of any such violations of such Rules by any other person and unless Landlord fails or refuses to take timely action to require such person to comply with the Rules, Landlord shall not be liable to Tenant for violation of such Rules by, or for Landlord's failure to enforce the same against, any other tenant, its subtenants and occupants and its and their agents, employees, invitees or licensees, nor shall any such violation or failure constitute, or be treated as contributing to, an eviction, actual or constructive, or affect Tenant's covenants and obligations hereunder, or subject to Paragraph 25 hereof, allow Tenant to reduce, abate or offset the payment of any Base Rent or other sum under this Lease, provided however, that all Rules shall to the extent applicable be uniformly enforced by Landlord against all tenants of the Building. To the extent that there shall be any conflict between the Rules as they may from time to time exist and the body of this Lease, the terms and provisions of the body of this Lease shall control.

        24.     LANDLORD'S REMEDIES.

               A. Default and Remedies. If (i) Tenant defaults in the payment of any monthly installment of Base Rent or Additional Rent, and such default is not cured within five (5) business days after written notice to Tenant; (ii) Tenant defaults in the payment of Additional Rent (other than monthly installments thereof), or in the payment of any other sum required to be paid by Tenant under this Lease, and such default is not cured within fifteen (15) business days after written notice to Tenant (the defaults in the foregoing items (i) and (ii) being collectively called "PAYMENT DEFAULTS"); (iii) Tenant fails to deliver an estoppel certificate or subordination agreement pursuant to Paragraphs 20 or 21 hereof and such default is not cured within five (5) business days after written notice to Tenant of such failure; (iv) Tenant defaults in the observance or performance of any of the other covenants or conditions in this Lease which Tenant is required to observe and perform (other than Payment Defaults) and such default is not cured within thirty (30) days after written notice to Tenant (except in the event of emergency conditions where an immediate cure shall be required), unless such default cannot reasonably be cured within such thirty
(30) day period and Tenant after such notice shall have promptly commenced and diligently prosecuted all action reasonably necessary to cure such default (provided, however that such cure must be accomplished within one hundred twenty
(120) days of Landlord's notice absent Unavoidable Delay) or (v) Tenant becomes the subject of commencement of an involuntary case under the Federal bankruptcy law as now or hereafter constituted, or there is filed a petition against Tenant seeking reorganization, arrangement, adjustment or composition of or in respect of Tenant under the Federal bankruptcy law as now or hereafter constituted, or under any applicable state bankruptcy or insolvency law, or seeking the appointment of a receiver or liquidator of Tenant or seeking the winding-up or liquidation of its affairs and such involuntary case or petition is not dismissed within ninety (90) days after the filing thereof, or (vi) Tenant commences a voluntary case or institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of

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

bankruptcy or insolvency proceedings against it, under the Federal bankruptcy laws as now or hereafter constituted, or any applicable state bankruptcy or insolvency law, or consents to the appointment of or taking possession by a receiver or liquidator of Tenant or makes any assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon at its option may, with or without additional notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies:

                (i) Landlord may terminate this Lease by giving to Tenant written notice of Landlord's election to do so, in which event the Term and all right, title and interest of Tenant hereunder shall end on the date stated in such notice;

                I (ii) Landlord may terminate the right of Tenant to possession of the Premises without terminating this Lease, by giving written notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice; and

                (iii) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the (w) specific performance of any covenant or agreement contained herein, (x) injunctive relief, (y) recovery of all moneys due from Tenant under any of the provisions of this Lease and (z) recovery of any other damages due under this Lease, provided, however, that Landlord hereby waives any and all right to claim punitive damages and consequential damages, including but not limited to loss of profits.

               B. Surrender of Possession. If Landlord exercises any of the remedies provided for in Paragraphs 24.A. (i) or (ii), Tenant shall surrender possession of and vacate the Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Premises.

               C. Reletting. If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligations hereunder for the full Term. Landlord shall have the right from time to time, to recover from Tenant, and Tenant shall remain liable for, all rent and any other sums accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the expiration of the Term. In any such case, Landlord shall use all reasonable efforts to relet the Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the Term of this Lease) and upon such terms as Landlord in Landlord's reasonable discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Also, in any such case, Landlord may change the locks or other entry devices of the Premises and make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by

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

Landlord reasonably necessary or desirable, and Tenant shall upon ten (10) days written notice pay the cost thereof together with Landlord's expenses of reletting, including, without limitation, brokerage commissions payable to Landlord's Agent or to others. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of reentry, redecoration, repair and alterations and the expenses of reletting and second to the payment of Base Rent and Additional Rent herein provided to be paid by Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Base Rent and Additional Rent due and owing as the same thereafter becomes due and payable hereunder. The use of such offsetting credit to reduce the amount of Base Rent and Additional Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely; provided that in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of the aggregate sum (including Base Rent and Additional Rent) due and owing or which would have been paid by Tenant for the period for which the credit to Tenant is being determined, had no default occurred, as applicable. No such reentry, repossession, repairs, alterations, additions or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, unless a written notice of such intention is given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, and Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

               D. Termination of Lease. In the event of the termination of this Lease by Landlord as provided for by Paragraph 24.A(ii). above, Landlord shall be entitled to recover from Tenant all sums which Landlord is entitled to recover under any provision of this Lease including, but not limited to, all rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant and an amount equal to the excess of the present value of Base Rent and the CPI component of the Additional Rent provided to be paid for the remainder of the Term over the present value of the Fair Market Rent value of the Premises and the CPI component of the Additional Rent for the remainder of the Term after deduction of all reasonably anticipated expenses of reletting. In the alternative, Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Base Rent, Additional Rent and other amounts due and owing under this Lease accelerated and paid pursuant to the provisions of this Lease. Should the present value of the Fair Market Rent value of the Premises and the CPI component of the Additional Rent after deduction of all anticipated expenses of reletting exceed the present value of the Base Rent and the CPI component of the Additional Rent provided to be paid by Tenant for the remainder of the Term, Landlord shall not be obligated to pay to Tenant any part of such excess.

               E. Costs and Expenses. Tenant shall pay upon demand all of Landlord's reasonable costs, charges and expenses, including, without limitation, court costs and reasonable attorneys' fees, incurred in successfully enforcing Tenant's obligations under this Lease or incurred by Landlord in any arbitration, litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

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

               F. Landlord's Cure. If Tenant shall default in the observance or performance of any term, convenant, or condition on its part to be performed under this Lease, and Tenant shall fail to remedy such default within the time periods provided in the Lease after Landlord shall send Tenant written notice of such default as required by this Lease, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Tenant. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, then such sums paid or obligations incurred by Landlord shall be due and payable by Tenant to Landlord upon demand.

        25.     TENANT'S REMEDIES.

               A. Tenant's Cure. If Landlord has defaulted in the performance of any term or covenant required to be performed by it under this Lease, (a) so that all or more than sixty-five percent (65%) of any floor of the Premises shall be untenantable, inaccessible or incapable of use by Tenant in the ordinary course of business, or (b) by failing to perform in accordance with an arbitrators' award or court order, after notice to Landlord, and in either such case provided Landlord has not promptly commenced and diligently pursued a cure, Tenant may after ten (10) days written notice to Landlord (except in the event of emergency conditions, which shall include, without limitation, untenantability, inaccessibility or inability of Tenant to use the portion of the Premises containing Tenant's telephone switch, where no notice shall be required), but shall not be obligated to, remedy such default and in connection therewith may pay reasonable sums to cure or alleviate such default and employ counsel in connection therewith. All sums reasonably expended or obligations incurred by Tenant in so curing a default and found to be due to Tenant by an arbitrators' award pursuant to Paragraph 33 or court order shall be paid by Landlord to Tenant upon demand.

               B. Set-Off. If the Landlord fails to reimburse Tenant for any sums due pursuant to an arbitrators' award or court order, notwithstanding any other term, provision or covenant in this Lease, Tenant may in addition to any other right or remedy that Tenant may have, deduct such amount from Base Rent, Additional Rent or any other sums that from time to time thereafter become due to Landlord.

               C. Immediate Set-off. Notwithstanding the requirement of Paragraph 25.B. that Tenant secure an arbitrators' award or court order before exercising a set-off right against rents due under this Lease, Tenant shall have an immediate right, without securing an arbitrators' award or court order, to exercise a right to set-off sums due under this Lease (i) in connection with any failure by Landlord after three (3) days notice to comply with its obligations under Paragraphs 30.A. or 30.B. of this Lease or Paragraph 9 of the Work Letter, or (ii) in the event that Tenant receives notice from the ground lessor (which ground lessor is described in Paragraph 21 hereof), that Landlord is in default of the ground lease or underlying lease of the Land and the Building until receiving confirmation that such default has been cured or resolved.

               D. Remedies. Tenant may enforce the provisions of this Lease and may enforce and protect the rights of Tenant hereunder by a suit or suits in equity or at law for the (i) specific performance of any covenant or agreement contained herein, (ii) injunctive relief, (iii) recovery of all monies due from Landlord under any provisions of this Lease and, (iv) recovery of any other damages due under this Lease, provided, however, that Tenant hereby waives any and all right to claim punitive damages and consequential damages, including but not limited to loss of profits. In addition, Tenant shall have the right to terminate this Lease (i) upon thirty (30) days prior written notice to Landlord for any breach of a non-monetary covenant of this Lease by Landlord established by a final and non-appealable court order that is not cured within such thirty
(30) day period, provided, however, that in the event such breach is of the type that cannot be cured within such thirty (30) day period, the cure period shall be extended for so long as Landlord has promptly commenced and is diligently pursuing a cure (provided, however, that such cure must be accomplished within one hundred twenty (120) days of Tenant's notice absent Unavoidable Delay), or
(ii) within ninety (90) days after written notice from the ground lessor (which ground lessor is described in Paragraph 21 hereof), that ground lessor has elected to terminate its ground lease and that Landlord is in default of the ground lease or underlying lease of the Land and the Building, which default has not been cured by Landlord or Landlord's mortgagee (which mortgagee is described in Paragraph 21 hereof) within such period of time as under the ground lease was provided to Landlord and Landlord's mortgagee to remedy the default. This provision shall not in any way limit, control or impair Tenant's rights under Paragraph 3.D. hereof or under the Collateral Agreement.

               E. Costs and Expenses. Landlord shall pay upon demand all of Tenant's reasonable costs, charges and expenses including, without limitation, court costs and reasonable attorneys' fees incurred in successfully enforcing Landlord's obligations under this Lease or incurred by Tenant in any arbitration, litigation, negotiation or transaction in which Landlord causes Tenant, without Tenant's fault, to become involved or concerned.

        26.     COVENANT OF QUIET ENJOYMENT.

               A. Quiet Enjoyment. Landlord represents and warrants that it holds fee simple title to or has a ground lease estate extending beyond the Part 1 Term for the Land and has fee simple title to the Building and that the only mortgages or ground or underlying leases thereon are with those persons who have delivered Non-Disturbance Agreements on the date hereof, and that it has the power and authority to enter into this Lease. Landlord agrees that Tenant, on paying the Base Rent, Additional Rent and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof, free from hindrance by Landlord or any person.

               B. Evidence of Title. As of the date hereof, except for the lawsuit (the "Zoning Litigation") described in Exhibit O, Landlord represents and warrants that the Land and Building are free and clear of all easements, covenants, licenses and zoning ordinances that would prohibit Tenant's use of the Premises in conformity with Paragraph 6 of this Lease. Landlord further represents and warrants that Landlord has good and marketable title to the Land and Building, subject to easements and restrictions of record and to those mortgages and ground or underlying leases described in the commitment for title insurance herein to be provided to Tenant for which mortgages and ground or underlying leases, Non-Disturbance Agreements shall be delivered to Tenant as provided in Paragraph 21 hereof. Simultaneously with the execution of this Lease, the Landlord is furnishing to Tenant, at Landlord's cost, to evidence Landlord's compliance with the provisions of the foregoing sentences, a copy of a current commitment for title insurance from Chicago Title Insurance Company, updated within thirty (30) days of its delivery. In addition, Landlord covenants and agrees that simultaneously with the execution of this Lease, Landlord shall deliver to Tenant a copy of the Trust Agreement, and all amendments thereto as of the date of execution of this Lease, and establishing the Land Trust which is executing this Lease as Landlord and establishing the holder of the beneficial interest in the Land Trust and all partners in any partnership holding such beneficial interest, together with a copy of the direction to the Trustee to execute and deliver this Lease, all documents to be certified by the Trustee of said Land Trust, within five (5) days of the date of delivery of said documents.

        27.     REAL ESTATE BROKER.

               Tenant represents that Tenant has dealt with (and only with) Rubloff Inc. and Goldman, Sachs & Co. in connection with this Lease, and that insofar as Tenant knows, no other person negotiated this Lease or is entitled to any commission in connection herewith. Landlord shall bear and be responsible for all fees, costs and expenses claimed by Rubloff Inc. Tenant shall bear and be responsible for all fees, costs and expenses claimed by Goldman, Sachs & Co. Tenant agrees to indemnify, defend and hold Landlord, the partners in Landlord, Landlord's Beneficiaries and their respective officers, employees, agents and partners, harmless from and against any claims made by any broker or finder other than Rubloff Inc., successfully claiming by, through or under Tenant, for a commission or fee in connection with this Lease. Landlord represents that Landlord has dealt with (and only with) Rubloff Inc. and Goldman, Sachs & Co. in connection with this Lease, and that insofar as Landlord knows, no other person negotiated this lease or is entitled to any commission in connection herewith. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any claims made by any broker or finder other than Goldman, Sachs & Co., successfully claiming by, through or under Landlord, for a commission or fee in connection with this Lease. No commissions, or fees shall be considered due or payable in connection with (i) any extension of the Terms of any part of this Lease, or (ii) any exercise of any option for space in the Building under Paragraph 32 for purposes of arriving at the rents for any Extension Term or Expansion Space.

               28.    MISCELLANEOUS.

               A. Rights Cumulative. All rights and remedies under this Lease shall be cumulative and except as provided herein none shall exclude any other rights and remedies allowed under this Lease.

               B. Late Payments.

                        (i) All payments becoming due under this Lease and
                remaining unpaid for more than five (5) days after the due date shall bear interest from the due date until paid at a rate per annum equal to the Contract Rate (but in no event at a rate that is more than the highest rate that is at the time lawful in the State of Illinois).

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

                        (ii) The provisions of this Paragraph shall in no way
                relieve Tenant of the obligation to pay Base Rent or other payments on or before the date on which they are due, nor shall the collection by Landlord of any amount hereunder impair Landlord's remedies set forth in Paragraph 24 of this Lease.

               C. Terms. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

               D. Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors and assigns, provided this Paragraph shall not permit any assignment by Tenant contrary to the provisions of this Lease.

               E. Lease Contains All Terms. Except as set forth in that certain Collateral Agreement of even date herewith by and between Landlord, Tenant, and Chicago Title and Trust Company, under Trust Agreement dated August 30, 1988 and known as Trust No. 1091100 (the "COLLATERAL AGREEMENT"), which permits Tenant to terminate this Lease prior to the Commencement Date under those circumstances described in such Collateral Agreement, all of the obligations of Landlord and Tenant are contained herein and in the Work Letter and other Exhibits attached hereto, and no modification, waiver or amendment of this Lease or any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant. In executing and delivering this Lease, Tenant has not relied on any representation (including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate) or any warranty or any statement of Landlord that is not set forth herein, in the Work Letter or in one or more of the Exhibits attached hereto.

               F. Delivery for Examination. Submission of the Lease for examination shall not bind Landlord in any manner, and no Lease or obligations of the Landlord or Tenant shall arise hereunder until this instrument is signed by both Landlord and Tenant and delivery is made to each.

               G. No Air Rights. No rights to any view or to light or air over any property, belonging to any other person, are granted to Tenant by this Lease. Landlord shall not, however, erect any structure on the Land or Building other than as specifically provided in Exhibit C.

               H. Captions. The captions of Paragraphs and subparagraphs are for convenience only and shall not be deemed to limit, construe, affect, or alter the meaning of such Paragraphs or subparagraphs.

               I. Time. Time is of the essence of this Lease and each of its provisions.

               J. Only Landlord/Tenant Relationship. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

               K. Governing Law. Interpretation of this Lease shall be governed by the law of Illinois.

               L. Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease (or the application of such term, provision or condition to persons or circumstances other than those in respect of which it is invalid or unenforceable) shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

               M. Memorandum. Upon the execution of this Lease, Landlord and Tenant shall execute a Memorandum of Lease with respect to this Lease in the form attached hereto as Exhibit J, for recording with the Cook County Recorder of Deeds, and Tenant shall be entitled to record such Memorandum.

        29.     NOTICES.

               All notices required or permitted to be given under this Lease shall be in writing addressed as follows:

               (a)    If to Landlord:

                      Building Manager
                      Office of the Building
                      100 North Riverside
                      Chicago, Illinois

                      with copies to:

                      Rubloff Inc.
                      111 West Washington Street
                      Chicago, Illinois 60602
                      Attention: Corporate Secretary

                      Coffield, Ungaretti, Harris & Slavin
                      3500 Three First National Plaza
                      Chicago, Illinois 60602
                      Attention: Richard Ungaretti

               (b)    If to Tenant:

                      Morton Thiokol, Inc.
                      110 North Wacker Drive
                      Chicago, Illinois 60606-1560
                      Attention: Director Real Estate

                      with a copy to:

                      Morton Thiokol, Inc.
                      110 North Wacker Drive
                      Chicago, Illinois 60606-1560
                      Attention: Vice President for Legal Affairs and
                                 General Counsel

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

provided, however, that either Landlord or Tenant may change the location at which it receives notices or the entities that receive notices, to another location within the United States of America or another entity, upon not less than ten (10) days' notice to the other; and further provided, however, that notwithstanding the foregoing, at no time shall either Landlord or Tenant be required to deliver more than three (3) copies of a notice to the other party.

All notices shall be deemed effectively given:

                      (i) when delivered, if delivered personally to the party for which notice is intended, including, without limitation, by special courier;

                      (ii) three (3) days after such notice has been deposited in the United States mail addressed to the party for which notice is intended, postage prepaid, if mailed certified or registered mail, return receipt requested; and

                      (iii) when received by the party for which notice is intended, if given in any other manner.

Failure to provide copies of the notice as required hereunder shall result in a notice being ineffective.

        30.     TENANT'S SPECIAL COVENANTS.

               A. Expenses. Landlord agrees to reimburse Tenant for (i) the moving-related expenses of Tenant in connection with the move to the Premises up to a maximum of Five Hundred Thirty-Five Thousand Dollars ($535,000) and (ii) the fees and expenses of Tenant's Space Planner (including Mekus-Johnson, Inc. and any other space planner and/or architect engaged by Tenant with respect to the Premises) for the Premises up to a maximum of Five Hundred Sixty-Five Thousand Dollars ($565,000). Landlord shall reimburse Tenant within five (5) business days after the date hereof for all sums expended for such items through the date hereof as evidenced by Tenant's statement, and Tenant shall provide receipts, invoices, waivers of lien or other documentation reasonably requested by Landlord for such sums certified as true and correct. Thereafter such reimbursement shall be made within forty-five (45) days of presentation of statements for such items by Tenant. Tenant shall be entitled to select the mover that will perform the moving and packing services for the move to the Premises and the person who will provide any temporary furniture; Landlord shall have the right to approve the mover selected, and shall not unreasonably withhold or delay its approval. Tenant shall be entitled to select the times and dates for Tenant's initial moves into the Premises with reasonable notice to and coordination with Landlord.

               B. Lease Takeover. Tenant hereby represents and warrants to Landlord as follows:

                        (1) Tenant currently occupies office and storage space
                at 333 W. Wacker Drive, Chicago, Illinois (the "EXISTING SPACE") as lessee under that certain lease dated as of February 1, 1985, an Addendum to Lease dated August 12, 1985 (the "ADDENDUM") and a Second Amendment to Lease dated November 30, 1987 (the "SECOND AMENDMENT"), each with 333 Wacker Drive Venture (said venture or its successor as Lessor under said lease is hereinafter referred to as the "PRESENT LANDLORD") and Tenant (said lease, the Addendum and the Second Amendment are hereinafter referred to as the "Existing Lease").

                        (2) Tenant has delivered to Landlord a true, correct and
                complete copy of the Existing Lease.

                        (3) The Existing Space consists of the space delineated
                on Exhibit A to the Existing Lease and on the Addendum and Second Amendment. Tenant has not exercised any option to lease any other space subject to the Existing Lease (nor has Tenant sublet any portion of the Existing Space to any other party).

                        (4) As of the date hereof, except for the vacation and
                abandonment of the Existing Space by Tenant contemplated by this Lease, to Tenant's knowledge no state of facts exists which, with the lapse of time or giving of notice, or both, could constitute a default by Tenant under the Existing Lease and the Existing Lease is in full force and effect.

               The foregoing representations and warranties of Tenant shall terminate and be of no further force and effect upon delivery by Tenant to Landlord of an estoppel certificate in the form of Exhibit C to the Existing Lease from the Present Landlord. To the extent limited above, Tenant hereby agrees to protect, defend, indemnify and hold harmless Landlord, its beneficiaries, and their respective partners, officers, agents and employees from and against any and all loss, cost, damage, expense and liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any breach of any of the foregoing representations and warranties of Tenant.

               Tenant further hereby covenants and agrees with Landlord as follows:

                        (5) Upon Tenant's vacating the Existing Space, Tenant
                shall, subject to the Existing Lease including the expiration of the term on March 15, 1990, of that portion of Existing Space leased under the Second Amendment and the rights of Present Landlord under the Existing Lease, be able to deliver exclusive possession of all of the Existing Space to Landlord.

                        (6) Tenant has not exercised, and will not without
                Landlord's prior written consent, which shall not be unreasonably withheld or delayed, exercise any option to lease any other space or otherwise take any other space subject to the Existing Lease.

                        (7) As of the later to occur of (i) the date on which
                Tenant vacates all of the Existing Space and moves into the Premises, or (ii) the Commencement Date (herein referred to as the "TAKEOVER DATE"), except for and subject to the effects of Tenant's vacation and abandonment of the Existing Space contemplated by this Lease due to Tenant's move, to Tenant's knowledge no state of facts shall exist which, with the lapse of time or giving of notice, or both, could constitute a default by Tenant under the Existing Lease and the Existing Lease shall be in full force and effect.

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

                        (8) From and after the date hereof, Tenant (i) until the
                Takeover Date will perform in a timely manner any and all duties and obligations imposed upon it as lessee under the Existing Lease, including, without limitation, paying all rent under the Existing Lease that becomes due or payable or attributable to any period prior to the Takeover Date, (ii) will not, without Landlord's prior written consent, alter, amend, terminate, modify, or renew the Existing Lease, and (iii) will not, without Landlord's prior written consent, assign the Existing Lease or sublet all or any part of the Existing Space.

                        (9) On or before the Takeover Date, Tenant shall remove
                any and all of Tenant's furniture, equipment and trade fixtures that Tenant desires to retain from the Existing Space and repair any damage as a result of such removal and leave the Existing Space in broom clean condition.

                        (10) On or before the Takeover Date, Tenant shall
                deliver to Landlord an estoppel certificate in the form of Exhibit C to the Existing Lease from the Present Landlord.

After the Takeover Date, Landlord shall be responsible to see that the Existing Space is placed in broom-clean condition, free of debris, and in the condition required by the Existing Lease upon expiration of the Existing Lease; provided, however, that Landlord may elect to defer the removal of any tenant improvements until the expiration of the term of the Existing Lease.

               If space in the Premises sufficient to accomodate those employees of Tenant previously occupying the 14th floor of the Existing Space is not available for Tenant's possession by November 30, 1990 (subject to extension resulting from Tenant Delay), then Landlord shall from and after such date as extended pay to Tenant as an additional Hold-Over Cost under Paragraph 3.D.(v) hereof, all moving costs occurring after the date hereof arising from the move of Tenant's personnel from the portion of the Existing Space which is to expire by the terms of the Second Amendment on March 30, 1990 to space other than the Premises and any additional rental costs reasonably incurred after the date such Existing Space is vacated over the costs which would have existed if the lease for such space had continued on the terms existent on March 30, 1990. Upon the expiration of the Second Amendment, Tenant covenants to use reasonable efforts to relocate such personnel of Tenant located on the fourteenth (14) floor of the Existing Space to space in the building located at 110 North Wacker Drive to the extent that such space is available and useable at 110 North Wacker Drive.

               The foregoing covenants and agreements of Tenant shall survive for two (2) years from the Commencement Date and shall run solely and exclusively to Landlord. Tenant's covenants to cooperate with Landlord with respect to the Existing Lease and Tenant's negative covenants and agreements set forth in subparagraph (6) and (8) above shall survive until the termination of the Existing Lease. Tenant hereby agrees to protect, defend, indemnify and hold harmless Landlord, its beneficiaries, and their respective partners, officers, agents and employees from and against any and all loss, cost, damage, expense and liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with the claims of any third parties

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

relating directly to any breach of any of the foregoing covenants and agreements of Tenant.

               Tenant agrees that Landlord or its beneficiaries may from time to time, subject to the consent of the Present Landlord if required under the Existing Lease, either in the name of Tenant or in the name of the Landlord or its designee, assign the Existing Lease or sublet all or part of the Existing Space to Landlord or to prospective tenants obtained by Landlord or by others, for a term commencing on or after the Takeover Date. Tenant agrees, at the request of Landlord, to enter into any assignment of the Existing Lease or sublease of all or part of the Existing Space or modification of the Existing Lease or to agree to a termination of the Existing Lease, all on terms reasonably satisfactory to Landlord and Tenant (provided that the Present Landlord consents thereto if required under the Existing Lease). Tenant shall cooperate reasonably to obtain any such consents. Tenant shall not be required to vacate the Existing Space prior to the Commencement Date, and Tenant may be required to assign the Existing Lease only if it receives either a full and complete release from the Present Landlord or an assumption agreement from an assignee reasonably acceptable to Tenant in form and substance reasonably acceptable to Tenant.

               In connection with the subleasing or assignment of all or any portion of the Existing Lease, Landlord agrees that in connection with any assignment, Landlord shall deposit into a mutually agreeable form of escrow to serve as security for Landlord's performance under Paragraph 30.B. any proceeds from time to time received by Landlord in excess of the currently payable rents under the Existing Lease, after paying all reasonably necessary costs and recovering any concessions, which escrow shall be invested in U.S. Government obligations or otherwise as mutually agreed by the parties hereto. Any such funds shall be the property of Landlord unless and until the ground lessor has terminated the ground lease, at which time such funds shall become the property of Tenant. Otherwise, any such funds shall be returned to Landlord at the termination of the Existing Lease. Landlord further agrees to collaterally assign to Tenant to secure Landlord's indemnification obligation under this Paragraph 30.B. and give Tenant a security interest in all right, title and interest to any income received by Landlord from a sublease of the Existing Space. Landlord shall provide Tenant with such financing statements and other documents as may be required to perfect and maintain its rights hereunder. Such collateral assignment and security interest shall be released at the termination of the Existing Lease.

               Landlord hereby agrees to protect, defend, indemnify and hold Tenant harmless from and against any and all loss, cost, damage, expense and liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with the Existing Lease after the Takeover Date, including but not limited to those relating to any assignment, sublease or modification, other than those actions of Tenant with respect to the Existing Lease taken without Landlord's consent (which consent shall not be required if Landlord is in default under this Paragraph 30.B).

               In consideration of Tenant entering into this Lease Landlord agrees to pay any and all rent and other charges that shall accrue and that Tenant shall be obligated to pay for the Existing Space pursuant to the Existing Lease from and after the Takeover Date, including, without limitation, base rent and additional rent due and payable or attributable to any period after the Takeover Date and operating expense, real estate tax and Consumer Price Index rental adjustments that relate to any period of time after the Takeover Date. To the extent permissible under the Existing Lease such rental payments and all other sums due under the Existing Lease shall be paid directly by Landlord. Otherwise, any such sums shall be paid to Tenant in good funds not less than five (5) days prior to their due date under the Existing Lease so that Tenant shall have such funds available to make the required payments under the Existing Lease and Tenant shall utilize such funds to make such payments in a timely fashion.

               From and after the date hereof, Landlord and Tenant shall each immediately deliver to the other true, complete and exact copies of any notices, demands, communications or other instruments or documents received from or given by or to Present Landlord by either of them pertaining to any default under the Existing Lease or in any way relating to or affecting the Existing Lease or the Existing Space, including but not limited to receipts, notices and letters. Landlord and Tenant shall each immediately furnish the other with any and all information such party may request concerning performance of the covenants of the Existing Lease.

               All costs, fees, expenses and other payments, including, without limitation, any brokerage commissions, redecorating, alteration and other re-renting costs, incurred in any assignment or subletting of the Existing Space or in connection with collection of rents and other amounts from any assignee or sublessee or in the enforcement of any assignment or sublease, and any costs, fees, expenses and other payments paid or incurred to secure modification or cancellation of or release from the Existing Lease or to secure agreements consenting to the assignment of the Existing Lease or the subletting of the Existing Space, will be at the expense of Landlord. Subject to any rights of the Present Landlord under the Existing Lease, any and all rents, income and revenues derived from any such assignment or subletting shall be paid to, belong to and be retained by Landlord.

               C. Communications System. Tenant shall have the right at any time during the Term to lease from Landlord at no additional cost space on the roof of the Building for one or more satellite, microwave or other communications systems. Landlord shall notify Tenant of any proposed or actual rooftop installations of Landlord or any other person and shall reserve for Tenant that rooftop space designated on Exhibit K attached hereto, for Tenant's use pursuant to this Paragraph 30.C.; provided that any communication system installed by Tenant shall not interfere with any other communication systems previously installed on the roof of the Building. Landlord shall require that any other rooftop antenna, communications systems or devices shall not interfere with the location or operation of any communication system of Tenant existing at the time of installation of such other system. Tenant shall submit plans for any system to be installed by Tenant and the names of the contractors who will be installing such system, all of which shall be subject to Landlord's reasonable approval which shall not be unreasonably withheld or delayed. Tenant shall pay all costs related to the installation, operation and maintenance of such system. Tenant shall, at Landlord's option, remove the system at the expiration of the
Part 1 Term. Tenant at its expense shall secure all zoning and regulatory approvals necessary for the system that are not presently existent or cannot be requested with any pending zoning code action of Landlord. Tenant shall restore the roof after removal of any such communication system to the condition of the roof prior to such installation, reasonable wear and tear and damage by fire and other casualty excepted. Upon ninety (90) days advance written notice

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

from Landlord to Tenant, Tenant shall cooperate with Landlord in the event that Tenant's rooftop communications system must be temporarily removed incident to required repairs to the roof. Absent actual fault by Landlord with respect thereto, Tenant shall indemnify and hold Landlord harmless from and against any damage to the roof arising from installation, use, maintenance, repair and removal of such communication system.

               D. Landlord's Changes After Construction. After construction of the Building has been substantially completed in accordance with the Plans, Landlord shall not, without in each case obtaining the prior written consent of Tenant (which consent shall not be unreasonably withheld or delayed), construct, install or make any material alteration or change in, to or of the exterior, public space or common space in the Building or on the Land, including, but not limited to loading docks, lobbies, elevators and plaza areas, unless such alteration or change to such public space or common space shall not (a) materially decrease the amount or location of the public or common space, (b) materially limit or restrict Tenant's use of or access to the Premises, (c) materially change the character of the Building as a first-class office building, or (d) materially change the outward appearance of the Land or Building or the appearance of the lobbies and public space, except any such lobby that is for the exclusive use of IBT, provided that any alteration or change of the IBT lobby shall be consistent with comparable first-class office buildings in the City of Chicago.

               E. Signage. (i) During the Part 1 Term, Tenant shall designate the name of the Building, subject, however, to Landlord's consent which shall not be unreasonably withheld or delayed; provided, however, that during the first forty-five (45) years of the Term and while the lease between Landlord and IBT is still in existence, Tenant may not name the Building for a company in the business of telecommunications, transmission of information, or publication of telephone directories, which is in competition in that business with IBT (or any successor lessee whose principal business is one of the foregoing), American Information Technologies Corporation or any subsidiary of American Information Technologies Corporation, whose principal business is one of the foregoing. Tenant hereby designates and Landlord approves the initial name for the Building as the "MORTON THIOKOL BUILDING". Any name designated for the Building shall utilize a corporate or tradename of Tenant or a significant Affiliate of Tenant, or Landlord may within thirty (30) days after its designation by Tenant reject such name in Landlord's sole discretion. Landlord shall at Landlord's expense and in a form mutually agreed upon by Landlord and Tenant provide ordinary exterior signage on the Building of a type, size, shape, and containing materials and at locations as may be mutually agreeable to Landlord and Tenant to identify the Building with the name initially so selected by Tenant. Upon not less than one hundred eighty (180) days written notice, Tenant may change the name of the Building; subject, however, to the provisions of the third sentence of this Paragraph. Tenant shall bear the cost of any new signs and their installation in the common areas of and on the exterior of the Building, which results from such a change in the Building name. Notwithstanding any naming of the Building, Landlord shall not receive, acquire or have any right, title or interest in any corporate or tradename of Tenant, other than a license to use such name to identify the Building in promotional and advertising materials for the Building during the Term, provided that any style of type, logotype and logo of Tenant used in such promotional or advertising material shall be approved by Tenant, at Tenant's sole discretion. Landlord further acknowledges and agrees that it shall not use any such name for the Building in a

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

manner that is inconsistent with the operation of a first-class office building, and acknowledges that Tenant will not have an adequate remedy at law for a violation of this Paragraph and shall be entitled to seek an injunction with respect thereto.

                (ii) Landlord shall secure Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed and shall take into account the requirements of Paragraph 30.E.(iii), before installing or permitting the installation of any signage (which signage shall in the case of any retail space be in keeping with a first-class office building) in the public or common areas of the Building (including but not limited to any signage for retail space tenants) or anywhere else on the Land or Buildings, both interior and exterior, other than on office floors not leased to Tenant, or in the interior of the IBT lobby or signs on Washington Street identifying the entrance to the Garage (as hereinafter defined). Tenant hereby consents to the sign and IBT logo that shall identify the entrance to the IBT lobby in the form of and located on the exterior of the Building as shown on Exhibit P attached hereto.

                (iii) The Building directory and where applicable all Building signage shall clearly designate that Tenant is the principal occupant of the Building and shall not give any other person remotely comparable or greater prominence.

                (iv) Subject to governmental approval, the address of the Building shall be 100 North Riverside. Landlord shall not designate a street address for the Building or designate or permit the designation of the Building as a part of a larger development or project without the prior written consent of Tenant. Tenant's consent under this Paragraph 30.E.(iv) shall not be unreasonably withheld or delayed unless in Tenant's reasonable judgment the proposed name or address identifies or is commonly associated with an enterprise, corporation or entity, in which case Tenant may in its sole and absolute discretion refuse to consent to or approve any such requested name or address.

                (v) Tenant shall have the right to approve or disapprove any proposed retail tenants of the Building based upon the proposed type of products or services to be provided from the space and the quality and style of the proposed tenant improvements; and Landlord shall provide Tenant with all of the information available to Landlord regarding the financial condition, methods of operation, and type of operations for such retail tenant or any affiliated entities known to Landlord. Tenant shall have the right to disapprove any proposed retail tenant of the Building if the proposed tenant's operations in the Building would be detrimental to or inconsistent with a first-class office building. In the event that Tenant disapproves of any proposed retail tenant, the matter of whether the proposed tenant's operations would be detrimental to or inconsistent with a first-class office building may be submitted to arbitration by Landlord pursuant to Paragraph 33. All retail leases shall contain provisions regulating the displays, signs and lighting of any retail space, including but not limited to, those elements visible from any public space, in a fashion consistent with Tenant's rights under this Lease and the operation of a first-class office building and Landlord shall enforce such provisions with its retail tenants.

                (vi) Landlord shall secure Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed, for all paintings, sculpture and other art objects that will be on display in the public or common areas of the Building, or anywhere else on the Land or Building, except the IBT lobby, both interior and exterior, other than on office floors not leased to Tenant, which art objects shall in each and every case be in keeping with comparable first-class office buildings in the City of Chicago.

                (vii) In the event of any sublease, assignment or termination of the Lease as to any portion of the Premises the rights of Tenant under this Paragraph 30.E. shall be governed as follows:

                        (a) Any tenant or subtenant of all of Part 1 shall be
                entitled to exercise the name, signage and other rights provided to Tenant under this Paragraph 30.E, except that during the first forty-five (45) years of the Term and while the lease between Landlord and IBT is still in existence, such tenant may not name the Building for a company in the business of telecommunications, transmission of information, or publication of telephone directories, which is in competition in that business with IBT (or any successor lessee whose principal business is one of the foregoing), American Information Technologies Corporation or any subsidiary of American Information Technologies Corporation, whose principal business is one of the foregoing.

                        (b) Notwithstanding that Tenant has assigned a portion
                of Part 1, Tenant shall retain its rights under this Paragraph 30.E. so long as it is leasing at least 50,000 square feet of Rentable Area in the Building, maintains its corporate headquarters in the Building and executive officers of Tenant are occupying a portion of the Premises.

               F. Janitorial. Notwithstanding any other provisions of this Lease to the contrary, but subject to the provisions of Paragraph 8.E. hereof, at the election of Tenant upon not less than thirty (30) days written notice, Tenant may discontinue the Janitorial Services being furnished by Landlord described in Exhibit F and instead furnish at its own expense its own janitorial services for all or any whole floor portions of the Premises (or the East 1/2 of the 36th floor as designated in a drawing furnished to Landlord by Tenant). In the event Tenant so elects to furnish its own janitorial services, Tenant shall receive a reduction in its Additional Rent due under this Lease equal to Landlord's cost, on a square foot basis, for the Janitorial Services specified in Exhibit F at the square foot rate paid for such services. In the event that janitorial services are discontinued by Tenant they shall be reinstituted by Landlord within thirty (30) days of Tenant's notice requesting such service, and, the level of service provided by Landlord shall be as provided in Exhibit F. In addition to the foregoing rights, and without any right to a credit from Landlord, Tenant may arrange for janitorial services that are supplemental and in addition to those provided by Landlord, at Tenant's expense. Landlord shall have the right to approve any contractor used by Tenant to provide janitorial services, such approval not to be unreasonably withheld or delayed.

               G. Security. Notwithstanding any other provisions of this Lease to the contrary, Tenant shall have the right to establish, subject to applicable laws, such security systems and

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

procedures with respect to the Premises as Tenant deems necessary or desirable and, except in the case of an emergency or under reasonable conditions consistent with Tenant's security requirements, to restrict Landlord and any other persons from access to the Premises. As a part of Tenant's security system Landlord grants to Tenant (i) the right to exclusive use of the telephone closets on any floor of the Building fully occupied by Tenant within Parts 1, 2, 3 or 4, or contiguous to Parts 1, 2, 3 or 4 and the right to use of the telephone closets on any floor of the Building partially occupied by Tenant,
(ii) the right to maintain, at Tenant's expense, 2 three-quarter inch conduits running from the 36th Floor to the Building security console and also between any space leased in the Building by Tenant, including the Garage and any storage space and (iii) the option to maintain, at Tenant's expense, wholly enclosed security areas with security equipment for vehicles utilizing Tenant's parking spaces as set forth in the Space Plan. If prior to the expiration of the Term, Tenant shall abandon those parking spaces that have been enclosed by Tenant, then Tenant shall upon the written request of Landlord, delivered within sixty
(60) days of such abandonment, remove such enclosure and any equipment at Tenant's expense and repair any damage as a result of such removal.

               H. Decorating. In the 10th Lease Year of the Part 1 Term and in every 10th Lease Year thereafter at the request of Tenant Landlord shall (i) repaint all the walls of Part 1 of the Premises or provide a decorating credit equal to the cost savings as a result of Tenant electing not to repaint, and
(ii) replace all lobby and hallway carpeting in Part 1 as requested by Tenant with new carpeting of a grade comparable to that being replaced. Alternatively, at Tenant's election Landlord shall provide a decorating allowance in a sum equivalent to the foregoing which Tenant may utilize as it determines to refurbish the Premises.

               I. Cafeteria. Landlord's Plans include a public cafeteria to be located on the 1st floor of the Building; Tenant shall be entitled to have a portion of such cafeteria of approximately 4,000 square feet located substantially as indicated on Exhibit L partioned off for use exclusively by Tenant's employees and invitees during normal business hours for food and beverage service. Permitted uses of Tenant's reserved cafeteria area shall include retirement parties, birthday parties and similar such social events for Tenant's employees, but shall not include use for training meetings and business meetings of Tenant or as an employee lounge. Such reserved area shall be created, furnished and decorated in a fashion reasonably acceptable to Tenant and maintained by Landlord or caused to be maintained by the food service operator, including without limitation any periodic redecorating or refurbishing, in each case at no cost to Tenant. Tenant shall have the right to approve the food service operator for the Building cafeteria and the terms of its lease or operating or management agreement, which approval shall not be unreasonably withheld; and Landlord shall provide in any agreement with a food service operator that Tenant may contract with such operator to enable Tenant to subsidize its employee food expenses in Tenant's area of the cafeteria. In the event that the operating agreement of the food service operator, or the lease of the tenant of the cafeteria, as the case may be, is terminated, Landlord shall have a reasonable period of time to find another food service operator or tenant for the cafeteria, subject to Tenant's approval rights provided above. The cafeteria may be out of service for reasonable periods of time in the event that repairs or renovation to the cafeteria are reasonably necessary. The requirement that Landlord provide a cafeteria as required in this subparagraph shall permit Landlord to commence cafeteria operations up to six (6) months

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

after the Commencement Date of this Lease.

               Landlord shall provide the cafeteria facility and the separate area therein for Tenant in accordance with this Paragraph 30.I during the first one hundred eighty (180) months of the Term without regard to the profitability of such operation to Landlord or any cafeteria operator. Within ninety (90) days after the expiration of such 180-month Term, the profitability of the cafeteria operation shall be evaluated during the last three (3) years of such 180-month Term, and if it shall be determined by Landlord and Tenant that the cafeteria operation was not profitable during each of such last three (3) years, then Landlord may (i) upon not less than thirty (30) days prior written notice elect to terminate the operation of the cafeteria, or (ii) elect to continue the cafeteria operation for an additional ten (10) year period. Absent written notice of termination by Landlord within the specified time period, Landlord shall be deemed to have elected to continue the cafeteria operation. The profitability of the cafeteria operation shall be determined with respect to Landlord and depreciation, debt service, real estate taxes, and Building management fees shall not be subtracted from revenues in arriving at a determination of profitability. If Landlord and Tenant shall be unable to agree upon whether the cafeteria operation has been profitable in any year, then that question may be submitted to arbitration in accordance with Paragraph 33 hereof.

               After the initial fifteen (15) year period of the Term, Landlord's obligation to continue to provide and maintain a cafeteria operation shall be extended from time to time on a ten (10) year per time basis. An evaluation of profitability, as described above for the last three (3) years of each such ten year period, shall be made and Landlord and Tenant shall have the same rights with respect thereto and the results thereof as are set forth above.

               Notwithstanding the foregoing, (i) in the event that the cafeteria operation was not profitable during each of the last two (2) years of the initial 180-month Term, or any ten year Term thereafter, and is not profitable, as determined above, during the first one (1) year of the new ten
(10) year period, or (ii) in the event that the cafeteria operation was not profitable during the last one (1) year of the initial 180-month Term, or any ten year Term thereafter, and is not profitable, as determined above, during the first two (2) years of the new ten (10) year period, in each case Landlord may upon not less than thirty (30) days prior written notice elect to terminate the operation of the cafeteria.

               If Landlord shall at any time terminate the cafeteria operation other than temporarily as permitted under the first paragraph of this Paragraph 30.I, then at the written request of Tenant, Landlord shall deliver possession of that portion of the Building used for the cafeteria and identified on Exhibit L ("CAFETERIA PREMISES") to Tenant and shall lease the same to Tenant for the term equal to the then current balance of the Part 1 Term for an annual gross rental of One Dollar ($1.00), Tenant being free of any other rental obligations with respect to the Cafeteria Premises, including without limitation all Base Rent and Additional Rent, and otherwise upon the same terms and conditions as are otherwise provided in this Lease. Landlord shall simultaneously with such lease sell to Tenant for the sum of One Dollar ($1.00) all personal property, furnishings, fixtures and equipment utilized in the operation of the cafeteria, free and clear of all liens, security interests and claims, by a bill of sale in form and substance reasonably acceptable to Tenant. Landlord shall provide to the Cafeteria Premises all services set forth in Paragraph 8.A. hereof, to the extent applicable; provided, however, that heating, ventilating and air conditioning services pursuant to Paragraph 8.A. (i) and janitorial services pursuant to Paragraph 8.A. (iii) shall only be provided upon written request of Tenant, as additional services pursuant to Paragraph 8.C.

               From and after the date of such lease and sale (i) Tenant may utilize such space for the operation of a cafeteria, or (ii) alternatively, in Tenant's sole discretion, Tenant may use and occupy the Cafeteria Premises for any legally permitted purpose consistent with a first-class office building and so long as the outward appearance of such Cafeteria Premises shall be consistent with a first-class office building, Tenant may utilize any portion of the Cafeteria Premises for storage or other similar uses in connection with the offices in the Premises; provided, however, if Tenant shall at any time elect to not utilize any portion of the Cafeteria Premises for a cafeteria operation (other than temporarily for renovations or repairs), Tenant shall give written notice thereof to Landlord and Landlord shall have thirty (30) days from Tenant's notice to offer to Tenant in lieu of Tenant's right to occupy such portion of the Cafeteria Premises as herein provided, a total abatement of Base Rent and Additional Rent on a then existing portion of the Part 1 portion of the Premises equal in size to such portion of the Cafeteria Premises (provided, however, that Tenant shall pay for heating, ventilating and air conditioning services pursuant to Paragraph 8.A(i) and janitorial services pursuant to Paragraph 8.A(iii)), for a term equal to the Part 1 Term of this Lease, in which event Landlord may recover possession of such portion of the Cafeteria Premises. Failure of Landlord to offer such an abatement within the 30-day period shall waive Landlord's option to recover the Cafeteria Premises.

               Tenant's rights under this Paragraph 30.I shall be assignable to an assignee of all of Part 1, but otherwise may not be assigned by Tenant.

               J. Lobby. In addition to the rights regarding signage otherwise provided in this Lease, notwithstanding anything herein to the contrary, provided that Tenant is then entitled to the rights under Paragraph 30.E., Tenant shall at all times be entitled to maintain product displays of prominent visage in the Building lobby so long as the appearance of such displays including, but not limited to, their type, subject matter, nature, size, color, texture, location, number and material is reasonably satisfactory to Landlord and consistent with comparable first-class office buildings in the City of Chicago; and provided that such displays shall not materially adversely affect the marketability of the Building.

               Tenant's rights under this Paragraph 30.J shall be assignable to an assignee of all of Part 1, but otherwise may not be assigned by Tenant.

               K. Storage. Landlord has leased to Tenant for storage and any other lawful use those areas described in Paragraph 1.A. and identified on Exhibit B, mutually agreeable to Landlord and Tenant taking into account Landlord's reasonable need for janitorial storage to serve the Premises. Tenant shall be entitled to use such areas during the Part 1 Term without any cost or expense for Base Rent or Additional Rent; provided that the storage areas on any particular floor of the Premises shall be available to Tenant for so long as Tenant, or an assignee of Tenant are in possession

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

of all or any portion of such floor of the Premises. Tenant shall be entitled to use without charge any available storage or non-office vacant space on any mechanical floors of the tower portion of the Building. Tenant's mezzanine storage space depicted on Exhibit B-16 shall be designed to include a small locker room which shall be available for Building food service personnel employed in the cafeteria and shall be provided with only those improvements designated in the Space Plans. Landlord shall provide heating, ventilating and air conditioning for the locker room and shall install the demising wall and door to such area. Landlord shall bring electrical power to such space, but other than as specifically provided in this Paragraph 30.K, Landlord shall have no obligation to provide any other services to such space. The storage space in the clock tower and mezzanine shall be assignable to an assignee of all of Part 1, but otherwise may not be assigned by Tenant. In addition, Tenant shall be entitled to construct, at its own cost and expense, an enclosed walkway from the mechanical space on the roof to the entrance to the storage space in the clock tower.

               L. Shredder. During the Part 1 Term Tenant shall be entitled to maintain in the loading dock area of the Building other than on the IBT loading dock, or other area of the Building designated by Landlord and reasonably acceptable to Tenant, a paper shredder and necessary ancillary equipment and receptacles used in disposal of Tenant's waste paper, without charge, other than electricity used in the operation of such shredder, which electricity shall be at Tenant's expense. Such shredder shall be installed and maintained by Tenant at Tenant's expense. Tenant shall also maintain the area designated for the shredder in a neat, clean and orderly condition. Landlord shall designate a reasonably convenient location with appropriate access to electrical service for the operation of such shredder metered to Tenant.

               Tenant's rights under this Paragraph 30.L. shall be assignable to an assignee of all of Part 1, but otherwise may not be assigned by Tenant.

        31.     PARKING.

               A. Spaces. During the Part 1 Term Landlord hereby leases to Tenant and Tenant hereby leases from Landlord twenty-seven (27) assigned location parking spaces in the garage of the Building (the "GARAGE") in locations within the Building identified on Exhibit B-15, for a monthly rental with respect to each of the aforesaid spaces equal to ninety percent (90%) of the fair market rent for such spaces based on the annual rental rate generally charged to other tenants for similar spaces. The rent for such spaces shall be payable monthly on the first (1st) day of each calendar month during the Term, without any set-off or deduction whatsoever except as specifically provided in this Lease. In the event that Tenant elects at any time not to lease any of said spaces and so notifies Landlord in writing, Landlord shall accept the return of any such surrendered spaces and shall be free to lease such spaces to any other party or person whatsoever, and thereafter Tenant shall have no further rights or obligations under this Paragraph 31.A. with respect to such surrendered parking space or spaces. The tenant of all of Part 1 shall have the right to control the assignment or subletting of rights to parking spaces under this Paragraph 31 to assignees or subtenants of portions of the Premises.

               B. Additional Spaces. If during the Term Tenant increases the space leased by it in the Building in excess of two hundred sixty-four thousand (264,000) square feet of Rentable

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

Area, Tenant shall be entitled to lease two additional assigned location parking spaces in the Garage for each additional seven thousand five hundred (7,500) square feet of Rentable Area leased by Tenant. Any such lease of additional spaces shall be upon the same terms and conditions as are set forth in Paragraph 31.A.

               C. Market Rate Spaces During the Part 1 Term of the Lease, Tenant shall from time to time be entitled to lease parking spaces in the Garage which when added to those leased under Paragraphs 31.A and 31.B equals a percentage of total parking spaces in the garage equal to Tenant's Building Share. Tenant shall provide at least ninety (90) days notice of its election to increase its leased parking spaces in the Garage beyond those provided for under Paragraphs 31.A and 31.B, and spaces leased under this Paragraph 31.C. shall be leased at fair market rent. Spaces rented under this Paragraph 31.C shall be unassigned spaces permitting the user to park in the Garage but not allocating a specific location; provided, however, that in the event no space is available in the Garage, the user of the unassigned space shall be entitled to receive as liquidated damages from the operator of the Garage an amount equal to double the daily rate for an unassigned space in the Garage. Furthermore, Landlord may delay for up to nine (9) months from the date of Tenant's notice in making such spaces available if it has entered into commitments with others that limit the availability of spaces.

        32.     OPTIONS.

               A. Part 4. In addition to Parts 1, 2 and 3, Tenant may, at its option by written notice delivered to Landlord on or prior to the Commencement Date, also lease from Landlord all, or the following described portions of, floors 22, 23 and 24 of the Building. To the extent that Tenant does not lease all of floors 22, 23 and 24 pursuant to this Paragraph 32.A., Tenant's option hereunder shall apply first to space on the 24th floor, then the 23rd floor and, then the 22nd floor; and if Tenant leases less than a full floor hereunder, it shall lease not less than five thousand (5,000) square feet of Rentable Area on either the 23rd and 24th floors and not less than ten thousand (10,000) square feet of Rentable Area on the 22nd floor (such partial floor space to be in such location, size and configuration on the floor as Tenant shall designate, subject to Landlord's approval, which shall not be unreasonably withheld or delayed). Any space leased under the provisions of this Paragraph 32.A. shall be designated as "PART 4" of the Premises and shall be leased to Tenant upon the same terms as those applicable to Part 3 (subject, however, to necessary adjustments of the Part 4 Commencement Date and references to time periods to reflect the actual date of substantial completion and occupancy of Part 4) except that the Part 4 Term shall be adjusted so as to end on the same date as the Part 3 Term. Tenant shall be entitled to have constructed on Part 4 at Landlord's cost in accordance with the Work Letter tenant improvements of the same scope, quality and nature as are to be constructed on floor 31 of the Premises.

               B. Extension Options. The Term of this Lease (other than the Part 1 Term) may be extended, at the option of Tenant for all, or any full floor portions, of the Premises (other than Part 1) for one period of five (5) years and thereafter for five (5) periods of ten (10) years each, with the last day of the final Extended Term being the same day as the last day of the Part 1 Term (such periods being herein sometimes referred to as the "EXTENDED TERMS") as follows:

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

                (i) Each such option to extend shall be exercised by Tenant giving a written notice to Landlord, which notice shall specify which floor or floors the exercised option shall apply to, on or before but not later than the first day of the fifteenth (15th) full calendar month prior to the expiration of the existent Term for the Premises in question.

                (ii) Each of the Extended Terms shall be on the same terms, covenants and conditions contained in this Lease, excluding the provisions of Paragraphs 4.A. (iii); 4.B. (ii) and 4.C. (ii) hereof, and except for the payment of Base Rent during each such Extended Term that shall be determined as set forth below. If Tenant shall elect not to extend the Term pursuant to this Paragraph 32.B. for a portion of the Premises, such portion shall be the lowest floors of Parts 2, 3, 4 or any Expansion Space then leased by Tenant. Any termination of this Lease for any portion of the Premises during the original Term of this Lease, or during any Extended Term shall terminate all future extension option rights under this Paragraph 32.B. as respects such space.

                (iii) The Base Rent for each Extended Term shall be at a rate per square foot of Rentable Area for the Premises in question, equal to the Fair Market Rent (as hereinafter defined) commencing on the first day of the applicable Extended Term. Landlord shall advise Tenant at least eighteen (18) months prior to the commencement date of each Extended Term, of the Base Rent that Landlord believes is applicable to the Premises for such Extended Term, and Tenant shall advise Landlord of any objection to such rent within thirty (30) days of receipt of such notice. Failure to respond within such thirty (30) day period shall be deemed to constitute Tenant's acceptance of such Base Rent. If Tenant shall object to Landlord's proposed Base Rent for an Extended Term, it shall so advise Landlord, and Landlord and Tenant shall commence negotiations to attempt to agree upon the applicable Fair Market Rent within thirty (30) days after receipt of notice of Tenant's objection. If the parties cannot so agree on such Fair Market Rent, the Fair Market Rent shall be determined by arbitration pursuant to Paragraph 33 hereof. Tenant shall have the right to nullify the exercise of an option to extend the Term in whole or as to any portion thereof, by written notice to Landlord, given by the later to occur of (x) fifteen (15) months prior to the expiration of the existing Term or (y) fifteen (15) business days of the receipt by Tenant of the results of the arbitration referred to above, in which event Tenant's exercise of the option to extend shall be null and void and neither Landlord nor Tenant shall have any further rights or liabilities with respect thereto. Tenant's failure to give the notice of nullification described above within such period shall constitute acceptance by Tenant of, and Tenant's agreement to pay, the Fair Market Rent specified by the arbitrator as the Base Rent for the applicable Extended Term.

                (iv) Landlord shall have no obligation to make improvements or additions to the Premises as a condition to Tenant's obligation to pay rent during any Extended Term. For purposes of determining Fair Market Rent under this Lease it shall be assumed that no commissions shall be payable with respect to any Extended Term. In addition to the Base Rent above provided, Tenant shall and hereby agrees during each Extended Term to continue to pay to Landlord

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

        Additional Rent in accordance with the provisions of Paragraph 5 of this Lease, provided, however, that as respects the Additional Rent resulting from the CPI Adjustment described in Paragraph 5.B., the Base Month for each Extended Term shall be adjusted to be that month specified in Paragraph 5.A.(x)

                (v) In the event Tenant exercises any of its options under this Paragraph 32.B. and an Extended Term shall result from such exercise, on or prior to the commencement date of any such Extended Term, Tenant and Landlord agree in each such case to execute and deliver to the other party a Lease amendment in form and substance mutually acceptable to Landlord and Tenant setting forth the provisions applicable to the portion of the Premises involved in such Extended Term. From and after such commencement date of an Extended Term, as respects the portion of the Premises in question, the word "Term" shall be deemed to include the additional period of time for which this Lease was so extended.

                (vi) As used in this Lease with reference to any particular leasable space in the Building, the term "FAIR MARKET RENT" of that leasable space shall mean the Base Rent per annum for a period commencing when the rental being determined would first be payable assuming no rent abatements of any kind for a term of ten (10) years, for tenants of comparable creditworthiness to Tenant occupying space comparable to the total space occupied by Tenant (reduced by the present value of any broker's commission, tenant improvement, free rent, takeover rent or other concession of any kind which would be available to such a tenant, but increased by the present value of the cost of any actual tenant improvement or other concession (if any) agreed by the Landlord and Tenant to be payable, or to be granted to Tenant, in connection with the particular option with respect to which Tenant has given its initial nonbinding notice), taking into account the other economic terms of this Lease, including the terms provided in Paragraph 5.B.(i) of this Lease, and by reference to comparable first-class space in the Building and in other buildings in the vicinity of the Building and comparable to it in age and quality. For purposes hereof it shall be assumed that no rental fees, commissions, finder's fee, brokerage or similar payments shall be due in connection with the extension of the Term of the space in question. The rental for the option space shall be based upon a rate which would apply for the entire leased Premises and not just for the option areas or expansion areas in question.

               C. Expansion Options. Tenant shall be entitled to expand the Premises by leasing additional space from Landlord in accordance with the following expansion option rights:

                (i) During the Term of this Lease, Tenant shall have the option right to lease additional space in the Building as hereinafter provided. The space subject to Tenant's option rights under this Paragraph 32.C. ("EXPANSION SPACE") shall be available on each 5th annual Anniversary of the first full calendar month after the Commencement Date during the
        Part 1 Term (the "OPTION DATE"), in increments of one-half (1/2) floor areas of the Building on a schedule to be affixed hereto as Exhibit M on the Commencement Date, plus or minus one thousand five hundred (1,500) square feet of Rentable Area, at Landlord's option. Each such Expansion Space shall be contiguous space on each floor and for floors not partially

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

        occupied by Tenant shall apply first to the easterly one-half (1/2) of the floor, except as provided below. Tenant may defer its right to elect to lease Expansion Space for five (5) years, but in the event Tenant does not elect on the Option Date next occurring, to lease that Expansion Space as to which it did not exercise its rights under this Paragraph 32.C, its rights to such Expansion Space shall be waived and, in the event Tenant does not elect to lease current Expansion Space as well as accrued Expansion Space, future Expansion Space for floors not partially occupied by Tenant may apply first either to the easterly one-half (1/2) of the floor, or to the westerly one-half (1/2) of the floor, at Landlord's option, to the extent necessary to enable Landlord to lease such Expansion Space in a commercially reasonable manner. Such waiver shall be accomplished by removing from the Expansion Space, areas on the lowest floors of expansion areas in the inverse order of the numbered areas reflected on Exhibit M. Expansion Space shall be leased upon the same terms and conditions as are then applicable under this Lease for Part 3 except for (1) the amount of Base Rent, (2) the Base Month for the CPI Adjustment which shall be adjusted to be that month in which the Expansion Term commences, (3) the Term which shall be determined as hereinafter set forth. The Term for the Expansion Space, ("EXPANSION TERM") shall, depending upon the date of exercise, be the period commencing on the applicable Option Date and extending through the day prior to the date that is the next commencement date for an Extended Term under Paragraph 32.B. To the extent that Tenant shall lease any space within the expansion area described in Exhibit M under Tenant's first offer rights pursuant to Paragraph 32.D., such space shall be deemed to be occupied by Tenant pursuant to an agreed upon acceleration of Tenant's Expansion Option and Landlord shall use reasonable efforts to make available to Tenant and notify Tenant in writing of the location of comparable additional expansion space to replace such already utilized Expansion Space to the extent such additional expansion space is not committed under a lease or option to lease to an existing tenant of the Building or would materially and adversely affect the marketability of such space. The Expansion Term shall be subject to the provisions of Paragraph 32.E.

                (ii) Tenant shall give written notice to Landlord of its exercise of an option under this Paragraph 32.C. not less than fifteen
        (15) months prior to the Option Date of Tenant's exercise of its option rights under this Paragraph 32.C. Landlord shall notify Tenant within ten (10) business days of receipt of Tenant's notice of exercise of an option right hereunder of the Base Rent which Landlord believes is applicable to the Expansion Space for the Expansion Term and Tenant shall advise Landlord of any objection to such rent within (10) business days of receipt of such notice. If Tenant shall object to Landlord's proposed Base Rent for an Expansion Term, it shall so advise Landlord and Landlord and Tenant shall commence negotiations to agree upon the Fair Market Rent applicable thereto. If the Landlord and Tenant are unable to reach agreement on the Fair Market Rent within fifteen (15) business days after the date of receipt of Tenant's notice of objection, then the Fair Market Rent shall be determined by arbitration pursuant to Paragraph 33 hereof. Tenant shall have the right to nullify its exercise of the option under this Paragraph 32.C. by written notice to Landlord, given within fifteen (15) business days of the receipt by Tenant of the results of the arbitration referred

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

        to above, in which event neither Landlord nor Tenant shall have any further rights or liabilities with respect thereto. Tenant's failure to give the notice of nullification described above within such fifteen
        (15) business day period shall constitute acceptance by Tenant of, and Tenant's agreement to pay, the Base Rent specified by the arbitrator for the applicable Expansion Term.

                (iii) For any Expansion Space that has not as of Tenant's exercise date had tenant improvements installed, Tenant shall be entitled to receive improvements for such space comparable to those under the Lease for floor 31 of the Premises under and pursuant to the Work Letter to the extent applicable. Otherwise, Landlord shall have no obligation to make improvements or additions to the Premises as a condition to Tenant's obligation to pay rent during any Expansion Term, nor shall Tenant be entitled to any abatement of Base Rent during any Expansion Term. In addition to the Base Rent above provided, Tenant shall and hereby agrees during each Expansion Term to pay to Landlord Additional Rent in accordance with the provisions of Paragraph 5 of this Lease, provided, however, that as respects the Additional Rent resulting from the CPI Adjustment described in Paragraph 5.B., the Base Month for each Option Term shall be the month in which the Expansion Term occurred and the Comparison Month shall be the same as the next Comparison Month for Part 1.

                (iv) In the event Tenant exercises any of its options under this Paragraph 32.C. and an Expansion Term shall result from such exercise, on or prior to the commencement date of any such Expansion Term, Tenant and Landlord agree in each such case to execute and deliver to the other party a Lease Amendment setting forth the provisions applicable to the portion of the Premises involved in such Expansion Term.

        D.      First Option.

                (i) During the Term of Part 1, Tenant is hereby granted the option to lease any space above the 13th floor of the Building that becomes available upon the expiration or termination of any lease to any third-party Tenant ("OFFERED SPACE"). Tenant's rights to any Offered Space under this Paragraph 32.D. shall, however, be subject and subordinate to the expansion rights and 30-day first option right of IBT under IBT's lease with Landlord as it exists on the date hereof for floors that are up to and including the 18th floor and 3,198 square feet of Rentable Area on the 19th floor as shown on Exhibit Q (unless as of the Commencement Date Tenant shall have elected to lease all of the Part 4 space in which event IBT's priority shall exist only below the 18th floor.) Landlord shall keep Tenant fully advised in a timely manner as to the availability or likely availability of space giving rise to rights in Tenant under this Paragraph 32.D. and as to IBT's actions with respect to IBT's option and expansion rights in the Building.

                (ii) Tenant's option right under this Paragraph 32.D. shall consist of a right to receive an offer to lease any space in the Building located above the 13th floor other than Landlord's initial lease of such space. As respects Offered Space where IBT has a priority right to receive a first offer, the time periods for the commencement and exercise of Tenant's rights under this Paragraph 32.D. shall commence

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

        with the expiration of IBT's 30-day first offer right. Landlord shall give Tenant written notice of the availability of such space and the then available Base Rent for a term not less than five (5) years nor exceeding fifteen (15) years ending on the day prior to the next occurring commencement date of an Extension Term and otherwise on the terms, covenants and conditions contained in this Lease. Tenant shall have 30 days after receipt of such notice to accept or reject the Offered Space. If Tenant does not elect to lease such Offered Space within such thirty (30) day period, then Landlord may, for a period of two hundred seventy (270) days after such thirty (30) day option period, lease such space to other parties upon terms no less favorable to Landlord than those offered to Tenant. During such 270 day period Landlord may change its terms for the leasing of any Offered Space and re-offer such space to Tenant for thirty (30) days in the same fashion as if Landlord were initially submitting the offer for such space to Tenant under this Paragraph 32.D. Landlord may vary the length of the term of the lease of any Offered Space and Landlord may vary the economic elements of an offer of any such space so that Landlord's offer has substantially equivalent economic effect and the offer shall be deemed to be substantially similar to that made available to Tenant.

                (iii) Landlord shall not lease any Offered Space upon lease terms that are less favorable to Landlord than those offered to Tenant without first notifying Tenant in writing. Upon receipt of such a notice, Tenant shall have the right for seven (7) business days after the receipt of any such notice to lease the Offered Space on such new terms, subject to adjustment of such terms to otherwise conform to this Lease and reflect the equivalent economic effect on the offer as so adjusted.

               E. Term. Notwithstanding anything in this Lease to the contrary, in no event shall the Term for any Expansion Space, or Offered Space extend beyond the Part 1 Term.

               F. Option Provisions. In the event Tenant exercises any of its Options pursuant to Paragraphs, 32.C. or 32.D.:

                (i) Landlord shall not be liable to Tenant in the event that Landlord does not deliver possession of an Expansion Space or Offered Space to Tenant due to a holding over by the prior tenant of such space in violation of the terms of such tenant's lease, provided that Landlord shall use its reasonable efforts to obtain possession of such space from such other tenant (and Tenant hereby agrees to join in any action brought for possession of such space upon Landlord's request and at Landlord's sole cost and expense) and the Lease obligations of Tenant for such space shall not be deemed to have commenced until Landlord shall have delivered possession of such space to Tenant.

                (ii) Unless otherwise specifically provided in this Paragraph 32, Tenant shall accept possession of such Expansion Space and Offered Space in broom clean, "as is" condition at the time of delivery of possession thereof.

                (iii) Tenant's Expense Share and Tenant's Tax Share as set forth in Paragraph 5 hereof shall be increased

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

        to reflect the addition of the Expansion Spaces and Offered Spaces to the Premises effective on the date of the commencement of the term of the Expansion Space or Option Space as provided herein with partial years reflected by an appropriate per diem proration adjustment.

                (iv) It shall be a condition of Tenant's right to exercise its Expansion Options and its rights under this Paragraph 32 that Tenant has not received a notice of default as to which any applicable cure periods have expired under any of the terms, covenants or conditions of this Lease at the time that it notifies Landlord of the exercise of any such options and that Tenant shall be diligently pursuing a cure as to any notice received.

                (v) Any space that is leased by Tenant pursuant to any portion of this Paragraph 32 shall automatically thereafter be subject to the extension options of Paragraph 32.B. and shall become a part of the Premises.

        33.     DETERMINATION BY ARBITRATION.

               A. Arbitration. In the event of the failure of the parties to agree as to any matter which under the terms of this Lease is to be determined by arbitration (unless otherwise specifically provided), such dispute shall upon the notice of either party hereto be determined by arbitration as hereinafter provided. Landlord and Tenant shall each appoint a fit, impartial and independent person as arbitrator who shall have had at least ten (10) years' experience as to the subject matter of the dispute. Such appointment shall be signified in writing by each party to the other. The arbitrators so appointed, in the event of their failure to agree within fifteen (15) days upon the matter so submitted, shall appoint an umpire within ten (10) days after said 15-day period. In the case of the failure of such arbitrators (or the arbitrators appointed as hereinafter provided) to agree upon an umpire, such umpire shall be promptly appointed by the American Arbitration Association, or its successor, from its qualified panel of arbitrators, and shall be a person having at least ten (10) years' experience as to the subject matter in question. In case either party shall fail to appoint an arbitrator within a period of ten (10) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party not in default hereunder for failing to appoint an arbitrator shall appoint a second arbitrator having at least ten (10) years' experience as to the subject matter in question. The two (2) arbitrators so appointed, in the event of their failure to agree upon the matter so submitted within fifteen (15) days thereafter, shall appoint an umpire within ten (10) days after said 15-day period.

               The arbitrators and umpire (when necessary) shall proceed with all reasonable dispatch to determine the question submitted. The decision of the arbitrators and umpire shall in any event be rendered within thirty (30) days after the appointment of the last of them, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties who appointed them. If any arbitrator shall fail to act so as to enable a decision to be made within such thirty (30) day period then the umpire and the other arbitrator shall render the decision within such thirty (30) day period. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association (or its successor) and applicable Illinois law, and the decision of a majority of the arbitrators

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

and umpire shall be binding, final and conclusive on the parties. If a majority of the arbitrators and umpire believe that expert advice would materially assist them in the resolution of the matter in dispute, they may retain one or more qualified persons, including, but not limited to, legal counsel, architects or engineers, to provide such expert advice. The fees of the arbitrators and umpire and the expenses incident to the proceedings shall be borne equally between Landlord and Tenant. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called by the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

               B. Rent Arbitration. If Landlord and Tenant are unable to reach agreement on Fair Market Rent in any situation, then prior to submitting their dispute to the arbitrator(s) (which arbitrators shall, in the event of a dispute on Fair Market Rent, be MAI Appraisers who shall have at least ten (10) years experience in appraising office space in the downtown Chicago area), Landlord and Tenant shall each simultaneously submit to the other its good faith estimate of Fair Market Rent in such situation. If the higher estimate is not more than one hundred five percent (105%) of the lower, then the Fair Market Rent shall be the average of the two estimates. If the higher estimate is more than one hundred five percent (105%) of the lower, then the arbitrators shall select from the two estimates of Fair Market Rent submitted by Landlord and Tenant the one that is closer to the Fair Market Rent as determined by the arbitrators.

               C. Mortgagee Notice. Notice of appointment of the arbitrators shall be given in all instances to any mortgagee who prior thereto shall have given Tenant a written notice specifying its name and address. If a dispute shall be submitted to arbitration as hereinabove provided, such mortgagee shall have the right to participate in such arbitration proceedings; provided, however, that such participation shall be in association with Landlord and shall not be deemed to entitle such mortgagee to appoint an additional arbitrator nor to enlarge Landlord's rights in such arbitration proceeding, it being the intention of the parties that such mortgagee shall have the right to be present and participate in the arbitration proceeding solely on behalf of Landlord.

        34.     LIMITATION ON LIABILITY.

               A. Landlord. It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements in this Lease are made or intended as personal covenants, undertakings or agreements by Landlord or the partners or beneficiary in Landlord, and any liability of Landlord or the partners or beneficiary in Landlord for damages or breach or nonperformance by Landlord or otherwise arising under this Lease or the relationship of Landlord and Tenant hereunder, shall be collectible only out of Landlord's interest in the Land and Building (or if Landlord is the beneficiary of a land trust, Landlord's right, title and interest in such land trust), in each case as the same may then be encumbered, and no personal liability is assumed by, nor at any time may be asserted against, Landlord or the partners in Landlord or any of its or their officers, agents, employees, legal representatives, successors or assigns for a breach of this Lease, all such liability, if any, being expressly waived and released by Tenant and parties claiming through Tenant. Without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness or sum accruing hereunder, or to perform any covenant or agreement whether express or implied herein contained, it being agreed that Landlord shall have sole responsibility therefor.

               Notwithstanding the foregoing this Paragraph 34 shall in no way limit or affect any rights that Tenant may have pursuant to Paragraph 25 to exercise any other remedy specifically provided to Tenant under this Lease or the Collateral Agreement.

               Landlord represents that Landlord's Agent has full power and authority to manage the Building and to execute and deliver on behalf of Landlord any and all ancillary documents with respect to the execution and delivery of the Lease.

               B. Tenant. It is expressly understood and agreed by Landlord that no personal liability is assumed by or at any time may be asserted or enforced against any of Tenant's board of directors, officers, employees or agents or any of their heirs, legal representatives, successors or assigns on account of any of the covenants, undertakings or agreements made by Tenant herein, all such personal liability, if any being expressly waived and released by Landlord and parties claiming through Landlord. Notwithstanding the foregoing this Paragraph 34.B. shall not limit or affect any rights that Landlord may have against Tenant in Tenant's corporate capacity.

               IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed as of the day and year first above written.

                                         LANDLORD:


                                         Chicago Title and Trust Company
                                         as Trustee as aforesaid

        IN WITNESS WHEREOF, Chicago Title and Trust Company, not personally but as Trustee as aforesaid, has caused these presents to be signed by its Assistant Vice-President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, the day and year first above written.

               CHICAGO TITLE AND TRUST COMPANY, As Trustee as aforesaid and not personally,

                           By /s/ Signature Illegible ASSISTANT VICE-PRESIDENT Attest /s/ Signature Illegible ASSISTANT SECRETARY

Corporate Seal

STATE OF ILLINOIS,
                     SS.
COUNTY OF COOK

I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY, that the above named Assistant Vice President and Assistant Secretary of the CHICAGO TITLE AND TRUST COMPANY, Grantor, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Assistant Vice President and Assistant Secretary respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Company for the uses and purposes therein set forth; and the said Assistant Secretary then and there acknowledged that said Assistant Secretary, as custodian of the corporate seal of said Company, caused the corporate seal of said Company to be affixed to said instrument as said Assistant Secretary's own free and voluntary act and as the free and voluntary act of said Company for the uses and purposes therein set forth.

                Given under my hand and Notarial Seal this _____ day of ________ [STAMP OMITTED]
                                               /s/ Signature Illegible
                                    --------------------------------------------
                                                  Notary Public

                                     MORTON THIOKOL, INC.,
                                     a Delaware corporation


                                     By: /s/ Signature Illegible
                                         Name: John R. Bowen
                                         Title: Vice President

                                     Attest: /s/ Signature Illegible
                                         Name: P. Michael Phelps
                                         Title: Secretary

                          EXHIBIT A TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                            LEGAL DESCRIPTION OF LAND
                            -------------------------

PARCEL 1 (THE FEE PARCEL):

ALL OF WEST WATER STREET LYING SOUTH OF THE SOUTH LINE OF RANDOLPH STREET, LYING NORTH OF THE NORTH LINE OF WASHINGTON STREET, LYING WEST OF AND ADJOINING WHARFING LOTS 1 TO 5, BOTH INCLUSIVE, IN BLOCK "O" IN ORIGINAL TOWN OF CHICAGO IN THE SOUTH PART OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND LYING EAST OF A DIRECT LINE DRAWN FROM A POINT ON THE SOUTH LINE OF LOT 9 IN BLOCK 44 IN ORIGINAL TOWN OF CHICAGO, 41.87 FEET EAST OF THE SOUTH WEST CORNER OF SAID LOT 9, TO A POINT ON THE NORTH LINE OF LOT 1 IN SAID BLOCK 44, 85.70 FEET EAST OF THE NORTH WEST CORNER OF SAID LOT 1, AS SHOWN AND LOCATED ON THE PLAT RECORDED AUGUST 18, 1855, AS DOCUMENT NUMBER 62008 IN COOK COUNTY, ILLINOIS.

PARCEL 2 (THE GROUND LEASE PARCEL):

THAT PART OF LOTS 1, 4, 5, 8 AND 9 LYING WEST OF A DIRECT LINE DRAWN FROM THE POINT OF INTERSECTION OF THE WEST LINE OF WEST WATER STREET AND THE SOUTH LINE OF SAID LOT 9, BEING A POINT ON THE SOUTH LINE OF LOT 9 APPROXIMATELY 41.87 FEET EAST OF THE SOUTH WEST CORNER OF LOT 9, TO THE POINT OF INTERSECTION OF THE WEST LINE OF WEST WATER STREET AND THE NORTH LINE OF LOT 1, BEING APPROXIMATELY 85.70 FEET EAST OF THE NORTH WEST CORNER OF LOT 1 IN BLOCK 44 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE MAP OF THE TOWN OF CHICAGO BY JAMES THOMPSON DATED AUGUST 4, 1830 AND FILED FOR RECORD MAY 29, 1837 AND RECORDED JULY 6, 1837 IN BOOK H OF MAPS, PAGE 298 AS DOCUMENT 5060 IN COOK COUNTY, ILLINOIS.

                          EXHIBIT B TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                PLAN OF PREMISES
                                ----------------

Exhibit B-1:                 Floor 25

Exhibit B-2:                 Floor 26

Exhibit B-3:                 Floor 27

Exhibit B-4:                 Floor 28

Exhibit B-5:                 Floor 29

Exhibit B-6:                 Floor 30

Exhibit B-7:                 Floor 31

Exhibit B-8:                 Floor 32

Exhibit B-9:                 Floor 33

Exhibit B-10:                Floor 34

Exhibit B-11:                Floor 35

Exhibit B-12:                Floor 36

Exhibit B-13:                First Floor Common Areas Not Available To Tenant

Exhibit B-14:                Rentable S.F. of Building

Exhibit B-15:                Parking Spaces

Exhibit B-16:                Mezzanine Storage Space

Exhibit B-17:                Parts 1, 2, and 3

                       EXHIBIT B-1 TO THE OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                    FLOOR 25
                                    ---------

                                [EXHIBIT OMITTED]

                         EXHIBIT B-2 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 26
                                    ---------

                                [EXHIBIT OMITTED]

                         EXHIBIT B-3 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 27
                                    ---------


                                [EXHIBIT OMITTED]

                         EXHIBIT B-4 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 28
                                    ---------


                                [EXHIBIT OMITTED]

                         EXHIBIT B-5 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 29
                                    ---------


                                [EXHIBIT OMITTED]

                         EXHIBIT B-6 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 30
                                    ---------


                                [EXHIBIT OMITTED]

                         EXHIBIT B-7 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 31
                                    ---------


                                [EXHIBIT OMITTED]

                         EXHIBIT B-8 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 32
                                    ---------


                                [EXHIBIT OMITTED]

                         EXHIBIT B-9 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 33
                                    ---------


                                [EXHIBIT OMITTED]

                        EXHIBIT B-10 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 34
                                    ---------


                                [EXHIBIT OMITTED]

                        EXHIBIT B-11 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 35
                                    ---------


                                [EXHIBIT OMITTED]

                        EXHIBIT B-12 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                    FLOOR 36
                                    ---------


                                [EXHIBIT OMITTED]

                        EXHIBIT B-13 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                          FIRST FLOOR COMMON AREAS NOT
                           AVAILABLE FOR USE BY TENANT
                           ---------------------------


                                [EXHIBIT OMITTED]

                        EXHIBIT B-14 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                  RENTABLE AREA
                                  -------------


        Floor                       Rentable Square Feet
        -----                       --------------------
         36                               22,095
         35                               22,114
         34                               22,114
         33                               22,114
         32                               22,114
         31                               22,114
         30                               22,114
         29                               22,114
         28                               22,114
         27                               22,114
         26                               20,637
         25                               21,118
         24                               13,660
         23                               13,036
         22                               21,584
         21                               21,600
         20                               21,600
         19                               21,600
         18                               21,584
         17                               21,600
         16                               21,338
         15                               21,071
         14                               21,090

Total Rentable
Square Feet
In Tower                                 482,639

Rentable Square Feet
On Floors 8 thru 13                      266,312*
                                         -------
Total Office
Rentable Square Feet
In Building                              748,951

First Floor Retail                         9,555
                                           -----
Total Rentable
Square Feet
Including Retail                         758,506

* Includes 500 rentable square feet on the 37th floor and 576 rentable square feet on the 15th floor rented by Illinois Bell as mechanical space.

                        EXHIBIT B-15 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                                 PARKING SPACES
                                 --------------


                                [EXHIBIT OMITTED]

                        EXHIBIT B-16 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                             MEZZANINE STORAGE SPACE
                             -----------------------


                                [EXHIBIT OMITTED]

                        EXHIBIT B-17 TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                PARTS 1, 2, AND 3
                                -----------------

Part 1 of the Lease consists of 200,000 square feet of Rentable Area with 199,007 square feet of Rentable Area on floors 28 through 36 and 993 square feet of Rentable Area on floor 27, located as indicated on Exhibit B-3.

Part 2 of the Lease consists of 30,000 square feet of Rentable Area with 21,121 square feet of Rentable Area on floor 27, located as indicated on Exhibit B-3, and 8,879 square feet of Rentable Area on floor 26, located as indicated on Exhibit B-2.

Part 3 of the Lease consists of 32,876 square feet of Rentable Area with 11,758 square feet of Rentable Area on floor 26, located as indicated on Exhibit B-2, and 21,118 square feet of Rentable Area on floor 25, located as indicated on Exhibit B-1.

                          EXHIBIT C TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                            PLANS AND SPECIFICATIONS
                            ------------------------

Plans and Specifications for 100 N. Riverside prepared by Perkins & Will.

DRAWING
NUMBER                DESCRIPTION                                                 DATE
------                -----------                                                 ----
                      Cover Sheet                                               05-02-88
A1-1                  Index of Drawings                                         05-02-88
C1-A                  Site Utilities Plan                                       05-02-88
A1-2                  Symbols, General Notes                                    05-02-88
A1-3                  Plat of Survey                                            05-02-88
A1-4                  Site Grading & Layout Plan - North                        05-02-88
A1-5                  Site Grading & Layout Plan - South                        05-02-88
A2-1                  Park Wall Plan & Elevation - North                        05-02-88
A2-2                  Park Wall Plan & Elevation - South                        05-02-88
A2-3                  Plenum Plan - North                                       05-02-88
A2-4                  Plenum Plan - South                                       05-02-88
A2-5                  Partial Level 1 Floor Plan - North                        05-02-88
A2-6                  Partial Level 1 Floor Plan - South                        05-02-88
A2-7                  Partial Mezzanine Floor Plan - North                      05-02-88
A2-8                  Partial Mezzanine Floor Plan - South                      05-02-88
A2-9                  Partial Ramp Plan                                         05-02-88
A2-10                 Partial Level 3 Floor Plan - North                        05-02-88
A2-11                 Partial Level 3 Floor Plan - South                        05-02-88
A2-12                 Partial Level 4 Floor Plan - North                        05-02-88
A2-13                 Partial Level 4 Floor Plan - South                        05-02-88
A2-14                 Partial Level 5 Floor Plan - North                        05-02-88
A2-15                 Partial Level 5 Floor Plan - South                        05-02-88
A2-16                 Partial Level 6 Floor Plan - North                        05-02-88
A2-17                 Partial Level 6 Floor Plan - South                        05-02-88
A2-18                 Partial Level 8 Floor Plan - North                        05-02-88
A2-19                 Partial Level 8 Floor Plan - South                        05-02-88
A2-20                 Partial Level 9 & 11 Floor Plan - North                   05-02-88
A2-21                 Partial Level 9 & 11 Floor Plan - South                   05-02-88
A2-22                 Partial Level 10 & 12 Floor Plan - North                  05-02-88
A2-23                 Partial Level 10 & 12 Floor Plan - South                  05-02-88
A2-24                 Partial Level 13 Floor Plan - North                       05-02-88
A2-25                 Partial Level 13 Floor Plan - South                       05-02-88
A2-26                 Level 14 & Roof Plan - North                              05-02-88
A2-27                 Level 14 & Roof Plan - South                              05-02-88
A2-28                 Level 15 Floor Plan                                       05-02-88
A2-29                 Level 16 Floor Plan                                       05-02-88
A2-30                 Level 17 -22 Floor Plan                                   05-02-88
A2-31                 Level 23 Floor Plan                                       05-02-88
A2-32                 Level 24 Floor Plan                                       05-02-88
A2-33                 Level 25 Floor Plan                                       05-02-88
A2-34                 Level 26 Floor Plan                                       05-02-88
A2-35                 Level 27 - 35 Floor Plan                                  05-02-88
A2-36                 Level 36 Floor Plan                                       05-02-88
A2-37                 Level 37 and Roof Plan                                    05-02-88
A2-38                 Elevator Machine Room Plan                                05-02-88
A2-39                 Roof Plans                                                05-02-88
A2-40                 Level 1 Core Plans                                        05-02-88
A2-41                 Mezzanine Core Plan                                       05-02-88
A2-42                 Level 3 Core Plan                                         05-02-88
A2-43                 Level 4 Core Plan                                         05-02-88
A2-44                 Level 5 Core Plan                                         05-02-88

A2-45                 Level 6 Core Plan                                          05-02-88
A2-46                 Level 8 Core Plan                                          05-02-88
A2-47                 Level 9 & 11 Core Plan                                     05-02-88
A2-48                 Level 10 & 12 Core Plan                                    05-02-88
A2-49                 Level 13 Core Plan                                         05-02-88
A2-50                 Level 14 Core Plan                                         05-02-88
A2-51                 Level 15 Core Plan                                         05-02-88
A2-52                 Level 16 Core Plan                                         05-02-88
A2-53                 Level 17 - 22 Core Plan                                    05-02-88
A2-54                 Level 23 Core Plan                                         05-02-88
A2-55                 Level 24 Core Plan                                         05-02-88
A2-56                 Level 25 Core Plan                                         05-02-88
A2-57                 Level 26 Core Plan                                         05-02-88
A2-58                 Level 27 - 35 Core Plan                                    05-02-88
A2-59                 Level 36 Core Plan                                         05-02-88
A2-60                 South Core Plan Level 1 thru 7                             05-02-88
A2-61                 South Core Plans Level 8 thru 13                           05-02-88
A3-1                  East Elevation                                             05-02-88
A3-2                  North and South Elevation                                  05-02-88
A3-3                  West Elevation                                             05-02-88
A3-4                  Longitudinal Building Section                              05-02-88
A3-5                  Transverse Building Section                                05-02-88
A3-6                  Partial Longitudinal Building Section - East               05-02-88
A3-8                  Partial Elevations                                         05-02-88
A3-9                  Partial Elevations                                         05-02-88
A3-10                 Partial Elevations                                         05-02-88
A3-11                 Partial Elevations                                         05-02-88
A3-12                 Partial Elevations                                         05-02-88
A3-13                 Partial Elevations                                         05-02-88
A3-14                 Partial Elevations                                         05-02-88
A3-15                 Partial Elevations                                         05-02-88
A3-16                 Partial Elevations                                         05-02-88
A3-17                 Partial Elevations                                         05-02-88
A3-18                 Partial Elevations                                         05-02-88
A3-19                 Partial Elevations                                         05-02-88
A3-20                 Partial Elevations                                         05-02-88
A3-22                 Partial Section at Base                                    05-02-88
A3-23                 Partial Section at Base                                    05-02-88
A3-24                 Partial Section at Base                                    05-02-88
A3-25                 Partial Section at Base                                    05-02-88
A3-26                 Partial Section at Base                                    05-02-88
A3-27                 Partial Section at Base                                    05-02-88
A3-28                 Partial Section at Base                                    05-02-88
A3-29                 Partial Section at Base                                    05-02-88
A3-30                 Partial Section at Base                                    05-02-88
A3-31                 Partial Section at Base                                    05-02-88
A3-32                 Partial Section at Base                                    05-02-88
A3-33                 Partial Section at Top Level 14                            05-02-88
A3-34                 Partial Section at Top Level 14                            05-02-88
A3-35                 Partial Section at Top                                     05-02-88
A3-36                 Partial Section at Top                                     05-02-88
A3-37                 Partial Section at Top                                     05-02-88
A3-38                 Partial Core Section at Level 23 - 27                      05-02-88
A3-39                 Partial Section Mechanical Floor                           05-02-88
A4-1                  Exterior Wall Partial Plans                                05-02-88
A4-2                  Exterior Wall Partial Plans                                05-02-88
A4-3                  Exterior Wall Partial Plans                                05-02-88
A4-4                  Exterior Wall Partial Plans                                05-02-88
A4-5                  Exterior Wall Sections                                     05-02-88
A4-6                  Exterior Wall Sections                                     05-02-88
A4-7                  Wall Section at Upper Building                             05-02-88
A4-9                  Typical Curtain Wall Details                               05-02-88
A4-10                 Typical Curtain Wall Details                               05-02-88
A4-11                 Typical Storefront Details                                 05-02-88


A4-12                 Typical Storefront Details                                 05-02-88
A4-13                 Typical Storefront Details                                 05-02-88
A4-14                 Typical Storefront Details                                 05-02-88
A4-17                 Platform Edge Details                                      05-02-88
A4-18                 Misc. Ext. Details                                         05-02-88
A4-19                 Truck Dock, Ramp and Garage Details                        05-02-88
A4-20                 Truck Dock, Ramp and Garage Details                        05-02-88
A4-21                 Plaza Details                                              05-02-88
A4-22                 Plaza Details                                              05-02-88
A4-23                 Roof Details                                               05-02-88
A4-24                 Partial Plans at Clock Tower                               05-02-88
A4-25                 Cooling Tower Enclosure Details                            05-02-88
A5-1                  Stair No. 1 Section and Stair Details                      05-02-88
A5-2                  Stair No. 2 Section                                        05-02-88
A5-3                  Stair No. 3/Elev. No. Section                              05-02-88
A5-4                  Misc. Stair Sections & Details                             05-02-88
A5-5                  Elevator Section                                           05-02-88
A5-6                  Elevator Section                                           05-02-88
A5-7                  Elevator Section                                           05-02-88
A5-8                  Elevator Section                                           05-02-88
A5-9                  Elevator Entrances Details                                 05-02-88
A5-10                 Plenum Sections                                            05-02-88
A5-11                 Plenum Sections                                            05-02-88
A5-13                 Escalator Plan, Section & Details                          05-02-88
A5-24                 Typical Floor Core Wall Elevations                         05-02-88
A5-26                 Toilet Elevation & Tiling Details                          05-02-88
A6-1                  Partition Types                                            05-02-88
A6-2                  Partition Details                                          05-02-88
A6-3                  Partition Details                                          05-02-88
A6-4                  Partition Details                                          05-02-88
A6-5                  Door Schedule and Details                                  05-02-88
A6-6                  Parking Layout and Signage Schedule                        05-02-88
A7-1                  Track Level Refl. Ceiling Plan                             05-02-88
A7-2                  Track Level Refl. Ceiling Plan                             05-02-88
A7-8                  Refl. Ceiling Plan, Toilet Rooms 8 - 36                    05-02-88
A7-10                 Plenum Ceiling Details                                     05-02-88
S2-1                  Caisson Plan - North                                       05-02-88
S2-2                  Caisson Plan - South                                       05-02-88
S2-3                  Level 1 Framing Plan - North                               05-02-88
S2-4                  Level 1 Framing Plan - South                               05-02-88
S2-5                  Mezzanine Level Framing Plan - North                       05-02-88
S2-6                  Mezzanine Level Framing Plan - South                       05-02-88
S2-7                  Level 3 Framing Plan - North                               05-02-88
S2-8                  Level 3 Framing Plan - South                               05-02-88
S2-9                  Levels 4 - 5 Framing Plan - North                          05-02-88
S2-10                 Levels 4 - 5 Framing Plan - South                          05-02-88
S2-11                 Level 6 Framing Plan - North                               05-02-88
S2-12                 Level 6 Framing Plan - South                               05-02-88
S2-13                 Level 8 Framing Plan - North                               05-02-88
S2-14                 Level 8 Framing Plan - South                               05-02-88
S2-15                 Level 9 Framing Plan - North                               05-02-88
S2-16                 Level 9 Framing Plan - South                               05-02-88
S2-17                 Level 10 - 12 Framing Plan - North                         05-02-88
S2-18                 Level 10 - 12 Framing Plan - South                         05-02-88
S2-19                 Level 13 Framing Plan - North                              05-02-88
S2-20                 Level 13 Framing Plan - South                              05-02-88
S2-21                 Level 14 Framing Plan - North                              05-02-88
S2-22                 Level 14 Framing Plan - South                              05-02-88
S2-22A                Level 14 Roof Truss Framing Plan - South                   05-02-88
S2-23                 Level 15 - 23 Framing Plan                                 05-02-88
S2-24                 Level 24 Framing Plan                                      05-02-88
S2-25                 Level 25 Framing Plan                                      05-02-88
S2-26                 Level 26 Framing Plan                                      05-02-88
S2-27                 Level 27 - 34 Framing Plan                                 05-02-88


S2-28                 Level 35 Framing Plan                                      05-02-88
S2-29                 Level 36 Framing Plan                                      05-02-88
S2-30                 Level 37 Framing Plan                                      05-02-88
S2-31                 Level 38 Framing Plan                                      05-02-88
S2-32                 Clock Tower Framing Plans & Details                        05-02-88
S3-1                  Sections & Details                                         05-02-88
S3-2                  Sections & Details                                         05-02-88
S3-3                  Sections & Details                                         05-02-88
S3-4                  Sections & Details                                         05-02-88
S3-5                  Sections & Details                                         05-02-88
S3-6                  Lowrise Truss Details                                      05-02-88
S3-7                  Lowrise Truss Details                                      05-02-88
S3-8                  Lowrise Truss Details                                      05-02-88
S3-9                  Transfer Truss Details                                     05-02-88
S3-10                 Transfer Trusts Details                                    05-02-88
S3-11                 Moment Connection Details                                  05-02-88
S3-12                 Sections and Details                                       05-02-88
S3-13                 Transfer Girder Bracing Details                            05-02-88
S3-14                 Section and Details                                        05-02-88
S3-15                 Elevations and Details                                     05-02-88
S3-16                 Transfer Girder Details                                    05-02-88
S3-17                 Sections & Details                                         05-02-88
S4-1                  Beam Schedule and Details                                  05-02-88
S4-2                  Column Schedule and Details                                05-02-88

M1.0                  Mechanical Symbols and Drawing List                        05-02-88
M1.1                  Mechanical Equipment Schedule                              05-02-88
M1.3                  Mechanical Air Riser Diagram                               05-02-88
M1.4                  Mechanical Water Flow Diagram                              05-02-88
M1.5                  Sections                                                   05-02-88
M2.PL.1               Platform Plan - North                                      05-02-88
M2.PL.2               Platform Plan - South                                      05-02-88
M2.1.1                Partial Level 1 Floor Plan - North                         05-02-88
M2.1.2                Partial Level 1 Floor Plan - South                         05-02-88
M2.2.1                Partial Mezzanine Floor Plan - North                       05-02-88
M2.2.2                Partial Mezzanine Floor Plan - South                       05-02-88
M2.3.1                Partial Level 3rd Floor Plan - North                       05-02-88
M2.3.2                Partial Level 3rd Floor Plan - South                       05-02-88
M2.4.5.6.1            Partial Level 4, 5, & 6 Floor Plan - North                 05-02-88
M2.4.5.6.2            Partial Level 4, 5, & 6 Floor Plan - South                 05-02-88
M2.8.1                Partial Level 8th Fl. Plan - North                         05-02-88
M2.9 & 11.1           Partial Level 9th & 11th Fl. Plan - North                  05-02-88
M2.10 & 12.1          Partial Level 10th & 12th Fl. Plan - North                 05-02-88
M2.8-12.2             Partial Level 8th Thru 12th Fl. Plan - South               05-02-88
M2.13.1               Partial Level 13th Floor - North                           05-02-88
M2.13.2               Partial Level 13th Floor - South                           05-02-88
M2.14                 Partial Level 14th Floor Plan                              05-02-88
M2.15                 15th Floor Plan                                            05-02-88
M2.16                 16th Floor Plan                                            05-02-88
M2.17-22              17th Thru 22nd Floor Plan                                  05-02-88
M2.23                 23rd Floor Plan                                            05-02-88
M2.24                 24th Floor Plan                                            05-02-88
M2.25                 25th Floor Plan                                            05-02-88
M2.26                 26th Floor Plan                                            05-02-88
M2.27-35              27th Thru 35th Floor Plan                                  05-02-88
M2.36                 36th Floor Plan                                            05-02-88
M2.37                 Penthouse Floor Plan                                       05-02-88
M3.1                  Mechanical Details                                         05-02-88

PFP1.1                Riser Diagrams Plumbing                                    05-02-88
PFP1.2                Riser Diagrams                                             05-02-88
PFP1.3                Riser Diagrams                                             05-02-88
PFP1.4                Riser Diagrams                                             05-02-88
PFP1.5                Riser Diagrams                                             05-02-88


PFP1.6                Riser Diagrams                                             05-02-88
PFP1.7                Riser Diagrams                                             05-02-88
PFP2.PL.1             Plenum Plan North                                          05-02-88
PFP2.PL.2             Plenum Plan South                                          05-02-88
PFP2.1.1              Partial Level 1 Floor Plan N                               05-02-88
PFP2.1.2              Partial Level 1 Floor Plan S                               05-02-88
PFP2.1.3              Partial Level 1 Floor Plan N                               05-02-88
PFP2.1.4              Partial Level 1 Floor Plan S                               05-02-88
PFP2.2.1              Partial Mezzanine Floor Plan N                             05-02-88
PFP2.2.2              Partial Mezzanine Floor Plan S                             05-02-88
PFP2.2.3              Partial Mezzanine Floor Plan                               05-02-88
PFP2.2.4              Partial Mezzanine Floor Plan                               05-02-88
PFP2.3.1              Partial Level 3 Floor Plan N                               05-02-88
PFP2.3.2              Partial Level 3 Floor Plan S                               05-02-88
PFP2.4.1              Partial Level 4 Floor Plan N                               05-02-88
PFP2.4.2              Partial Level 4 Floor Plan S                               05-02-88
PFP2.5.1              Partial Level 5 Floor Plan N                               05-02-88
PFP2.5.2              Partial Level 5 Floor Plan S                               05-02-88
PFP2.6.1              Partial Level 6 Floor Plan N                               05-02-88
PFP2.6.2              Partial Level 6 Floor Plan N                               05-02-88
PFP2.8-12.1           Partial Level 8 Floor Plan N                               05-02-88
                      Typical For Levels 8 thru 12                               05-02-88
PFP2.8-12.2           Partial Level 8 Floor Plan S                               05-02-88
                      Typical For Levels 8 thru 12                               05-02-88
PFP2.13.1             Partial Level 13 Floor Plan N                              05-02-88
PFP2.13.2             Partial Level 13 Floor Plan S                              05-02-88
PFP2.14.1             Partial Level 14 Floor Plan N                              05-02-88
PFP2.14.2             Partial Level 14 Floor Plan S                              05-02-88
PFP2.15               Level 15 Floor Plan                                        05-02-88
PFP2.16               Level 16 Floor Plan                                        05-02-88
PFP2.17-22            Level 17 Thru 22 Floor Plan                                05-02-88
PFP2.23               Level 23 Floor Plan                                        05-02-88
PFP2.24               Level 24 Floor Plan                                        05-02-88
PFP2.25               Level 25 Floor Plan                                        05-02-88
PFP2.26               Level 26 Floor Plan                                        05-02-88
PFP2.27-35            Level 27-35 Floor Plan                                     05-02-88
PFP2.36               Level 36 Floor Plan                                        05-02-88
PFP2.37               Level 37 Floor Plan                                        05-02-88
PFP2.38               Roof Plans                                                 05-02-88
PFP3.1                Symbols & Details                                          05-02-88

E1.0                  Electrical Symbols and Drawing List                        05-02-88
E1.1                  Electrical Riser Diagram                                   05-02-88
E1.2                  Switchboard Diagrams                                       05-02-88
E1.3                  Panel Schedules                                            05-02-88
E1.4                  Equipment Schedules                                        05-02-88
E1.5                  Telephone & Fire Alarm Riser Diagram                       05-02-88
E1.6                  Lighting Fixture Schedule                                  05-02-88
E1.7                  Misc. Details                                              05-02-88
E2.PL.1               Plenum Plan North                                          05-02-88
E2.PL.2               Plenum Plan South                                          05-02-88
E2.1.1                1st Floor Plan North                                       05-02-88
E2.1.2                1st Floor Plan South                                       05-02-88
E2.2.1                2nd Floor Plan North                                       05-02-88
E2.2.2                2nd Floor Plan South                                       05-02-88
E2.2.3                Partial Ramp Plan                                          05-02-88
E2.3.1                3rd Floor Plan North                                       05-02-88
E2.3.2                3rd Floor Plan South                                       05-02-88
E2.4-6.1              4th Thru 6th Floor Plan North                              05-02-88
E2.4-6.2              4th Thru 6th Floor Plan South                              05-02-88
E2.8-13.1             8th Thru 13th Floor Plan North                             05-02-88
E2.8-13.2             8th Thru 13th Floor Plan South                             05-02-88
E2.14-1               14th Thru 23rd Floor Plans North                           05-02-88
E2.14-2               14th Thru 23rd Floor Plans South                           05-02-88

E2.15                 15th Floor Plan                                            05-02-88
E2.16                 16th Floor Plan                                            05-02-88
E2.17-22              17th Thru 22nd Floor Plan                                  05-02-88
E2.23                 23rd Floor Plan                                            05-02-88
E2.24                 24th Floor Plan                                            05-02-88
E2.25                 25th Floor Plan                                            05-02-88
E2.26                 26th Floor Plan                                            05-02-88
E2.27-35              27th Thru 35th Floor Plans                                 05-02-88
E2.36                 36th Floor Plan                                            05-02-88
E2.37                 Penthouse Floor Plan                                       05-02-88
E2.38                 Roof Plan                                                  05-02-88

SPECIFICATION
NUMBER                        DESCRIPTION                            DATE
------                        -----------                            ----

                      DIVISION 1 - GENERAL REQUIREMENTS
                      ---------------------------------
01010                 Summary of Work                              03-18-88
01020                 Allowances                                   03-18-88
01030                 Field Engineering                            03-18-88
01070                 Cutting and Patching                         03-18-88
01200                 Project Meetings                             03-18-88
01310                 Construction Schedules                       03-18-88
01340                 Shop Drawings, Product Data and Samples      03-18-88
01380                 Photographs                                  03-18-88
01410                 Testing Laboratory Services                  03-18-88
01500                 Temporary Facilities and Controls            03-18-88
01510                 Temporary Utilities                          03-18-88
01640                 Substitutions and Product Options            03-18-88
01700                 Contract Closeout                            03-18-88
01710                 Cleaning                                     03-18-88
01720                 Record Documents                             03-18-88
01730                 Operating and Maintenance Data               03-18-88
01740                 Warranties and Bonds                         03-18-88

                            DIVISION 2 - SITEWORK
                            ---------------------

02070                 Selective Demolition                         03-18-88
02110                 Site Clearing                                03-18-88

                            DIVISION 3 - CONCRETE
                            ---------------------

03310                 Concrete Work                                03-18-88
03450                 Architectural Precast Concrete               03-18-88

                            DIVISION 4 - MASONRY
                            --------------------

04200                 Unit Masonry                                 03-18-88

                            DIVISION 5 - METALS
                            -------------------

05120                 Structural Steel                             03-18-88
05300                 Metal Decking                                03-18-88
05500                 Metal Fabrications                           03-18-88
05700                 Ornamental Metalwork                         03-18-88

                            DIVISION 6 - WOOD AND PLASTICS
                            ------------------------------

06100                 Rough Carpentry                              03-18-88
06400                 Architectural Woodwork                       03-18-88

                DIVISION 7 - THERMAL AND MOISTURE PROTECTION
                -------------------------------------------
07120                     Fluid Applied Waterproofing                  03-18-88
07200                     Insulation                                   03-18-88
07250                     Sprayed-on Fireproofing                      03-18-88
07410                     Preformed Metal Siding                       03-18-88
07530                     Flexible Sheet Roofing System                03-18-88
07570                     Traffic Topping                              03-18-88
07600                     Flashing and Sheet Metal                     03-18-88
07800                     Roof Accessories                             03-18-88
07900                     Joint Sealers                                03-18-88

                DIVISION 8 - DOORS AND WINDOWS AND GLASS
                ----------------------------------------

08114                     Custom Hollow Metal Work                     03-18-88
08210                     Wood Doors                                   03-18-88
08305                     Access Doors                                 03-18-88
08330                     Overhead Coiling Doors                       03-18-88
08410                     Aluminum Entrances and Storefronts           03-18-88
08470                     Revolving Doors                              03-18-88
08700                     Builders Hardware                            03-18-88
08720                     Door Operators                               03-18-88
08800                     Glass and Glazing                            03-18-88
08900                     Curtain Wall                                 03-18-88

                DIVISION 9 - FINISHES
                ---------------------

09200                     Lath and Plaster                             03-18-88
09250                     Gypsum Drywall                               03-18-88
09270                     Drywall Shaft Systems                        03-18-88
09300                     Tile                                         03-18-88
09510                     Acoustical Ceilings                          03-18-88
09600                     Interior Stonework                           03-18-88
09650                     Resilient Flooring                           03-18-88
09760                     Fluid Applied Waterproofing Flooring         03-18-88
09900                     Painting                                     03-18-88

                DIVISION 10 - SPECIALTIES
                -------------------------

10160                     Toilet Partitions                            03-18-88
10200                     Louvers and Vents                            03-18-88
10410                     Directories and Lobby Specialties            03-18-88
10440                     Specialty Signs                              03-18-88
10550                     Postal Specialties                           03-18-88
10750                     Telephone Enclosure                          03-18-88
10800                     Toilet and Bath Accessories                  03-18-88
10830                     Mirror Units                                 03-18-88

                DIVISION 11 - EQUIPMENT
                -----------------------

11070                     Tower Clocks                                 03-18-88
11160                     Loading Dock Equipment                       03-18-88

                DIVISION 12 - FURNISHINGS
                -------------------------

12670                     Entrance Mats                                03-18-88

                DIVISION 14 - CONVEYING SYSTEMS
                -------------------------------

14200                     Elevators and Escalators                     03-18-88
                          Vertical Transportation Maintenance
                          Agreement                                    03-18-88


                           DIVISION 15 - MECHANICAL
                           ------------------------
15010            Basic Mechanical Requirements                03-18-88
15020            Shop Drawings, Product Data & Samples        03-18-88
15060            Pipe & Fittings                              03-18-88
15100            Valves                                       03-18-88
15120            Piping Specialties                           03-18-88
15140            Supports and Hangers                         03-18-88
15160            Miscellaneous Equipment and Work             03-18-88
15170            Motors                                       03-18-88
15190            Mechanical Identification                    03-18-88
15240            Mechanical Sound and Vibration Control       03-18-88
15250            Mechanical Insulation                        03-18-88
15300            Fire Protection                              03-18-88
15360            Carbon Dioxide Extinguishing System          03-18-88
15365            Halogen Agent Extinguishing System           03-18-88
15370            Dry Chemical Extinguishing Systems           03-18-88
15410            Plumbing Piping                              03-18-88
15420            Plumbing - Outside Utilities                 03-18-88
15430            Plumbing Specialties                         03-18-88
15440            Plumbing Fixtures                            03-18-88
15450            Plumbing Equipment                           03-18-88
15480            Special Systems                              03-18-88
15490            Medical Gas Systems                          03-18-88
15510            Hydronic Piping                              03-18-88
15520            Steam and Steam Condensate Piping            03-18-88
15540            HVAC Pumps                                   03-18-88
15550            Heat Generation                              03-18-88
15670            Refrigeration - Condensing Units             03-18-88
15680            Refrigeration Water Chillers                 03-18-88
15710            Cooling Towers                               03-18-88
15750            Heat Transfer                                03-18-88
15780            Packaged Air Conditioners                    03-18-88
15850            Air Handling                                 03-18-88
15885            Air Filters                                  03-18-88
15890            Ductwork                                     03-18-88
15910            Ductwork Accessories                         03-18-88
15930            Air Terminals                                03-18-88
15950            Temperature Controls                         03-18-88
15990            Testing, Balancing, and Adjusting            03-18-88

                           DIVISION 16 - ELECTRICAL
                           ------------------------

16010            General Provisions                           03-18-88
16100            Basic Materials and Methods                  03-18-88
16400            Service and Distribution                     03-18-88
16450            Grounding                                    03-18-88
16500            Lighting                                     03-18-88
16610            Lighting                                     03-18-88
16620            Special Systems - Emergency Power
                 Supply Sys.                                  03-18-88
16700            Communication Systems
16723            High Rise Fire Alarm and Life
                 Safety System                                03-18-88
16729            Access Control/Monitor System                03-18-88
16740            Telephone System                             03-18-88
16760            Intercom System                              03-18-88
16780            Closed Circuit Television System             03-18-88
16850            Electric Heating                             03-18-88

The above specifications prepared by Perkins & Will Architects, Chicago,
Illinois.

                          EXHIBIT D TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                   WORK LETTER
                                   -----------

        1. Definitions. Terms which are defined in the Lease shall have the same meanings when used in this Work Letter. In addition, the following terms shall have the following meanings:

               (a) "ADDITIONAL PLANS" means all plans and specifications (other than System Plans) necessary to construct and complete any item of Extra Work that is not shown on the Tenant Improvement Plans.

               (b) "EXTRA WORK" means all work pursuant to this Work Letter that is other than and in addition to Landlord's Work and all work that results from a change in the Tenant Improvement Plans.

               (c) "LANDLORD'S CONTRACTOR" means the contractor(s) hired by Landlord to perform the work to be performed by Landlord under this Work Letter.

               (d) "LANDLORD'S ESTIMATE" means, with respect to any Extra Work, a written proposal which shall set forth the cost of Extra Work to be performed.

               (e) "LANDLORD'S WORK" means the work to be performed by Landlord in the Premises in accordance with the Tenant Improvement Plans.

               (f) "NON-STANDARD ITEMS" means items not described in the Plans and Specifications listed on Schedule 1 attached hereto or not designated by Landlord as being standard in the Building on the building standard specification delivered to Tenant.

               (g) "SPACE PLANS" means plans, drawings, and specifications showing the intended design, character, and finishes of the Premises, including partition and door locations and security systems.

               (h) "SYSTEM PLANS" means working drawings and specifications consistent with the Working Plans for the mechanical, sprinkler, heating, air conditioning, electrical, life/safety, telephone conduit and pullboxes and plumbing systems in the Premises.

               (i) "TENANT DELAY" shall have the meaning specified in Paragraph 4 below.

               (j) "TENANT IMPROVEMENT PLANS" means the System Plans and the Working Plans.

               (k) "WORKING PLANS" means the final working plans and specifications (other than the System Plans) for the work to be performed in the Premises so as to make the Premises ready for occupancy by Tenant, which Working Plans shall be based upon and consistent with the Space Plans approved by Landlord, and shall contain sufficient detail and shall be otherwise suitable in all respects for submission to the Building Department of the City of Chicago to obtain a building permit.

        2.     Preparation and Approval of Tenant Improvement Plans.

               (a) Tenant has previously submitted to Landlord and Landlord has approved the Space Plans identified on Schedule 1. Landlord has on the date hereof provided Tenant with a written notice as to any materials indicated on the Space Plans which Landlord reasonably believes should be ordered prior to the date for delivery of the Working Plans ("SPECIAL MATERIALS") and Landlord's anticipated order date for any such Special Materials. Between the date hereof and sixty (60) days prior to the date on which Tenant is required to deliver the Working Plans to Landlord as provided in Paragraph 2(b) below for such portion of the Premises, Tenant may from time to time revise the Space Plans for such portions of the Premises in a fashion consistent with the scope, nature and quality of the Space Plans and shall deliver such revised Space Plans to Landlord. Within thirty (30) days after Landlord has received such revised Space Plans, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, and in the event of disapproval Landlord shall specify the reasons for such disapproval, which disapproval shall be based only upon Landlord's reasonable judgment that such revised Space Plans are inconsistent with the scope, nature and quality of the Space Plans or involve in the aggregate components, equipment or improvements which are not substantially comparable to those specified in the original Space Plans. Failure of Landlord to respond within such thirty (30) day period shall be deemed to constitute Landlord's acceptance of such revised Space Plans. Landlord shall also identify any new Special Materials that are first indicated on any revised Space Plans and shall indicate the order date that Landlord anticipates will be required for such new Special Materials and the extent of any reasonably anticipated Tenant Delay which would result from the use of such new Special Materials. Landlord shall also provide Tenant with Landlord's best estimate of the anticipated cost of changing any Special Materials after they have been ordered and proceeding with the revised Space Plans even though Landlord has properly disapproved them as provided for above. Such estimates shall be considered Landlord's "SPACE PLAN SUBMISSIONS." Tenant may within fifteen (15) days after Landlord properly notifies Tenant of disapproval thereof elect to (1) cause such revised Space Plans to be further revised and resubmitted to Landlord for Landlord's review and approval, or (2) notify Landlord to proceed based upon the revised Space Plans as submitted, in which case the revisions that Landlord has disapproved shall after Tenant's acceptance of Landlord's Space Plan Submissions (or to the extent determined by the decision of the arbitrator as hereinafter described) constitute Extra Work. Landlord's Architect and Tenant's Space Planner shall attempt to resolve any disputes that may arise regarding any requested revisions to the Space Plans. If they are unable to resolve such dispute, within ten (10) days of a written request from either party, either party may submit any unresolved questions to arbitration pursuant to Paragraph 33 of the Lease.

        If Tenant elects to change any Special Materials after the anticipated order date and after Landlord has actually placed an order for such Special Materials, Tenant shall bear any cancellation costs suffered by Landlord in connection with any such change of Special Materials, or in the event Landlord is unable to cancel such order after using all reasonable efforts, Tenant shall pay to Landlord the actual cost of such Special Materials, minus the reasonable salvage value of such Special Materials.

               (b) Tenant hereby agrees to cause to be prepared by Tenant's Space Planner and will submit to Landlord for Landlord's review and approval, the Working Plans on or before those dates listed on Schedule 2 for the areas of the Premises listed.

               (c) Within thirty (30) days after Landlord has received the Working Plans, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, and in the event of disapproval Landlord shall specify the reasons for such disapproval, which disapproval shall be based only upon factors relating to the structural integrity of the Building, Building utility or mechanical systems, unavailability of materials not shown in the Space Plans or applicable laws or the fact that the Working Plans are not based upon or consistent with the Space Plans or require Non-Standard Items. Failure of Landlord to respond within such thirty (30) day period shall be deemed to constitute Landlord's acceptance of such Working Plans. If Landlord has properly refused to approve the Working Plans, Tenant may elect to (1) cause the Working Plans to be revised and resubmitted to Landlord for Landlord's review and approval, or (2) notify Landlord to proceed with Working Plans as submitted, in which case the portions of the Working Plans that Landlord has disapproved shall after Tenant's acceptance of Landlord's Extra Work Submissions (as defined in Paragraph 3(c) below) constitute Extra Work.

               (d) Landlord shall cause the System Plans to be prepared and completed in a timely fashion in coordination with the Working Plans.

               (e) Neither review nor approval by Landlord of the Working Plans, or any Additional Plans shall constitute a representation or warranty by Landlord that the portion of the Premises included in such plans are complete or suitable for their intended purpose. Landlord shall exercise reasonable skill and diligence in reviewing such plans and shall promptly notify Tenant of any errors or inconsistencies in such plans that Landlord shall discover.

               (f) Tenant shall be responsible to see that the Working Plans comply with all applicable laws, ordinances, codes and regulations. Notwithstanding the foregoing, Landlord shall be responsible to see that the System Plans comply with all applicable laws, ordinances, codes and regulations. Landlord shall secure at its expense all necessary building occupancy and other permits, licenses, approvals and inspections for Landlord's Work. To the extent reasonably required and as such assistance may relate to the Working Plans and Additional Plans, Tenant's Space Planner shall assist Landlord in securing necessary permits, licenses and approvals.

        3.     Performance of Landlord's Work.

               (a) After approval of the Working Plans, Landlord shall cause Landlord's Contractor to perform Landlord's Work and all Extra Work. All of Landlord's Work shall be performed by Landlord's Contractor at Landlord's sole cost and expense except as otherwise indicated on the Space Plans. All Extra Work that Tenant requests Landlord to perform shall be performed by Landlord's Contractor at Tenant's expense. Tenant shall not be required to pay any profit, supervision, overhead, general conditions or other such fees to Landlord in connection with

Extra Work and Tenant shall be charged for Extra Work at Landlord's bona fide out-of-pocket cost. Tenant shall be entitled to verify the costs of Extra Work from Landlord's records and with the persons performing such Extra Work. All work performed on the Premises by Landlord or Landlord's Contractor shall be done in a first-class workmanlike manner using only specified grades of material in accordance with the Tenant Improvement Plans, Additional Plans, and Extra Work requests and in accordance with the requirements of this Work Letter. Tenant and its consultants and agents including but not limited to Tenant's Space Planner shall have the right to observe the construction and installation of the Landlord's Work and any Extra Work from time to time as Tenant deems appropriate, provided, however, that they shall not interfere with any such Work and shall have only those rights regarding any such work as are specifically provided herein.

               (b) If Tenant requests the performance of Extra Work that is not shown on the Tenant Improvement Plans and that requires the development of Working Plans to enable it to be constructed, Tenant shall cause to be prepared and delivered to Landlord for Landlord's review and approval Additional Plans for such Extra Work. Tenant's notice to Landlord shall specify the period within which Tenant desires Landlord to respond to such Additional Plans, which time period shall be a reasonable time considering the scope of the Extra Work proposed by such Additional Plans. If Landlord shall not object to such time period or the plans submitted within such period, such Additional Plans shall be deemed approved by Landlord. Landlord may not object to the time period if it shall be thirty (30) days or more and shall specify in any objection to the time period what date Landlord asserts is a reasonable date to respond to such plans. In the event of disapproval of any such Additional Plans by Landlord, Landlord shall specify the reasons for such disapproval, which disapproval shall be based only upon factors relating to the structural integrity of the Building, Building utility or mechanical systems, or applicable laws. Tenant shall cause such Additional Plans, if objected to by Landlord, to be revised and resubmitted to Landlord for Landlord's review and approval within fifteen (15) days after Landlord properly notifies Tenant of disapproval thereof, with a notice that such plans are deemed approved unless objected to within ten (10) days of receipt by Landlord. In the event that Landlord fails to notify Tenant of Landlord's approval or disapproval within said ten (10) day period, it shall be deemed that Landlord has approved the Extra Work and that the Extra Work shall not cause any Tenant Delay.

               (c) If Landlord notifies Tenant that Landlord approves the Extra Work and the Additional Plans for Extra Work (if any), or if it is deemed that Landlord approves the Extra Work and the Additional Plans for Extra Work as set forth above, Landlord shall deliver to Tenant within ten (10) days of such approval (i) Landlord's Estimate, and (ii) a statement setting forth whether, in Landlord's reasonable judgment, the performance of the requested Extra Work will cause a Tenant Delay, and Landlord's opinion of the length of the Tenant Delay (the foregoing items being together called "LANDLORD'S EXTRA WORK SUBMISSIONS"). Tenant shall have seven (7) days to give Landlord notice of Tenant's approval or disapproval of Landlord's Extra Work Submissions. In the event Tenant disagrees with Landlord's Extra Work Submissions within the above seven-day period, the parties shall use all reasonable efforts to agree as to what is appropriate as to Landlord's Estimate and as respects any anticipated delay. If agreement cannot be reached within five (5) business days Tenant may (i) abandon such Extra Work, (ii) agree to pro-ceed reserving the right to submit the issue of Tenant Delay to arbitration; or
(iii) proceed as set forth in the following paragraph.

               Notwithstanding the foregoing, Tenant may, within the seven-day period after the receipt of Landlord's Extra Work Submissions, give notice to Landlord that Tenant elects to cause the Additional Plans to be revised so as to reduce the cost of, or the Tenant Delay resulting from, the performance of the Extra Work in question, in which event Tenant shall cause such revisions to be made and Tenant shall cause the revised Additional Plans, if any, to be submitted to Landlord for Landlord's approval in accordance with the provisions of Paragraph 3(b) of this Work Letter.

               (d) Landlord shall be responsible for preparing System Plans for all Extra Work and for securing all permits, licenses, inspections and approvals required in connection with any Extra Work. Tenant shall be responsible to see that the Additional Plans (other than Systems Plans for Extra Work which shall be Landlord's responsibility) comply with all applicable laws, ordinances, codes and requirements. Landlord shall bill Tenant for Extra Work (including work shown on the System Plans prepared for the Extra Work) at Landlord's cost, as performed, not more often than monthly. All costs of Extra Work shall be paid for by Tenant within thirty (30) days after receipt of Landlord's invoice therefor. Tenant shall reimburse Landlord for the out-of-pocket costs of changes to or new System Plans required as a result of Extra Work.

        4. Tenant Delays. The number of days of delay in Substantial Completion of the Premises arising, directly or indirectly, out of or on account of any of the following events shall constitute "TENANT DELAYS":

               (a) Tenant's failure to furnish Working Plans based upon or consistent with the Space Plans on or before the applicable dates set forth in Paragraph 2(a) hereof; or

               (b) Tenant's failure to deliver, or revise and deliver, the Working Plans or any of the Additional Plans required from Tenant after Landlord has properly disapproved Working Plans or Additional Plans within the applicable times specified in Paragraphs 2(b) or 3(b) (as applicable) hereof; or

               (c) Any delay resulting from Tenant's revision of the Tenant Improvement Plans or Additional Plans unless expressly provided to the contrary herein or in any other agreement by Landlord; or

               (d) The approval by Tenant of any estimate of Tenant Delay made by Landlord under Paragraph 2(a) and 3(c) above but only to the extent such Extra Work causes a delay up to the amount of the estimate; or

               (e) Any delay resulting from the performance in a timely fashion consistent with the construction schedule of any work by Tenant or any person, firm, or corporation employed by Tenant, or designated by Tenant pursuant to any right granted to Tenant hereunder; or

               (f) Any delay caused by Tenant's failure to provide in a timely fashion clarification of any errors, inconsistency or omission in the Working Drawings or Additional Plans or informa-tion regarding any errors, inconsistency or omission in the Working Plans or Additional Plans, requested by Landlord in writing and reasonably required for completion of construction; or

               (g) Any delay caused by Tenant's failure to provide in a timely fashion, but in no event less than five (5) business days after written notice from Landlord, substitutions for materials which Landlord and Tenant agree are not available; or

               (h) Any delay caused by Tenant's failure to provide on or before the dates identified in the construction schedule, after the date of delivery of the Working Plans, those items to be supplied by Tenant which must be interfaced with Landlord's Work; or

               (i) Any delay caused by Tenant's failure to provide in a timely fashion but in no event less than five (5) business days after written notice from Landlord, any information directly related to Landlord's Work required by this Lease or to do any other act required by this Lease directly related to Landlord's Work.

Landlord shall promptly provide Tenant with written notice of any matters that it claims could give rise to Tenant Delays and absent such notice within thirty
(30) days after Landlord knows or with the exercise of reasonable care should have known of any right to claim Tenant Delay for any such matter, such claim shall be waived. In each and every case of Tenant Delay or claimed Tenant Delay, Landlord shall be obligated to take reasonable measures to mitigate the extent of delay caused by Tenant Delay or any costs associated with Tenant Delay. If the parties cannot agree as to the extent of delay caused by Extra Work either party may submit the issue of Tenant Delay to arbitration under Paragraph 33 of the Lease.

        5. Substitution. For purposes of this Work Letter, plans shall be considered to be consistent with previously submitted plans if they shall contain substantially comparable amounts or types of work of substantially similar quality and design and with substantially similar components and equipment. Reductions in overall quantities or quality of improvements, components or equipment shall be permitted at the option of Tenant. As changes to Landlord's Work shall be made which involve any such reductions Landlord and Tenant shall agree upon the savings accomplished from such changes. To the extent that Landlord's Work in the Premises as finally constructed shall on an overall basis involve such reductions in costs with respect to any portion of Landlord's Work which are not absorbed by increases in costs resulting from Extra Work, Tenant shall be entitled to receive an increase in the Allowance amount provided for under this Work Letter. Should Tenant and Landlord be unable to agree upon the amount, if any, of such increased Allowance, the issue shall be submitted to arbitration pursuant to Paragraph 33 of the Lease.

        6. Tenant's Access to the Premises. Landlord shall permit Tenant and Tenant's agents and contractors that have been approved by Landlord to enter the respective floors of the Premises prior to Substantial Completion of such floors in order that Tenant may do work other than Landlord's Work as may be required by Tenant to make the Premises ready for Tenant's use and occupancy thereof, provided that Tenant shall fully perform and comply with each of the following covenants, conditions and requirements:

               (a) If Tenant makes such entry prior to the Substantial Completion date for any floor of the Premises, then Tenant's continued right to such access is conditioned upon Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees, working in harmony and not interfering with Landlord and Landlord's agents in doing Landlord's Work in said Premises or work for other tenants and occupants of the Building; and if at any time such entry shall in the reasonable judgment of Landlord cause or threaten to cause interference, Landlord shall have the right to prohibit such access upon twenty-four (24) hours written notice, until the cause of the interference has been corrected.

               (b) Tenant agrees that any such entry into the Premises shall be deemed to be under all of the terms, covenants, conditions, and provisions of the Lease except as to the covenant to pay Base Rent and Additional Rent. Tenant shall require all entities performing work on behalf of Tenant to provide protection for existing improvements to an extent that is reasonably satisfactory to Landlord and from and after such date as Tenant takes possession of the Premises or any portion thereof, Tenant shall allow Landlord access to the Premises or such portion thereof, for inspection purposes. In the event any entity performing work on behalf of Tenant or Tenant causes any damage to the property of others, Tenant shall cause such damage to be repaired at Tenant's expense and if Tenant fails to cause such damage to be repaired promptly upon demand therefor, Landlord may in addition to any other rights or remedies available under this Lease or at law or equity cause such damage to be repaired, in which event Tenant shall promptly upon demand pay to the other party the cost of such repairs.

               (c) All contractors and subcontractors shall use only those service corridors and service entrances reasonably designated by Landlord for ingress and egress of personnel; and the delivery and removal of equipment and material through or across any other common areas shall only be with the written approval of Landlord which shall not be unreasonably withheld or delayed and during hours reasonably determined by Landlord. Landlord shall have the right to order Tenant or any contractor or subcontractor who violates the above requirements to cease work and to remove it, its equipment, and its employees from the Building;

               (d) During the performance of any Tenant's work pursuant to this Paragraph 6, Landlord shall provide trash removal service for an additional fee equal to Landlord's out-of-pocket costs to provide such service. Tenant and Tenant's contractors shall accumulate their trash in containers supplied by Landlord. Tenant shall cause each entity employed by it to perform work on the Premises to abide by the provisions of this Work Letter as to the storage of trash and shall require each such entity to use reasonable efforts to perform its work in a way that dust or dirt is contained entirely within the Premises and not within any other portion of the Building and shall cause Tenant's general contractor to leave any affected part of the Premises broom clean at the conclusion of the work; and

               (e) Tenant agrees that all services and work performed on the Premises by, on behalf of, or for the account of Tenant, other than Landlord's Work and any other work performed by Landlord and Landlord's Contractor, shall be done in accordance with the terms of the Lease including this Work Letter.

        7. Acceptance of Work. Landlord shall give Tenant or shall cause Landlord's Architect to give Tenant ten (10) days prior written notice of the date on which the work to be performed by Landlord hereunder on any full floor portion of the Premises shall realize Substantial Completion, as provided in Paragraph 3.B of the Lease. Tenant shall then have the obligation to conduct an inspection of the Premises with Landlord or Landlord's representatives on the date specified by Landlord or within two (2) business days thereafter and to give Landlord, within seven (7) days from such inspection, a Punch List of all items to be completed and/or corrected. If such inspection is not made by Tenant, or as to any items not on such Punch List the Premises or portion thereof in question shall be deemed accepted by Tenant, subject to latent defects that shall remain as Landlord's obligation. Landlord shall promptly and diligently correct any item on said Punch List within a reasonable period of time after the Substantial Completion of the particular floor of the Premises in question but not later than sixty (60) days after receipt of the Punch List for the particular floor of the Premises in question, subject to Unavoidable Delay. The agreed determination of Landlord and Tenant shall be final, conclusive, and binding on the parties as to whether the Premises is Substantially Completed. If they cannot reach agreement then such issue may be submitted to arbitration by either party hereto, pursuant to Paragraph 33 of the Lease.

        8.     Miscellaneous.

               (a) Landlord hereby appoints Michael McCullough and Tenant hereby appoints R. Price Lindsay as their respective representatives in connection with the matters set forth in this Work Letter and such persons shall have full authority and responsibility to act on behalf of Landlord and Tenant, as the case may be, as required herein. Each party shall inform the other in writing of any change in its representative.

               (b) Except as expressly set forth herein and in the Lease and Collateral Agreement, Landlord has no other agreement with Tenant and has no other obligation to do any other work or pay any amounts with respect to the Premises. Any other work in the Premises that may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of this Work Letter and the Lease.

               (c) Except to the extent Tenant exercises its option to rent Part 4 under the Lease, this Work Letter shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of a renewal or extension of the initial term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

               (d) Except for matters that are being arbitrated pursuant to the Lease, the failure by Tenant to pay any monies due Landlord pursuant to this Work Letter within fifteen (15) business days after written notice of the time period herein stated shall be deemed a default under the terms of the Lease for which Landlord shall be entitled to exercise all remedies available to Landlord for nonpayment of Base Rent, Additional Rent and any other sum required to be paid by Tenant under the Lease. All late payments (and all refund rights of Tenant) shall bear interest pursuant to Paragraph 28.B. of the Lease.

               (e) This Work Letter is expressly made a part of the Lease and is subject to each and every term and condition thereof, including without limitation, the limitations of liability set forth therein.

               (f) Tenant shall be solely responsible to determine at the site all dimensions of the Premises and the Building that affect any work to be performed by Tenant hereunder.

               (g) To the fullest extent permitted by law, Landlord shall defend and indemnify and hold harmless Tenant, Tenant's Space Planner, and their agents and employees from and against all claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from the performance of Landlord's Work, Extra Work, and any other work performed by Landlord under this Work Letter, provided that any such claim, damage, loss or expense (1) is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than any Work itself) including the loss of use resulting therefrom, and (2) is caused by any negligent act or omission of Landlord, Landlord's Contractor, any sub-contractor, anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable. In any and all claims against Tenant, Tenant's Space Planner, or their agents or employees by any employee of Landlord, Landlord's Contractor, any sub-contractor, anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the foregoing indemnification shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for Landlord, Landlord's Contractor or any sub-contractor under workers' or workman's compensation acts, disability benefits or other employee benefit acts.

               (h) To the fullest extent permitted by Law, Tenant shall defend and indemnify and hold harmless Landlord, Landlord's Architect, and their agents and employees from and against all claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from the performance of work by Tenant under Paragraph 6 of the Work Letter, provided that any such claim, damage, loss or expense (1) is attributable to bodily injury, sickness, disease or death, or to injury or to destruction of tangible property (other than any Work itself) including the loss of use resulting therefrom, and (2) is caused by any negligent act or omission of, Tenant, Tenant's contractor, any sub-contractor, anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable. In any and all claims against Landlord, Landlord's Architect, or their agents or employees by any employee of Tenant, Tenant's contractor, any sub-contractor, anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the foregoing indemnification shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant, Tenant's contractor or any sub-contractor under worker's or workman's compensation acts, disability benefits or other employee benefit acts.

               (i) Notwithstanding anything to the contrary provided herein or in the Lease, Landlord, as soon as practicable shall furnish to Tenant and Tenant's Space Planner in writing the names of the persons or entities, including Landlord's Contractor and any subcontractors or suppliers proposed for the millwork for the executive floor, included in Landlord's Work and for each of the principal portions of any Extra Work, including any items of major equipment to be included in Extra Work. Tenant may within ten (10) days after receipt of said writing (1) suggest additional names of persons or entities proposed by Tenant for any principal portion of any Extra Work and for the millwork included in Landlord's Work for the executive floor or (2) reply to Landlord in writing whether or not Tenant or Tenant's Space Planner, after due investigation, have reasonable objection to any such proposed person or entity or supplier or equipment. Failure of Tenant or Tenant's Space Planner to reply within such ten (10) day period shall constitute notice of no reasonable objection. Landlord and Landlord's Contractor shall not contract with any such proposed person or entity for the executive floor millwork, any Extra Work or any equipment to whom Tenant or Tenant's Space Planner have made reasonable objection. If Tenant or Tenant's Space Planner have reasonable objection to any such proposed person, entity, supplier or equipment, Landlord or Landlord's Contractor shall submit a substitute to whom Tenant or Tenant's Space Planner have no reasonable objection. Each such proposed person or entity for the millwork, any Extra Work or any equipment included in Extra Work shall be originally selected by Landlord and Landlord's Contractor on the basis of competitive pricing (unless waived by Tenant in writing after notice from Landlord of a proposed price for such Extra Work), which competitive pricing shall be furnished in writing to Tenant and subject to Tenant's reasonable objection within ten (10) days from Tenant's receipt thereof; provided, however, in the event that Tenant elects to waive competitive pricing as the basis for final selection of the entity or person for the millwork for the executive floor, Tenant shall pay the difference between the higher bid chosen by Tenant and the most competitive bid on which Tenant has not delivered notice of reasonable objection as provided above.

        9. Allowance. At and after the date of the Lease, Landlord shall provide Tenant with an allowance in the amount of Four Million One Hundred Ten Thousand Dollars ($4,110,000) to be used by Tenant as Tenant shall in its discretion determine in connection with its construction, fixturing, equipping and occupancy of the Premises, limited to moving related expenses and fees and expenses of Tenant's Space Planner as set forth in Paragraph 30.A. of the Lease and the purchase and installation of those items described Schedule 3 to this Work Letter (the "ALLOWANCE"). The Allowance shall be in addition to all of the Landlord's Work to be performed by Landlord and all other sums due or obligations of Landlord under the Lease or the Work Letter. At Tenant's sole discretion (i) the Allowance shall be applied against the cost of any Extra Work, upon delivery of invoices, contractor sworn statements and lien waivers or
(ii) the Allowance shall be paid out to Tenant from time to time within forty-five (45) days of Tenant's notice requesting such payment; provided, however, that upon written notice from Landlord to Tenant within ten (10) days of Tenant's notice, Landlord may elect to defer payment of the Allowance to a date not later than the anticipated date on which Landlord would be entitled to payment of the Allowance from the Construction Loan for the Building. The foregoing right to defer the payment of the allowance amount relating to the telephone switch shall be on the condition that Landlord shall be responsible for any price increases in such telephone switch unless prior to the expiration of Tenant's forty-five day notice, Landlord shall deliver to Tenant an unconditional irrevocable letter of credit, in an amount equal to the cancellation charge which Tenant shall be required to pay to the vendor of the telephone switch if the order for such telephone switch is cancelled by Tenant from a bank reasonably acceptable to Tenant, and with an expiration date thirty (30) days after the anticipated deferred payment date. Tenant shall be entitled to designate which items of such equipment and installation shall be paid for with the Allowance in whole or in part. To the extent that the Allowance is utilized along with funds provided by Tenant to purchase equipment or items which are not leasehold improvements the ownership rights to any such items shall be reasonably allocated between Landlord and Tenant based on respective contributions; and the Landlord and Tenant shall to the extent practicable attempt to avoid common ownership and identify such specific items as being owned separately.

        10.    Conditions.

               (a)(i) The Landlord in performing the Landlord's Work or any Extra Work shall be subject to those Conditions set forth in Schedule 4 to this Work Letter (the "Conditions"). Such Conditions shall govern and control Landlord's obligation to Tenant notwithstanding any other existing agreements of Landlord.

               (ii) Notwithstanding any other provisions of the Work Letter or of the Tenant Improvement Plans or Additional Plans to the contrary, Tenant's Space Planner shall review all required submittals provided for with respect to any Landlord's Work or Extra Work for conformance with the Space Plans and design intent of such plans.

               (iii) References in the Tenant Improvement Plans or Additional Plans to General Conditions or Supplementary General Conditions shall be read to refer to those Conditions set forth in Schedule 4.

               (b) With respect to Extra Work Landlord covenants and agrees that no General Contractor profit, supervision, hoisting, overhead or general conditions fees or similar charges shall be incurred in connection with the Extra Work without the prior written consent of Tenant, and any such fees or charges shall not be in excess of such fees being charged by the Contractor in question for any extra work being done by such Contractor for Landlord. With respect to those items listed on Schedule 3 to this Work Letter, to the extent that Tenant contracts for such items directly with the supplier or installer there shall be no General Contractor profits, fees, supervision, overhead or general conditions fees or similar charges. Any trash removal charges pursuant to Paragraph 6(d) or hoisting costs relating to Extra Work or work being done for Tenant by entities as permitted under Paragraph 6 of this Work Letter shall be payable based upon the reasonable direct out-of-pocket costs of the General Contractor. Hoisting charges for materials for work done by Tenant shall be due on the same basis as all other subcontractors in the Building and Tenant shall not be required to pay hoisting charges for personnel.

               (c) Landlord and Tenant shall each, and shall each cause their Contractors and their subcontractors, to cooperate reasonably with the other and any separate contractors, suppliers, consultants, invitees, employees or other persons on the Premises as a part of the construction, equipping, fixturing and occupancy of the Premises.

               (d) The provisions of Paragraph 10 of the Lease regarding Alterations shall not apply to any Landlord's Work or Extra Work performed pursuant to this Work Letter but shall apply to any work done or caused to be done by Tenant or any separate contractor or supplier in connection with the initial construction, fixturing, equipping and occupancy of the Premises to the extent that all such work shall be made free of liens, in a first-class, workmanlike manner in conformity with applicable laws and the Working Plans and Additional Plans, as the case may be.

                                   Schedule 1

                          TO EXHIBIT D TO OFFICE LEASE
                           FOR MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                      SPACE PLANS FOR THE PREMISES PREPARED
            BY MEKUS-JOHNSON INC. DATED (ISSUED FOR PRICING) 7-1-88:
             -------------------------------------------------------

A-0            Title Sheet
A-1.2          25th Floor Space Plan
A-1.3          26th Floor Space Plan
A-1.4          27th Floor Space Plan
A-1.5          28th Floor Space Plan
A-1.6          29th Floor Space Plan
A-1.7          30th Floor Space Plan
A-1.8          31st Floor Space Plan
A-1.9          32nd Floor Space Plan
A-1.10         33rd Floor Space Plan
A-1.11         34th Floor Space Plan
A-1.12         35th Floor Space Plan
A-1.13         36th Floor Space Plan
A-1.14         Partial Level 1 Floor Plan - South Space
               Plan/Power Signal
A-1.15         Partial Mezzanine Floor Plan - South Space Plan
A-1.16         Partial Level 3 Floor Plan - North Space
               Plan/Power Signal
A-2.1          26th Floor Partition Plan
A-2.2          34th Floor Partition Plan
A-2.3          36th Floor Partition Plan
A-3.1          26th Floor Reflected Ceiling Plan
A-3.2          34th Floor Reflected Ceiling Plan
A-3.3          36th Floor Reflected Ceiling Plan
A-4.2          25th Floor Power/Signal Plan
A-4.3          26th Floor Power/Signal Plan
A-4.4          27th Floor Power/Signal Plan
A-4.5          28th Floor Power/Signal Plan
A-4.6          29th Floor Power/Signal Plan
A-4.7          30th Floor Power/Signal Plan
A-4.8          31st Floor Power/Signal Plan
A-4.9          32nd Floor Power/Signal Plan
A-4.10         33rd Floor Power/Signal Plan
A-4.11         34th Floor Power/Signal Plan
A-4.12         35th Floor Power/Signal Plan
A-4.13         36th Floor Power/Signal Plan
A-4.14         Partial Mezzanine Floor Plan - South Power/Signal
               Plan
A-5.1          Elevation
A-5.2          Elevation
A-6.1          Sections and Details
A-7.1          Room Finish Schedule
A-7.2          Door Schedule
Outline Specifications Dated 7-5-88
Outline Specifications Addendum #1 Dated 8-12-88
Outline Specifications Addendum #2 Dated 8-31-88 and Revised 9-1-88

                 PLANS PREPARED BY TOTAL ASSETS PROTECTION, INC.
                       DATED (ISSUED FOR PRICING) 7-1-88:
                 -----------------------------------------------

M.1.           HVAC & Environmental Floor Plan
M.2.           HVAC Details
FP.1.          Fire Protection Floor Plan
FP.2.          Fire Protection Details
Specifications dated 7-1-88

              PLANS FOR THE PREMISES PREPARED BY SAKO & ASSOCIATES
                       DATED (ISSUED FOR PRICING) 7-1-88:
             -----------------------------------------------------

SD1     Supplemental Smoke Detection System Drawing - 25th Floor
SD2     Supplemental Smoke Detection System Drawing - 25th Floor
SD2     Supplemental Smoke Detection System Drawing - 26th Floor
SD3     Supplemental Smoke Detection System Drawing - 27th Floor
SD4     Supplemental Smoke Detection System Drawing - 28th Floor
SD5     Supplemental Smoke Detection System Drawing - 29th Floor
SD6     Supplemental Smoke Detection System Drawing - 30th Floor
SD7     Supplemental Smoke Detection System Drawing - 31st Floor
SD8     Supplemental Smoke Detection System Drawing - 32nd Floor
SD9     Supplemental Smoke Detection System Drawing - 33rd Floor
SD10    Supplemental Smoke Detection System Drawing - 34th Floor
SD11    Supplemental Smoke Detection System Drawing - 35th Floor
SD12    Supplemental Smoke Detection System Drawing - 36th Floor
SS1     Security Device Location Drawings - Level 1 - South
SS2     Security Device Location Drawings - Level 1 - North
SS3     Security Device Location Drawings - Mezzanine Level - North
SS4     Security Device Location Drawings - Level 3 - North
SS5     Security Device Location Drawings - 25th Floor
SS6     Security Device Location Drawings - 26th Floor
SS7     Security Device Location Drawings - 27th Floor
SS8     Security Device Location Drawings - 28th Floor
SS9     Security Device Location Drawings - 29th Floor
SS10    Security Device Location Drawings - 30th Floor
SS11    Security Device Location Drawings - 31st Floor
SS12    Security Device Location Drawings - 32nd Floor
SS13    Security Device Location Drawings - 33rd Floor
SS14    Security Device Location Drawings - 34th Floor
SS15    Security Device Location Drawings - 35th Floor
SS16    Security Device Location Drawings - 36th Floor
Design Criteria Statement (issued for pricing) 7-1-88

                                   Schedule 2
                                   ----------

                          TO EXHIBIT D TO OFFICE LEASE
                           FOR MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE


                                                   Estimated          Estimated
                                                   Construction       Substantial
                             Working Plan          Commencement       Completion
        Floor                Delivery Date         Date               Date
        -----                -------------         -------------      ------------
1.      Telephone            11/1/89               12/1/89            11/30/90

2.      Chemical             11/1/89               12/1/89            11/30/90

3.      Salt                 11/1/89               12/1/89            11/30/90

4.      Corporate            11/1/89               12/1/89            11/30/90

                                   Schedule 3
                                   ----------

                          TO EXHIBIT D TO OFFICE LEASE
                           FOR MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE


Telephone Switch                                   $764,000

Telephone Cable                                    $676,000

Computer Interface Wiring                          $245,000

Audio Visual                                       $225,000

New Partitions/Dividers for stations               $800,000

Refurbishing Partitions, furniture, etc.           $300,000


        Tenant shall have the absolute right to designate the supplier and installer for the above listed items, provided that any such suppliers and installers who contract directly with Tenant comply with the provisions of Paragraph 6 of this Work Letter.

                                   Schedule 4
                                   ----------

                          To Exhibit D to Office Lease
                           For Morton Thiokol Building
                               100 North Riverside

               The following Conditions shall apply to all Landlord's Work and Extra Work to govern the rights and obligations of Landlord (and to the extent applicable, Landlord's Contractor) and Tenant with respect to such Work.

        1.     Definitions and Plans.

               1.1 Definitions. The following terms shall have the following meanings in the Space Plans, Working Plans and Additional
                      Plans:

                      1.1.1 "Tenant's Space Planner" shall mean Mekus-Johnson, Inc, or such other space planner reasonably acceptable to Landlord, engaged by Tenant to design the Premises.

                      1.1.2  "Provide" shall mean "to furnish and install."

                      1.1.3 "Or Approved Equal," or "or equal" shall include the phrase "as determined by Tenant." "As selected," "as directed," or "as approved" shall include the phrase "by Tenant."

                      1.1.4 "Project" shall mean the Work described in the Plans.

                      1.1.5 "Plans" shall mean the Tenant Improvement Plans and any Additional Plans and Specifications and any addenda thereto.

                      1.1.6 "Work" shall mean the completed construction required by the Plans and the Work Letter.

                      1.1.7 "Specifications" shall mean those specifications listed on Schedule 1 to this Work Letter, as revised in accordance with the Work Letter and those included in any Additional Plans or Extra Work request and any addenda thereto.

               1.2 Ownership and Use of Documents. All Plans, Drawings, Specifications and copies thereof furnished by Tenant's Space Planner are and shall remain his property. They are to be used only with respect to this Project and are not to be used on any other project. Submission or distribution to meet official regulatory requirements or for other purposes in connection with the Project is not to be construed as publication in derogation of Tenant's Space Planner's common law copyright or other reserved rights.

        2.     Tenant's Space Planner.

               2.1 Tenant's Space Planner shall at all times have access to the Work wherever it is in preparation and progress. Landlord shall provide access to

                                     DS-4-1
                      any construction office type facilities in common with Landlord's Contractor so Tenant's Space Planner may perform his functions.

               2.2 Landlord will consult with and keep Tenant's Space Planner advised as to the progress of the Work on a regular basis and as requested by Tenant's Space Planner, and Tenant's Space Planner shall have the right to discuss the Work with Landlord's Contractors and any subcontractors; provided, however, that Tenant's Space Planner shall not direct, supervise or control Landlord's Contractors and any subcontractors. Landlord shall confer with Tenant's Space Planner regarding clarifications of and resolution of any ambiguities in the Plans and Tenant's Space Planner shall promptly respond to inquiries and requests regarding the same.

               2.3 In case of a conflict between the Drawings included in Tenant Improvement Plans or Additional Plans and the Specifications, the Specifications shall control.

               2.4 Tenant's Space Planner shall not have the authority to take actions regarding the Work on behalf of Tenant.

        3.     Review of Contract Documents.

               3.1 Landlord shall cause Landlord's Contractor to carefully study and compare the Plans and shall at once report to Tenant's Space Planner any error, inconsistency or omission it may discover. Landlord shall not be liable to Tenant or Tenant's Space Planner for any damage resulting from any such errors, inconsistencies or omissions in the Plans. Unless Tenant has not responded in an appropriate time period, Landlord's performance of any portion of the Work at any time without Plans or, where appropriate, approved Shop Drawings, Product Data or Samples for such portion of the Work, shall be at Landlord's sole risk.

        4.     Warranty.

               4.1 Landlord warrants to Tenant and Tenant's Space Planner that all materials and equipment furnished under this Work Letter will be new unless otherwise specified, and that all Work will be of good quality, free from faults and defects and in conformance with the Plans. Landlord shall assign to Tenant all warranties and guarantees with respect to the Work and shall cooperate with Tenant in enforcing such obligations. All Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. If required by Tenant's Space Planner, Landlord shall furnish evidence as to the kind and quality of materials and equipment. It is not the responsibility of Landlord to make certain that the Plans or the Work are in accordance with applicable laws, statutes, building codes and regulations; provided, however, that it is the responsibility of Landlord to make certain

                                     DS-4-2
                      that the Work is in conformance with the Plans. If either Landlord or Landlord's Contractor observes that any of the Plans are at variance therewith in any respect, they shall promptly notify Tenant's Space Planner in writing. If Landlord performs any Work knowing it to be contrary to such laws, ordinances, rules and regulations, and without such notice to Tenant's Space Planner, it shall assume full responsibility therefor and shall bear all costs attributable thereto.

               4.2 Landlord shall employ Landlord's representative as provided in Paragraph 8(a) of the Work Letter and any necessary assistants who shall be available to Tenant and Tenant's Space Planner during the progress of the Work. Landlord's representative shall represent Landlord and all communications given to Landlord's representative shall be as binding as if given to Landlord. Important communications shall be confirmed in writing. Other communications shall be so confirmed on written request in each case.

        5.     Documents and Samples at the Site.

               5.1 Landlord shall maintain at the site for Tenant and Tenant's Space Planner one record copy of all Plans, Drawings, Specifications, addenda, change orders and other modifications, in good order and marked currently to record all changes made during construction, and approved Shop Drawings, Product Data and Samples. These shall be available to Tenant's Space Planner and upon completion of the project, all record drawings shall be delivered to Tenant and upon Tenant's request transferred to mylar at Tenant's expense.

        6.     Shop Drawings, Product Data and Samples.

               6.1 "Shop Drawings" are drawings, diagrams, schedules and other data specially prepared for the Work by Landlord, Landlord's Contractor or any subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

               6.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by Landlord or Landlord's Contractor to illustrate a material, product or system for some portion of the Work.

               6.3 Samples are physical examples that illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

               6.4 Landlord shall cause Landlord's Contractor to review, approve for compliance with the Tenant Improvement Plans and submit to Tenant's Space Planner, with reasonable promptness and in such sequence as to cause no delay in the Work or in the work of any separate contractor, all Shop Drawings, Product Data and Samples required by the Plans or Work Letter.

                                     DS-4-3

               6.5 Landlord and Landlord's Contractor shall not be relieved of responsibility for any deviation from the requirements of the Plans by Tenant's Space Planner's review of Shop Drawings, Product Data or Samples unless Landlord has specifically informed Tenant's Space Planner in writing of such deviation at the time of submission and Tenant's Space Planner has given written approval to the specific deviation. Failure of Tenant or Tenant's Space Planner to object to Landlord's notice of deviation within five (5) business days from receipt of such notice shall be deemed to constitute Tenant's approval thereof. Landlord shall not be relieved from responsibility for errors or omissions in the Shop Drawings, Product Data or Samples by Tenant's Space Planner's review thereof.

               6.6 Landlord or Landlord's Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data or Samples, to revisions other than those requested by Tenant's Space Planner on previous submittals.

               6.7 Unless Tenant has not responded in an appropriate time period, Landlord's performance of any portion of the Work requiring submission of a Shop Drawing, Product Data or Sample shall be at Landlord's sole risk. All such portions of the Work shall be in accordance with approved submittals.

               6.8 The Shop Drawings referred to in Subparagraph 6.1 shall be mylar with positive side down and with matte finish up and shall be provided by and paid for by Landlord.

               6.9    The Shop Drawings and records referred to in Subparagraph
                      6.1 shall all be maintained at the Premises in a secured location separate from and in addition to the drawings and records of the Landlord's Contractor and shall be for the exclusive use of Landlord, Tenant and Tenant's Space Planner.

               6.10 All costs involved for preparation and maintaining the Shop Drawings and records referred to in Subparagraph 6.1 shall be the expense of Landlord.

               6.11 Except for deviations from the Plans which have been approved by Tenant or Tenant's Space Planner. any corrections or comments made on the Shop Drawings during this review do not relieve Landlord from compliance with requirements of the Plans and Specifications. Tenant's Space Planner's check is only for review of general conformance with the design concept of the Project and general compliance with the information given in the Plans. Landlord is responsible for: confirming and correlating all quantities and dimensions for Shop Drawings, selecting fabrication processes and techniques of construction, coordinating the Work with that of all other trades, and performing the Work in a safe and satisfactory manner in conformance with the Plans and Specifications.

                                     DS-4-4

        7.     Progress Schedule.

               7.1 At the earliest possible date after the date hereof, Landlord shall present a "Progress & Operations Schedule" setting up sequence of operations and timetable for each principal item of Work and for each area in the Premises wherein Work is shown or required. This schedule will be reviewed in conference by Landlord, Tenant's Space Planner, Landlord's Contractor and principal subcontractors, to determine best procedures to permit expeditious prosecution of the Project. The Progress and Operations Schedule as accepted by all concerned, shall be furnished as a guide to all parties engaged on the Project and shall be binding on them in their respective Work. Landlord may, upon ten (10) business days prior written notice to Tenant and Tenant's Space Planner, revise the Progress and Operations Schedule, provided that Tenant may object to any such revision within said ten (10) business day period if such revision shall adversely affect Tenant. Failure of Tenant to object within such ten business day period shall be deemed to constitute Tenant's acceptance of such revision.

        8.     Cleaning Up.

               8.1 To the extent required to permit Tenants' access to the Premises pursuant to Paragraph 6 of the Work Letter, Landlord at all times shall keep the Premises free from accumulation of waste materials or rubbish caused by his operations. At the completion of the Work, it shall remove all waste materials and rubbish from and about the Project as well as all tools, construction equipment, machinery and surplus materials. Upon ten (10) business days prior written notice from Tenant, if Landlord fails to clean up at the completion of the Work, Tenant may do so and the cost thereof shall be charged to Landlord.

               8.2 Rubbish containers shall be furnished to subcontractors for a reasonable and non-discriminatory charge and removed from the Project site by Landlord's Contractor.

               8.3 Just prior to the occupancy date for each portion of the Premises, Landlord shall:

                      a.     Vacuum all carpeted areas.

                      b.     Dust surfaces other than floors with clean rags.

                      c. Employ services of professional window washers to thoroughly clean, wash and polish all glass. Cleaning materials and methods shall be as recommended by manufacturer in order to avoid scratching or scoring the special surfaces.

                      d. Remove marks, stains, fingerprints, other soil and dirt from painted, decorated and/or stained work.

                                     DS-4-5

                      e. Clean and polish hardware for all trades. This shall include removal of stains, dust, dirt, paint and the like.

                      f. Remove spots, soil, paint from tile work and wash same.

                      g. Clean fixtures and equipment and remove stains, paint, dirt and dust.

                      h. Remove temporary floor protection for finished floor and clean and polish such floors.

                      i. Clean interior metal surfaces, including doors and windows, required to have polished finishes, of oil stains, dust, dirt, paint and the like. Polish and leave without fingermarks or other blemishes.

                      j. Where resilient flooring is supplied, clean, wax and polish all resilient floor surfaces in accordance with specifications delivered to Landlord by Tenant's Space Planner.

               8.4 Landlord's Contractor and each subcontractor shall remove and dispose of all tools, equipment, surplus materials and rubbish pertaining to his work.

        9.     Royalties and Patents.

               9.1 Landlord shall pay all royalties and license fees in connection with the construction process. He shall defend all suits or claims for infringement of any patent rights and shall save Tenant harmless from loss on account thereof, except that Tenant shall be responsible for all such loss when a particular design, process or the product or a particular manufacturer or manufacturers is specified, but if Landlord has reason to believe that the design, process or product specified is an infringement of a patent, he shall be responsible for such loss unless he promptly gives such information to Tenant's Space Planner.

        10.    Tests.

               10.1 If the Plans, laws, ordinances, rules, regulations or orders of any public authority having jurisdiction require any portion of the Work to be inspected, tested or approved, Landlord shall give Tenant's Space Planner timely notice of its readiness so Tenant's Space Planner may observe such inspection, testing or approval. Landlord shall bear all costs of such inspections, tests or approvals conducted by public authorities. Unless otherwise provided, Landlord shall bear all costs of other inspections, tests or approvals.

               10.2 If Tenant's Space Planner determines that any Work requires special inspection, testing or approval which subparagraph 10.1 does not include, he will instruct Landlord to order such special inspection, testing or approval, and Landlord shall give notice as provided in subparagraph 10.1 If such

                                     DS-4-6
                      special inspection or testing reveals a failure of the Work to comply with the requirements of the Plans, Landlord shall bear all costs thereof, including compensation for Tenant's Space Planner's additional services made necessary by such failure; otherwise Tenant shall bear such costs, and an appropriate Change Order shall be issued.

               10.3 Required certificates of inspection, testing or approval shall be secured by Landlord and promptly delivered by him to Tenant's Space Planner.

               10.4 If Tenant's Space Planner is to observe the inspections, tests or approvals required by the Plans, he will do so promptly and, where practicable, at the source of supply.

        11.    Correction of Work.

               11.1 Landlord shall promptly correct all Work failing to conform to the Plans whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. Landlord shall bear all costs of correcting such defective Work, including compensation for Tenant's Space Planner's additional services made necessary thereby.

               11.2 If, within one year after the Date of Substantial Completion of the Work or designated portion thereof or within one year after acceptance by Tenant of designated equipment or within such longer period of time as may be prescribed by law to the extent agreed to by Landlord's Contractor or by the terms of any applicable special warranty required by the Plans, any of the Work is found to be defective or not in accordance with the Plans, Landlord shall correct it promptly after receipt of a written notice from Tenant to do so, unless Tenant has previously accepted such condition pursuant to the Punch List (as provided in Paragraph 7 of the Work Letter) or unless such condition is a latent defect which could not reasonably have been discovered by due care at the time of the inspection of the Premises pursuant to Paragraph 7 of the Work Letter. Tenant shall give such notice promptly after discovery of the condition.

               11.3 Landlord shall remove from the site all portions of the Work which are defective or nonconforming and which have not been corrected, unless removal is waived by Tenant.

               11.4 If Landlord fails to correct defective or nonconforming Work that is Landlord's responsibility, Tenant may correct it at Landlord's cost.

               11.5 Landlord shall bear the cost of making good all work of Tenant or separate contractors destroyed or damaged by such correction or removal.

               11.6 Landlord's guarantee set forth in this Paragraph 11 will commence upon the respective occupancy dates for each floor of the Premises.

                                     DS-4-7

               11.7 Correction of defective or nonconforming Work shall include all damage done to the Project, building contents, or to work of others as a result of corrective action.

               11.8 Corrective Work shall be covered by an additional 360 day guarantee, dated from final acceptance of such corrective Work.

               11.9 All Guarantees, whether they be for structural, mechanical components or electrical components, shall commence from the respective possession date of each floor of the Premises, not from the date of shipment or installation of an item.

        12.    Operating and Maintenance Instructions.

               12.1 Landlord's Contractor, all mechanical subcontractors and all electrical subcontractors (including security subcontractors) shall submit to Tenant's Space Planner for approval, two complete sets of an Operation and Maintenance Manual for each mechanical, plumbing, life/safety, electrical and security system.

               12.2 Each Operation and Maintenance Manual shall cover all equipment, devices or apparatus forming a part of the particular system and shall be properly identified to show interrelation with their systems. Each manual shall consist of manufacturer's data and other literature, operation and maintenance instructions, wiring diagrams characteristics, shop drawings, parts lists, lubrication instructions, and other pertinent information so as to enable Tenant's personnel to properly operate and maintain the system. Each manual shall be bound between covers, indexed, and each system component identified by the names, numbers and other identifying symbols as set forth in the Plans. In the case of manufacturer's catalogs and other literature that contains information on a number of products, the model number, rating, performance characteristic and other data pertaining to the products incorporated into the Work shall be clearly identified in ink. There shall be supplemental specific written instructions clearly defining the operation of each system and piece of equipment.

               12.3 Landlord or Landlord's Contractor shall have qualified personnel instruct Tenant's operating personnel and acquaint them with the operating characteristics, procedures and maintenance of all equipment and systems installed on the Project at the time Tenant assumes operation of various equipment and services. The time of instruction shall be arranged with Tenant's Representative.

        13.    Mutual Responsibility.

               13.1 Landlord shall afford Tenant and separate contractors the same opportunity for the introduction and storage of their materials and equipment and the execution of their work as given to Landlord's

                                     DS-4-8

                      Contractor and subcontractor, and shall connect and coordinate its Work with theirs as required by the Plans.

               13.2 If any part of Landlord's Work depends for proper execution or results upon the work of Tenant or any separate contractor, Landlord shall upon discovery promptly report to Tenant's Space Planner any apparent discrepancies or defects in such other work that render it unsuitable for such proper execution and results. Failure of Landlord so to report shall constitute an acceptance of Tenant's or separate contractors' work as fit and proper to receive Landlord's Work, except as to defects which may subsequently become apparent in such work by others.

               13.3 Any costs caused by defective or ill-timed work shall be borne by the party responsible therefor.

               13.4 Should Landlord or Tenant wrongfully cause damage to the work or property of the other party, or to other work on the site, the party causing such damage shall promptly remedy such damage.

               13.5 Should Landlord or Tenant wrongfully cause damage to the work or property of any separate contractor, the party causing such damage shall upon due notice promptly attempt to settle with such other contractor by agreement, or otherwise to resolve the dispute. If such separate contractor sues or initiates an arbitration proceeding against the other party on account of any such damage the other party shall notify the party causing such damage who shall at the other party's request defend such proceedings at the expense of the party causing such damage, and if any judgment or award against the other party arises therefrom, the party causing such damage shall pay or satisfy it and shall reimburse the other party for all attorneys' fees and court or arbitration costs that the other party has incurred.

        14.    Arbitration.

               14.1 Any claim, dispute or other matter in question between Landlord or Landlord's Contractor and Tenant shall be subject to arbitration upon the written demand of either party pursuant to Paragraph 33 of the Lease.

               14.2 Unless otherwise agreed in writing, Landlord and Landlord's Contractor shall carry on the Work and maintain its progress during any arbitration proceedings, and Tenant shall continue to make payments to Landlord in accordance with the Work Letter.

        15.    Minor Changes in the Work and Site Conditions.

               15.1 Tenant's Space Planner will have authority to order minor changes in the Work and not inconsistent with the intent of the Plans. Such changes shall be effected by written order, and shall be binding on Landlord and Tenant. Tenant

                                     DS-4-9
                      shall have no right to contest or otherwise appeal the decision or authority of Tenant's Space Planner to determine that such change is a minor change. Landlord shall carry out such written orders promptly.

               15.2 Failure to examine the Premises and determine existing conditions or nature of new construction, or nature and extent of work to be performed by other trades, will not be considered a basis for granting of additional compensation.



                                     DS-4-10

                            EXHIBIT E TO OFFICE LEASE
                           FOR MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                 HVAC Standards

        Heating, ventilation and air conditioning is designed to be capable of maintaining within tolerances in first class office buildings an inside space condition of 78 degrees F dry bulb when outside conditions are 95 degrees F dry bulb and 75 degrees F wet bulb, and 72 degrees F inside when outside temperatures are -2 degrees F., and 65 degrees F inside when outside temperatures are -10 degrees F. The above conditions will be available in the Building and will be available to be delivered to the Premises provided that in any room or area the occupancy does not exceed one (1) person for each 100 square feet and total electrical load including lighting and power does not exceed five (5) watts per square foot.

                            EXHIBIT F TO OFFICE LEASE
                           FOR MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                               JANITORIAL SERVICES
                               -------------------

NIGHTLY (between the hours of 5:00 P.M. and 6:00 A.M., Monday through Friday, Holidays (as defined in the Lease) excepted).

Dust and wipe elevator doors, walls, metal work, saddles in elevator cab, furniture, file cabinets, book cases, fixtures, window sills, and trim, etc. (not to disturb papers on desks), and dust and rub down mail chutes, mail depository, etc. All dusting and sweeping shall be done with an approved chemically treated cloth.

Empty and clean all waste receptacles, ashtrays and sand urns.

Wash, clean and disinfect all water fountains and water coolers.

Remove all rubbish and trash to a designated area.

Sweep all vinyl, asphalt, rubber and similar type floorings and remove all gum and similar substances.

Wash floors for spills, smears and foot tracks using clear water or, as necessary, a very light detergent solution.

Vacuum all rugs and carpeted areas, moving only light furniture, as necessary.

Sweep all private and public stairways and vacuum if carpeted.

Sweep or dust mop all uncarpeted areas, including stairwell landings and heads using treated mops and damp mop as necessary to remove any stains and spills. Remove gum, tar, etc. adhering to flooring.

Damp mop floors and entrance foyers, public corridors, and other heavily trafficked areas, including, without limitation, cloak rack areas.

Clean all glass furniture tops.

Wet sponge wipe table tops in employee lounge, including cleaning of any spills, if applicable.

Keep locker, storage and slop sink rooms in a clean and orderly condition.

Wood, metal (including all chrome, aluminum, and brass), glass, light switches, door frames, door push handles, or plastic laminated surfaces to be wiped clean of dust, dirt, and smudges nightly and polished as needed; to include counters and railings.

Maintain front elevator lobbies, cabs and vacuum elevator door tracks.

Elevator, stairway, office and utility doors on all floors to be checked for general cleanliness, removing finger marks.

Dust library areas and library shelves; provided, however, that books are not to be unshelved or moved.

Clean sinks, countertops, cabinet fronts, fronts and sides of vending machines, coffee makers and other equipment in coffee stations, executive kitchen and lunchrooms.

During nightly tour, extinguish lights, lock doors, and report any malfunctions.

LAVATORIES - (NIGHTLY) (INCLUDES PRIVATE WASHROOMS)

        a. All cleaning will be performed with approved germicidal detergents at disinfectant strengths.

        b. All toilets and urinals will be cleaned on all surfaces nightly; acid bowel cleaner to be used in the interior. Wash both sides of all toilet seats.

        c.     Wash all basins, shelves, dispensers and other washroom fixtures.

        d. Wash and polish all mirrors, powder shelves, bright work, etc., cleaning flushometers, piping and toilet seat hinges.

        e. Damp wipe and spot clean all partitions, tile walls, dispensers and receptacles. Remove all graffiti.

        f.     Empty and clean wastepaper and sanitary disposal receptacles.

        g. All lavatory floors to be swept and mopped with a germicidal detergent solution nightly.

        h. All lavatory floors will be machine scrubbed as needed, but not less than quarterly.

        i.     Washroom supplies will be replenished nightly.

        j. Washroom supplies in common area washrooms to be furnished by Landlord.

        k.     Dust and wipe clean all lockers.

WEEKLY

Damp mop all uncarpeted areas and/or spray buff for heavy scuffs.

Spot clean carpet.

Remove all finger marks and smudges from doors, partitions, woodwork, window ledges and window mullions.

Wash all directory board, display, entry door and side light glass, as necessary.

Damp wipe tops of desks and file cabinets.

Dust and wipe clean all interior metal work, chair rails, louvers, pictures and charts within arms reach.

Clean glass entrance doors and side lights.

Buff wood flooring using buffing pad.

MONTHLY

Clean all elevator carpeting.

Clean all clerestory glass.

Clean inside of refrigerators and dispose of any contents thereof.

Vacuum upholstered furniture.

All tile floor areas to be stripped, scrubbed, waxed (using buffable and non-slip type floor finish) and buffed in accordance with manufacturer's specifications, as needed, but not less than quarterly.

        a. Machine scrub flooring using appropriate stripping type detergent solution and stripping pad to completely clean flooring, removing all old floor finish and other foreign matter.

        b.     Completely rinse flooring and allow to dry.

        c. Apply two (2) coats of non-staining, non-slip, high solid, buffable floor finish (three (3) coats in high traffic areas, e.g., center portion of corridors, entryways, etc.).

LAVATORIES - PERIODIC CLEANING

Thoroughly wash all partitions, tile walls and enamel surfaces once a month, using proper disinfectant.

Dust all lighting fixtures (exterior only) once a month, wash as necessary.

Do all high dusting in lavatories once a month.

QUARTERLY

HIGH DUSTING - OFFICE AREAS

        a. Dust in place all pictures, frames, charts, graphs, and similar wall hangings.

        b. Dust clean all vertical surfaces, such as walls, partitions, doors, books and other surfaces not reached in nightly cleaning.

        c. Dust all lighting fixtures (exterior only). Clean air grills. Dust all baseboards.

        d.     Dust venetian blinds and window frames.

ANNUALLY

Light fixtures within the Premises shall be cleaned inside, including bulbs, once per year.

AS REQUIRED

Remove snow and ice from sidewalks serving the Building.

Wash windows inside and out at least once per season (not less than four (4) times per year).

Dust vinyl base.

MISCELLANEOUS

All cleaning operations shall be scheduled so that a minimum of lights are left on at all times. Upon completion of cleaning, all lights are to be turned off. All entrance doors are to be kept locked during cleaning and any malfunctions of door locking mechanisms are to be reported immediately.

Access to the Premises by janitorial personnel shall be subject to security procedures established from time to time by Tenant.

At Tenant's election, Tenant's trash and waste paper from all or any portion of the Premises shall be left on each floor of the Premises or moved to a central location on the floor each night to a mutually agreeable location so that consistent with Tenant's security requirements such materials may be shredded or otherwise handled so as to protect any confidential information. Tenant shall be entitled to use its own employees to handle and deal with its participation in any such trash removal procedures.

CAFETERIA -- DINING AREA: Landlord may cause the following cleaning specification to be included in any operating agreement or lease of the Cafeteria, provided that Landlord shall remain obligated to maintain the Cafeteria under this Lease:

        a. Conduct all periodic cleaning specified in janitorial services, as applicable.

        b. Clean undersides of tables and chairs, including without limitation, legs and pedestals once per month.

        c.     Clean tops of tables and seats nightly.

        d.     Spray-buff tile flooring one (1) time per week.

        e.     Spot clean carpeting nightly.

                           EXHIBIT G-1 TO OFFICE LEASE
                           FOR MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------

                               ____________, 19___



------------------------
------------------------
------------------------
------------------------

        Re: Lease dated as of August 31, 1988 ("Lease") Between Chicago Title and Trust Company as Trustee u/t/a dated April 16, 1985, known as Trust No. 1086781 ("Landlord"), and Morton Thiokol, Inc. ("Tenant"), for a portion of the property located at 100 North Riverside, Chicago, Illinois ("Building"), which space is described in the Lease ("Premises")

Gentlemen:

               The undersigned, Tenant, hereby confirms:

               1. Tenant accepted possession of the entire Premises demised by the Lease, on _____________, 19__.

               2. The improvements and space required to be furnished by Landlord with respect to the Premises and the Building of which the Premises is a part have been completed in all respects required by the Lease.

               3. Landlord has fulfilled all its obligations under the Lease through the date hereof and while the Lease by its terms provides for certain offset rights and abatements, Tenant as of the date hereof has no defense, charge, lien or claim for offsets or credits (other than abatements provided in the Lease) against rentals or for any other monetary claim against the Landlord under the Lease.

               4. No rentals have been prepaid more than one (1) month in advance of its due date. Except as set forth in the Lease, Tenant has made no agreements with Landlord, its agents or employees with respect to the Lease concerning free rent, partial rent, rebate of rent payments, credit, offset, deduction in rent or any other type of rental concession, including, without limitation, lease support payments or lease buyouts.

               5. The Term of the Lease commenced as of ____________, 19__ and terminates on ___________, ____. Rental and other charges at the rate(s) provided by the Lease are payable in accordance with its terms. Rent and all other charges payable under the Lease have been paid through _____________. There is no security deposit.

                                      G-1/1

               6. Tenant has no notice of a prior assignment, hypothecation, or pledge of rents or the Lease, except as follows:
_______________________________________.

               7. Tenant has no option to extend or renew the terms of the Lease for any period of time except as expressly provided in the Lease.

               8. The Lease contains, and Tenant has, no option to purchase or right of first offer or refusal with respect to the purchase of the Premises or the Building or any portion thereof, other than options to lease as set forth in the Lease.

               9. The Lease (i) has not been modified, altered, or amended, except as follows: ___________; (ii) is in full force and effect; and (iii) constitutes the entire agreement between Tenant and Landlord with respect to the Premises, except as follows: ___________. Other than the Lease, there are no other agreements, formal or informal, in writing or oral, between Landlord and Tenant that purport to settle or reserve rights with respect to any dispute under the Lease or otherwise with respect to the Premises;

               10. To the best of Tenant's knowledge neither party to the Lease is in default in the performance of any covenant, agreement, or conditions contained in the Lease;

               11. Tenant is not the subject of any bankruptcy, insolvency or similar proceeding in any Federal, state or other court or jurisdiction;

               12. Tenant is in occupancy of the Premises and Tenant has (i) caused to be completed all construction and other work to be completed by Tenant in the Premises; (ii) paid all sums payable in connection with such work by Tenant; and (iii) has delivered to Landlord waivers of lien and claims thereof for all such work executed by all contractors, subcontractors, and material providers relating to such work. Tenant has not sublet the Premises to any sublessee and has not assigned or encumbered any of its rights under the Lease. No one except Tenant occupies the Premises.

               Tenant understands that terms which are defined in the Lease have the same meanings when used in this letter.

               [Reference to party(s) who will rely on letter or to transaction in which letter will be relied upon.]

                                      MORTON THIOKOL, INC., a Delaware
                                         corporation

                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

(The foregoing form of Estoppel Certificate is subject to revisions and changes to accurately reflect the facts existent when it is issued.)


                                      G-1/2

                           EXHIBIT G-2 TO OFFICE LEASE
                           FOR MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                          LANDLORD ESTOPPEL CERTIFICATE
                          -----------------------------

                               ____________, 19__

------------------------
------------------------
------------------------
------------------------

        Re: Lease dated as of August 31, 1988 ("Lease") Between Chicago Title and Trust Company as Trustee u/t/a dated April 16, 1985, known as Trust No. 1086781 ("Landlord"), and Morton Thiokol, Inc. ("Tenant"), for a portion of the property located at 100 North Riverside, Chicago, Illinois ("Building"), which space is described in the Lease ("Premises")

Gentlemen:

               The undersigned, Landlord, hereby confirms:

               1. Landlord has delivered possession of the entire Premises demised by the Lease, and the Tenant is in occupancy thereof.

               2. The improvements and space required to be furnished by Landlord with respect to the Premises and the Building of which the Premises is a part have been completed in all respects required by the Lease.

               3. Tenant has fulfilled all its obligations under the Lease through the date hereof and Landlord has no defense, lien or claim for past due rentals or for any other monetary claim against Tenant under the Lease.

               4. The Term of the Lease commenced as of ______________ and the Expiration Date of the Lease is ______________, _____. Rental and other charges at the rate(s) provided by the Lease are payable in accordance with its terms. Rent and all other charges payable under the Lease have been paid through _____________. There is no security deposit.

               5. Landlord has no notice of a prior assignment, sublease, hypothecation, or pledge of the Lease, except as follows:
_________________________________.

               6. The Lease (i) has not been modified, altered, or amended except as follows:________________; (ii) is in full force and effect; and (iii) constitutes the entire agreement between Landlord and Tenant with respect to the Premises.

               7. To Landlord's knowledge neither party to the Lease is in default in the performance of any covenant, agreement, or conditions contained in the Lease;

                                      G-2/1

               8. Landlord is not the subject of any bankruptcy, insolvency or similar proceeding in any Federal, state or other court or jurisdiction;

               Landlord understands that terms which are defined in the Lease have the same meanings when used in this letter.

               [Reference to party(s) who will rely on letter or to transaction in which letter will be relied upon.]

                                        Very truly yours,

                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


(The foregoing form of Estoppel Certificate is subject to revisions and changes to accurately reflect the facts existent when it is issued.)


                                      G-2/2

                            EXHIBIT H TO OFFICE LEASE
                           FOR MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                           dated as of August 31, 1988
                                 by and between

                             SWISS BANK CORPORATION,
                                 NEW YORK BRANCH

                                       and

                              MORTON THIOKOL, INC.



This document prepared by:
Record and return to:                        Street Address of Property:

WHITE & CASE                                 All of vacated West Water
1155 Avenue of the Americas                  Street south of Randolph
New York, New York 10036                     Street and north of Washington
Attn: Thomas P. Higgins, Esq.                Street, Chicago, Illinois
                                             Tax Parcel I.D. No. _____________

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT
                         ------------------------------

        THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, made as of the 31st day of August, 1988 (this "Agreement") by and between SWISS BANK CORPORATION, NEW YORK BRANCH, a branch of a banking corporation organized under the laws of Switzerland, having an address at 4 World Trade Center, Box 395, Church Street Station, New York, New York 10008 (Attention: William W. Evans, III, Vice President) ("Holder") and MORTON THIOKOL, INC., a Delaware corporation ("Tenant").

                                   WITNESSETH:

        WHEREAS, pursuant to the terms of a Building Loan Agreement, dated as of April 29, 1988 (the "Building Loan Agreement"), Holder has agreed to make a loan (the "Loan") in the principal amount of up to $141,000,000 to Chicago Title and Trust Company, not personally but solely as Trustee under Trust Agreement dated April 16, 1985 and known as Trust No. 1086781 ("Landlord"); and

        WHEREAS, Landlord is the owner of a thirty-six (36) story office building located or to be located at 100 North Riverside, Chicago, Illinois and all rights and easements appurtenant thereto (the "Property"); and

        WHEREAS, Tenant has entered into a certain lease, dated as of August 31, 1988 initially covering approximately 264,000 square feet of Rentable Area (as defined in the Lease), as more fully described in Exhibit A hereto (the "Initial Space"); the Initial

Space, together with all other space within the Property which Tenant may lease from time to time pursuant to the Lease, is referred to herein as the "Demised Premises" (as such Lease and all exhibits incorporated therein may hereafter be amended, modified or supplemented from time to time, the "Lease"); and

        WHEREAS, the Loan will be secured, inter alia, by a first mortgage, assignment of rents and leases and security agreement encumbering the Property (said mortgage, as it may be amended, increased, renewed, modified, consolidated, replaced, combined, substituted, severed, split, spread or extended, being herein referred to as the "Mortgage") and a first assignment of the rents due under the Lease, in each case in favor of Holder.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Tenant covenants and certifies that:

               (a) The Lease, "Collateral Agreement" (as defined in the Lease) and Memorandum of the Lease ("Memorandum") (i) collectively, constitute the entire agreement between Tenant and Landlord with respect to the Demised Premises, (ii) have not been modified, changed, altered or amended in any respect and (iii) are the only agreements between Tenant and Landlord affecting the Demised Premises. Other than as set forth or provided in the Lease, Collateral Agreement and Memorandum, there are no agreements, formal or informal, in writing or oral, between Tenant and Landlord, which purport to settle or reserve rights with respect to any dispute under the Lease or otherwise with respect to the Demised Premises.

               (b) Except as set forth in the Lease and Collateral Agreement, Tenant is not entitled to, and has made no agreement(s) with Landlord or its agents or employees concerning free rent, partial rent, rebate of rent payments, credit or offset or deduction in rent or any other type of rental concession, including without limitation, lease support payments or lease buy-outs.

               (c) The Lease contains, and Tenant has, no options or rights of first refusal to purchase the Property, the Demised Premises or any part thereof, other than options to lease as set forth in the Lease.

               (d) Tenant has not sublet the Demised Premises to any sublessee and has not assigned or encumbered any of its rights under the Lease. After the "Commencement Date" (as defined in the Lease), no one except Tenant and its affiliates will occupy the Demised Premises, except in accordance with the Lease.

               (e) To the best of Tenants' knowledge, any work and improvements in the Demised Premises required by the terms of the Lease to be made or done by Landlord as of the date hereof have not yet been commenced.

               (f) (i) To the best of Tenant's knowledge, no defaults of any kind exist under the Lease, nor to the best of Tenant's knowledge has there occurred any event or state of facts which by the giving of notice or the lapse of time, or both, would constitute a default under the Lease, (ii) except for the free rent period set forth in the Lease, no rent payable under the Lease has been paid more than one (1) month in advance of its due date, (iii) to the best of Tenant's knowledge, and except as set forth in the Lease, Tenant has no present defense, charge, lien, claim, offset against rents or other charges due or to become due under the Lease or on account of any prepayment of rent or otherwise.

               (g) On the date of the Lease, there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy, reorganization, arrangement, moratorium or other debtor relief laws of the United States or any state thereof.

        2. Tenant covenants and agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal, interest and other sums secured thereby, subject to and so long as the non-disturbance covenants herein are binding and effective on Holder. Tenant, upon request, shall execute and deliver any certificate or other reasonable instrument whether or not in recordable form which Holder reasonably may request to confirm said subordination; provided that such certificate or instrument shall be in form and substance reasonably acceptable to Tenant.

        3. As long as Tenant is not in default beyond the applicable grace and cure period in the performance of its obligations under the Lease, Holder shall not name Tenant as a party defendant to any action for foreclosure or other enforcement of the Mortgage (unless required by law), nor shall the Lease be terminated by Holder or any Successor (as hereinafter defined) in connection with, or by reason of, foreclosure or other proceedings for the enforcement of the Mortgage, or by reason of a transfer of the Landlord's interest under the Lease pursuant to the taking of a deed or assignment in lieu of foreclosure (or similar device), nor shall Tenant's use or possession of the Demised Premises be interfered with by Holder; and Tenant shall be entitled to remain in possession of the Demised Premises pursuant to the terms of the Lease and shall retain all rights, options and privileges granted to it under the Lease. Furthermore, Holder acknowledges and agrees that the rights to the insurance required to be carried pursuant to Paragraph 12.B. of the Lease shall be solely and exclusively governed by the Lease. The person acquiring, or succeeding to, the interests of the Landlord as a result of any such action or proceeding and such person's successors and assigns (any of the foregoing being hereinafter referred to as the "Successor"), shall assume and be bound by all of the obligations of Landlord under the Lease, including without limitation, any obligations of a continuing nature, which by way of example and not by limitation, include general maintenance, upkeep of the Property and tenant improvements, if any, required by the Lease that have not been performed by the prior Landlord as of the date such Successor acquired or succeeded to the interests of the prior Landlord, provided such Successor shall not be:

               (a) Subject to any credits, offsets, defenses or claims which Tenant might have against any prior Landlord, except for set-off rights granted to Tenant in and to the full extent permitted by the Lease and any rent paid not more than one (1) month in advance of its due date; or

               (b) Bound by any prepayment of more than one (1) month's rent, except for the free rent periods granted to Tenant in the Lease; or

               (c) Liable for any act or omission of any prior Landlord, except for set-off rights granted to Tenant in and to the full extent permitted by the Lease; or

               (d) Bound by any amendment or modification of the Lease made without the consent of a Holder or Successor, except to the extent such amendment or modification is specifically provided for in the Lease, or implements a right specifically provided for in the Lease, or may be made pursuant to the Building Loan Agreement without the Holder's consent; or

               (e) Required to account for any security deposit other than any security deposit (if any) actually delivered to the Successor; or

               (f) Liable for any payment to Tenant of any sums, or the granting to Tenant of any credit, in the nature of a contribution towards the costs of preparing, furnishing or moving into the Demised Premises or any portion thereof, except as expressly required pursuant to the Lease.

        4. If the interest of Landlord under the Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage or the obligations which it secures or pursuant to a taking of a deed or assignment in lieu of foreclosure (or similar device), Tenant shall be bound to the Successor and, except as provided in Paragraphs 3 and 7 of this Agreement, the Successor shall be bound to Tenant under all of the terms, covenants and conditions of the Lease for the unexpired balance of the term thereof remaining (and any extensions, if exercised), with the same force and effect as if the Successor were Landlord. Tenant does hereby (i) agree to attorn to the Successor, including Holder if it be the Successor, as Landlord, and (ii) agree to make payments of all sums due under the Lease to the Successor, said attornment and agreement to be effective and self-operative without the execution of any further instruments, upon the Successor succeeding to the interest of Landlord under the Lease.

        5. Tenant shall not change the terms, covenants, conditions and agreements of the Lease without the express written consent of Holder in each instance, except to the extent such change is specifically provided for in the Lease, or implements a right specifically provided for in the Lease, or may be made pursuant to the Building Loan Agreement without the Holder's consent. Any breach of this covenant shall not constitute a default under the Lease or give rise to any right on the part of Holder to assert that the non-disturbance provisions of Paragraph 5 hereof are not or will not remain in effect.

        6. Tenant will provide Holder with a copy of any notice of default served upon Landlord under the Lease, which notice shall be delivered in accordance with the provisions of Paragraph 12 hereof. No notice of termination of the Lease by Tenant pursuant to Paragraph 25.D. thereof shall be effective unless Holder has failed to cure the default within thirty (30) days after the lapse of such time as under the Lease was provided to Landlord to remedy the default, if any. Nothing herein contained, nor the undertaking by Holder to cure any default of Landlord under the Lease nor the actual curing of a Landlord default by Holder, shall in any way limit any rights to which Tenant is entitled under the Collateral Agreement. Notwithstanding the foregoing, Holder recognizes that under the terms of the Lease, Tenant is entitled to free rent for a sixteen
(16) month period beginning on the Commencement Date (as defined in the Lease) of the Lease.

        7. In the event that a Successor shall succeed to the interests of Landlord under the Lease, the Successor shall have no obligation, nor incur any liability, beyond its then interest, if any, in the Property and Tenant shall look exclusively to such interest of the Successor, if any, in the Property for the payment and discharge of any obligations imposed upon the Successor hereunder or under the Lease and the Successor is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that with respect to any judgment which may be obtained or secured by Tenant against the Successor, Tenant shall look solely to the estate or interest owned by the Successor in the Property and Tenant will not collect or attempt to collect any such judgment out of any other assets of the Successor.

        8. In the event that Holder notifies Tenant of an Event of Default under the Mortgage and demands that Tenant pay rent and all other sums due under the Lease to Holder, Tenant agrees that (waiving any proof of the occurrence of such event of default other than receipt of Holder's notice) it shall, subject to its set-off rights and other rights under the Lease, pay rent and all other sums due under the Lease directly to Holder, provided that Holder covenants and agrees to indemnify and hold harmless Tenant from any costs, expenses, claims, demands, causes of action, damages, or liabilities suffered by Tenant arising from the demand from Holder that Tenant pay rents or other sums due under the Lease to Holder.

        9. This Agreement may not be modified except by an agreement in writing signed by the parties or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns.

        10. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Mortgage except as specifically set forth herein.

        11. Tenant agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement with respect to the Mortgage.

        12. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement shall be made in accordance with Paragraph 29 of the Lease, to the party under this Agreement to whom the notice, demand or request is being made, which in the case of Holder shall be at the address noted above. Any party hereto may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

        13. This Agreement shall be governed by the laws of the State of Illinois. If any of the terms of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of any such terms to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

                                                  SWISS BANK CORPORATION,
                                               NEW YORK BRANCH

                                               By:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                               Attest:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------


                                                      MORTON THIOKOL, INC.
                                               By:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                               Attest:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                     Acknowledgement and Consent of Landlord
                     ---------------------------------------

        Landlord acknowledges and consents to the terms and conditions of the foregoing Subordination, Non-Disturbance and Attornment Agreement and agrees that Tenant, upon receipt from Holder of notice that Landlord has defaulted under the Mortgage and has failed to cure the default within any applicable grace period set forth in the Mortgage, shall, subject to Tenant's rights under the Lease, pay to Holder directly all rent and other sums due and to become due under the Lease regardless of whether such notice is consented to by Landlord; and Landlord hereby waives any right to demand from Tenant payment to Landlord of such rent and other sums after Holder has sent any such notice to Tenant.

        This document is executed by Chicago Title and Trust Company, not personally but as Trustee as aforesaid in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated April 16, 1985, known as Trust No. 1086781 at Chicago, Illinois, to all provisions of which Trust Agreement it is expressly made subject. It is expressly understood and agreed that nothing in this document contained shall be construed as creating any liability whatsoever against the Trustee, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied herein contained, to keep preserve or sequester any property of said Trust and that all personal liability of said Trustee is hereby expressly waived, and so far as the parties hereto are concerned they shall look solely to the Trust Estate from time to time subject to the provisions of said Trust Agreement for the payment thereof.

                                    LANDLORD:

                                               CHICAGO TITLE AND TRUST
                                                 COMPANY, an Illinois
                                                 corporation, as Trustee
                                                 as aforesaid


                                               By:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------
                                               Attest:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

STATE OF ILLINOIS:        )
                          )  SS.
COUNTY OF COOK            )

        On the ____ day of __________, 1988, before me personally came _______________, to me known, who, being duly sworn by me did depose and say he resides at _________________, that he is the _________________ of MORTON
THIOKOL, INC., a Delaware corporation, the corporation mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of Board of Directors of said Corporation.

                                        -----------------------------
                                               Notary Public
                                            My Commission Expires:

                                        -----------------------------

STATE OF ILLINOIS:        )
                          )  SS.
COUNTY OF COOK            )

        On the ____ day of __________, 1988, before me personally came ________________, to me known, who, being duly sworn by me did depose and say he resides at ____________________, that he is the _______________ of MORTON
THIOKOL, INC., a Delaware corporation, the corporation mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of Board of Directors of said Corporation.

                                        -----------------------------
                                               Notary Public
                                            My Commission Expires:

                                        -----------------------------

STATE OF ILLINOIS:        )
                          )  ss.
COUNTY OF COOK            )

        On the ___ day of _________, 1988, before me personally came _________________, to me known, who, being duly sworn by me did depose and say he resides at _________________, that he is the ____________________ of SWISS
BANK CORPORATION, a branch of a banking corporation organized under the laws of Switzerland, the corporation mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of Board of Directors of said Corporation.

                                        -----------------------------
                                               Notary Public
                                            My Commission Expires:

                                        -----------------------------




STATE OF ILLINOIS:        )
                          )  ss.
COUNTY OF COOK            )

        On the ___ day of __________, 1988, before me personally came _______________, to me known, who, being duly sworn by me did depose and say he resides at ____________________, that he is the _______________ of SWISS BANK
CORPORATION, a branch of a banking corporation organized under the laws of Switzerland, the corporation mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of Board of Directors of said Corporation.

                                        -----------------------------
                                               Notary Public
                                            My Commission Expires:

                                        -----------------------------

STATE OF ILLINOIS:        )
                          )  ss.
COUNTY OF COOK            )

        On the ___ day of _________, 1988, before me personally came ________________, to me known, who, being duly sworn by me did depose and say he resides at _________________, that he is the __________________ of CHICAGO TITLE
AND TRUST COMPANY, an Illinois corporation, the corporation mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of Board of Directors of said Corporation.

                                        -----------------------------
                                               Notary Public
                                            My Commission Expires:

                                        -----------------------------



STATE OF ILLINOIS:        )
                          )  ss.
COUNTY OF COOK            )

        On the ___ day of ________, 1988, before me personally came _____________, to me known, who, being duly sworn by me did depose and say he resides at ____________________, that he is the __________________ of CHICAGO
TITLE AND TRUST COMPANY, an Illinois corporation, the corporation mentioned in, and which executed the foregoing instrument and that he signed his name thereto by order of Board of Directors of said Corporation.

                                        -----------------------------
                                               Notary Public
                                            My Commission Expires:

                                        -----------------------------

                   EXHIBIT A TO SUBORDINATION, NON-DISTURBANCE
                          AND ATTORNMENT AGREEMENT FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                            LEGAL DESCRIPTION OF LAND
                            -------------------------

PARCEL 1 (THE FEE PARCEL):

ALL OF WEST WATER STREET LYING SOUTH OF THE SOUTH LINE OF RANDOLPH STREET, LYING NORTH OF THE NORTH LINE OF WASHINGTON STREET, LYING WEST OF AND ADJOINING WHARFING LOTS 1 TO 5, BOTH INCLUSIVE, IN BLOCK "0" IN ORIGINAL TOWN OF CHICAGO IN THE SOUTH PART OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND LYING EAST OF A DIRECT LINE DRAWN FROM A POINT ON THE SOUTH LINE OF LOT 9 IN BLOCK 44 IN ORIGINAL TOWN OF CHICAGO, 41.87 FEET EAST OF THE SOUTH WEST CORNER OF SAID LOT 9, TO A POINT ON THE NORTH LINE OF LOT 1 IN SAID BLOCK 44, 85.70 FEET EAST OF THE NORTH WEST CORNER OF SAID LOT 1, AS SHOWN AND LOCATED ON THE PLAT RECORDED AUGUST 18, 1855, AS DOCUMENT NUMBER 62008 IN COOK COUNTY, ILLINOIS.

PARCEL 2 (THE GROUND LEASE PARCEL):

THAT PART OF LOTS 1, 4, 5, 8 AND 9 LYING WEST OF A DIRECT LINE DRAWN FROM THE POINT OF INTERSECTION OF THE WEST LINE OF WEST WATER STREET AND THE SOUTH LINE OF SAID LOT 9, BEING A POINT ON THE SOUTH LINE OF LOT 9 APPROXIMATELY 41.87 FEET EAST OF THE SOUTH WEST CORNER OF LOT 9, TO THE POINT OF INTERSECTION OF THE WEST LINE OF WEST WATER STREET AND THE NORTH LINE OF LOT 1, BEING APPROXIMATELY 85.70 FEET EAST OF THE NORTH WEST CORNER OF LOT 1 IN BLOCK 44 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE MAP OF THE TOWN OF CHICAGO BY JAMES THOMPSON DATED AUGUST 4, 1830 AND FILED FOR RECORD MAY 29, 1837 AND RECORDED JULY 6, 1837 IN BOOK H OF MAPS, PAGE 298 AS DOCUMENT 5060 IN COOK COUNTY, ILLINOIS.

                          EXHIBIT I TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                              RULES AND REGULATIONS
                              ---------------------

        1. The sidewalks, halls, passages, and stairways shall not be obstructed by Tenant and Landlord shall retain the right of reasonable control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants. Nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. The Landlord shall from time to time establish reasonable security controls and regulations for the purpose of regulating access to the Building. Tenant shall cooperate and participate in all reasonable security programs affecting the Building.

        2. The sashes, sash doors, windows, glass lights and any lights or skylights that reflect or admit light into multi-tenant halls or other common areas of the Building shall not be covered or obstructed without Landlord's consent. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substances of any kind whatsoever shall be thrown therein.

        3. Tenant shall not install any curtain, blind, shade or screen in connection with any window or door of the Premises without Landlord's prior consent, which shall not be unreasonably withheld or delayed, provided that such curtain, blind, shade or screen does not affect the aesthetics of the exterior of the Building and does not increase the cost of cleaning. No awning shall be permitted on any part of the Premises.

        4. No safes or other objects heavier than the lift capacity of the freight elevators of the Building shall be brought into or installed on the Premises. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which is allowed by law. The moving of safes shall occur only between such hours as may be reasonably designated by, and only upon previous notice to, Landlord. Freight, furniture and other bulky matter shall be received into the Building and carried into the elevators during hours and in a manner reasonably approved by Landlord.

        5. Tenant shall not use or permit to be used any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner that is dangerous to other tenants and occupants of the Building by reason of noise, odor and/or vibrations, nor shall any animals or birds (except seeing eye dogs) be kept in or about the Building.

        6. Except for printing and cleaning solvents used in Tenant's printing and painting operations, which shall be used and stored in accordance with governmental regulations and manufacturer's specifications, Tenant shall not use or permit to be brought into or kept in the Premises or on the property any inflammable oils or fluids, or any explosive or other articles deemed hazardous to person or property; or do or permit to be done any act or thing which will invalidate or be in conflict with fire or other insurance policies covering the property or its operation, or the Premises, or part of either; or do or permit to be done anything in or upon the Premises which shall not comply with all rules, orders, regulations or requirements of the Illinois Inspection and Rating Bureau, the Fire Insurance Rating Organization, the Board of Fire Underwriters, or any similar organization (and Tenant shall at all times comply with all set rules, regulations or requirements), or which shall increase the rate of insurance on the Building, its appurtenances or contents. If by reason of the failure of Tenant to comply with the provisions of this paragraph, any insurance payable by Landlord for all or any part of the Building increased above normal insurance premiums for insurance not covering the items aforesaid, Landlord shall have the right specified in Paragraph 12 of the Lease.

        7. Tenant, upon termination of the tenancy, shall deliver to Landlord all keys of offices, rooms and toilet rooms which have been furnished Tenant or which Tenant shall have made.

        8. Except as permitted in the Lease and for normal decorating, Tenant shall not install any floor covering in the Premises without the Landlord's prior approval of the manner and method of applying such floor covering.

        9. On Saturdays (except from 8:00 A.M. to 1:00 P.M.), Sundays and Holidays (as defined in the Lease) and other days between the hours of 6:00 P.M. and 7:00 A.M. the following day, access to the Building, halls, corridors, elevators or stairways in the Building, may be restricted so that access may be gained only by exhibiting an appropriate security pass or by otherwise complying with the established building security regulations.

        10. Except as provided in the Lease, Tenant assumes responsibility for reasonably protecting the Premises from theft, robbery and pilferage which includes keeping doors locked and windows and other means of entry to the Premises closed.

        11. Door keys or other entry devices for doors in the Premises will be furnished at the commencement of the Lease by Landlord. Tenant shall have the absolute right to affix additional locks or other entry devices on doors to and throughout the Premises, provided Tenant furnishes Landlord with door keys for such additional locks or access for other entry devices.

        12. Tenant shall cooperate reasonably with Landlord to assure the most effective operation of the Building's heating and air conditioning and Tenant shall refrain from adjusting any controls of the Building's heating and air-conditioning other than of thermostats in the Premises installed for Tenant's use. Tenant shall keep public corridor doors closed and shall not open any windows except that if the air circulation shall not be in operation, windows which are openable may be opened.

        13. Except as permitted in the Lease, Tenant shall not do any cooking in the Premises.

        14. Except as permitted in the Lease, Tenant shall not paint, display, inscribe or affix any sign, trademark, picture, advertising, notice, lettering or direction on any part of the outside or inside of the Building, or on the Premises, except on the public hallway doors of the Premises.

        15. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto. Other than Tenant for so long as Tenant has the right to name the Building pursuant to the terms of the Lease, no occupant or other tenant of the building (other than Tenant) shall use the name of the Building for any purpose other than street address, or use any picture or likeness of the Building, or any other name by which the Building may from time to time be known on any letterhead, envelope, circular, notice, advertisement, container or wrapping material without the prior written consent of Landlord.

        16. Except as provided in the Lease, Tenant shall not place any radio or television antenna aerial wires or other equipment in any part of the inside or outside of the Building other than the inside of the Premises; operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises, operate any electrical device which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere.

        17. Tenant shall not place anything or allow anything to be placed near the glass of any door, partition, or window which may be unsightly from outside the Premises; take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally taken in or out through the trucking concourse or service doors or in or on freight elevators; or, whether temporarily, or otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any passageway, exit, stairway, elevator, shipping platform, or truck concourse. Tenant shall lend its reasonable cooperation to keep such areas free from all obstructions and in a clean and sightly condition and move all supplies, furniture and equipment promptly after receipt directly to the Premises and move all such items and waste, other than waste customarily removed by employees of the Building, being taken from the Premise directly to the shipping platform at or about the time arranged for removal therefrom.

        18. Except as permitted under the Lease and for normal decorating, Tenant shall not do any painting or decorating in the Premises, or mark, paint, cut or drill into, drive nails or screws into, or in any way deface any part of the Premises or the Building, outside or inside, without the prior written consent of Landlord.

        19. Bicycles shall not be permitted in the Building, except in designated locations which are reasonably acceptable to Tenant and Landlord.

                          EXHIBIT J TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                               MEMORANDUM OF LEASE
                               -------------------

        This Memorandum of Lease dated as of August 31, 1988 by and between Chicago Title and Trust Company, not personally but solely as Trustee under Trust Agreement dated April 16, 1985 and known as Trust No. 1086781 (hereinafter referred to as "Landlord"), and Morton Thiokol, Inc., a Delaware corporation (hereinafter called "Tenant").

                                   WITNESSETH:

        That by lease (hereinafter called "Lease") made as of August 31, 1988, Landlord has demised and leased to Tenant, and Tenant has leased from Landlord the Premises ("Premises") commonly known as the 25th through 36th floors in the building (the "Building") constructed on the land legally described on Exhibit "1" attached hereto and made an integral part hereof, and commonly known as 100 North Riverside in the City of Chicago, Cook County, Illinois, together with all appurtenances thereto, commencing on the completion of certain improvements to be installed in the Premises, for an initial term of sixty-five (65) years as to a portion thereof.

        This Memorandum of Lease is made and recorded to give notice of the existence of the tenancy created by the Lease. The Lease grants to Tenant certain rights to expand the Premises, and certain rights to extend the term of the Lease.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Lease to be fully executed and sealed as of the day and year first above written.

                                               LANDLORD:

                                               CHICAGO TITLE AND TRUST COMPANY,
                                               not personally but as Trustee
                                               aforesaid

ATTEST:                                        By:
       ----------------------------               ------------------------------
         Title:                                    Title
               --------------------                     ------------------------
                  (CORPORATE SEAL)


                                               TENANT:

                                               MORTON THIOKOL, INC., a Delaware
                                               corporation

ATTEST:                                        By:
       ----------------------------               ------------------------------
         Title:                                    Title
               --------------------                     ------------------------
                (CORPORATE SEAL)

This document was prepared by                  Street Address of Property:
[and when recorded return to]:                 All of vacated West Water
Keck, Mahin & Cate                             Street south of Randolph
8300 Sears Tower                               Street and north of
233 South Wacker Drive Drive                   Washington Street,
Chicago, Illinois 60606                        Chicago, Illinois
(312) 876-3481                                 P.I.N.____________________
Attention:  Dennis M. Wilson

STATE OF ILLINOIS         )
                          )  SS.
COUNTY OF COOK            )

        The foregoing instrument was acknowledged before me this ______ day of _________, by ____________________ and ___________________, the
__________________ and ____________________ respectively of Morton Thiokol, Inc.

                                                -------------------------------
                                                           Notary Public

My Commission Expires:_______________


STATE OF ILLINOIS         )
                          )  SS.
COUNTY OF COOK            )

        The foregoing instrument was acknowledged before me this _____ day of __________, by ________________________________ and
______________________________, the ____________________ and
_________________________ respectively of Chicago Title and Trust Company, as Trustee aforesaid.

                                                -------------------------------
                                                           Notary Public

My Commission Expires:__________

                      EXHIBIT 1 TO MEMORANDUM OF LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                            LEGAL DESCRIPTION OF LAND
                            -------------------------

PARCEL 1 (THE FEE PARCEL):

ALL OF WEST WATER STREET LYING SOUTH OF THE SOUTH LINE OF RANDOLPH STREET, LYING NORTH OF THE NORTH LINE OF WASHINGTON STREET, LYING WEST OF AND ADJOINING WHARFING LOTS 1 TO 5, BOTH INCLUSIVE, IN BLOCK "O" IN ORIGINAL TOWN OF CHICAGO IN THE SOUTH PART OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND LYING EAST OF A DIRECT LINE DRAWN FROM A POINT ON THE SOUTH LINE OF LOT 9 IN BLOCK 44 IN ORIGINAL TOWN OF CHICAGO, 41.87 FEET EAST OF THE SOUTH WEST CORNER OF SAID LOT 9, TO A POINT ON THE NORTH LINE OF LOT 1 IN SAID BLOCK 44, 85.70 FEET EAST OF THE NORTH WEST CORNER OF SAID LOT 1, AS SHOWN AND LOCATED ON THE PLAT RECORDED AUGUST 18, 1855, AS DOCUMENT NUMBER 62008 IN COOK COUNTY, ILLINOIS.

PARCEL 2 (THE GROUND LEASE PARCEL):

THAT PART OF LOTS 1, 4, 5, 8 AND 9 LYING WEST OF A DIRECT LINE DRAWN FROM THE POINT OF INTERSECTION OF THE WEST LINE OF WEST WATER STREET AND THE SOUTH LINE OF SAID LOT 9, BEING A POINT ON THE SOUTH LINE OF LOT 9 APPROXIMATELY 41.87 FEET EAST OF THE SOUTH WEST CORNER OF LOT 9, TO THE POINT OF INTERSECTION OF THE WEST LINE OF WEST WATER STREET AND THE NORTH LINE OF LOT 1, BEING APPROXIMATELY 85.70 FEET EAST OF THE NORTH WEST CORNER OF LOT 1 IN BLOCK 44 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE MAP OF THE TOWN OF CHICAGO BY JAMES THOMPSON DATED AUGUST 4, 1830 AND FILED FOR RECORD MAY 29, 1837 AND RECORDED JULY 6, 1837 IN BOOK H OF MAPS, PAGE 298 AS DOCUMENT 5060 IN COOK COUNTY, ILLINOIS.

                          EXHIBIT K TO OFFICE LEASE FOR
                             MORTON THIOKOL BULIDING
                               100 NORTH RIVERSIDE
                               -------------------

                          ROOFTOP COMMUNICATIONS SPACE
                          ----------------------------

                                [EXHIBIT OMITTED]

                          EXHIBIT L TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                               CAFETERIA LOCATION
                               ------------------

                                [EXHIBIT OMITTED]

                          EXHIBIT M TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                 EXPANSION SPACE
                                 ---------------

If none or part of the 24th floor is leased by Tenant as Part 4, the initial sequence of Expansion Space will be as shown in Column 1, below.

If the 24th floor or the 24th floor and part of the 23rd floor are leased by Tenant as Part 4, the initial sequence of Expansion Space will be as shown in Column 2, below.

If the 24th floor and the 23rd floor or the 24th floor, 23rd floor and part of the 22nd floor are leased by Tenant as Part 4, the initial sequence of Expansion Space will be as shown in Column 3, below.

If the 24th, 23rd, and 22nd floors are leased by Tenant as Part 4, the initial sequence of Expansion Space will be as shown in Column 4.

In order to be deemed to have offered to Tenant Expansion Space which constitutes the eastern half of a floor, Landlord must include in such Expansion Space at least that area shaded on the plan on page M-2.

               INITIAL SEQUENCE SHOWING YEARS IN WHICH HALF FLOORS
               ---------------------------------------------------
                        ARE TO BE AVAILABLE FOR EXPANSION
                        ---------------------------------

     FLOOR            COLUMN 1              COLUMN 2             COLUMN 3              COLUMN 4
     -----            --------              --------             --------              --------
24*                      5th                   -                     -                     -
23*                     10th                   5th                   -                     -
22 (east half)          15th                  10th                   5th                   -
22 (west half)          20th                  15th                  10th                   5th
21 (east half)          25th                  20th                  15th                  10th
21 (west half)          30th                  25th                  20th                  15th
20 (east half)          35th                  30th                  25th                  20th
20 (west half)          40th                  35th                  30th                  25th
19 (east half)          45th                  40th                  35th                  30th
19 (west half)          50th                  45th                  40th                  35th
18 (east half)          55th                  50th                  45th                  40th
18 (west half)          60th                  55th                  50th                  45th
17 (east half)           -                    60th                  55th                  50th
17 (west half)           -                     -                    60th                  55th
16 (east half)           -                     -                     -                    60th

* Since the 23rd and the 24th floors are partially used for mechanical space, it is agreed that the portions of the floors which are not mechanical space are equivalent to half floors.

                          EXHIBIT M TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                 EXPANSION SPACE
                                 ---------------

                                [EXHIBIT OMITTED]

                          EXHIBIT N TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                              CPI ADJUSTMENT LIMITS
                              ---------------------

                                                  FRACTION LIMITS
                          FRACTION                FOR BALANCE OF
CPI YEAR             LIMITS FOR PART 1                PREMISES
--------             -----------------            ---------------
     1                     2/100                           2/100
     2                     4.04/100                        4/100
     3                     6.12/100                        6/100
     4                     8.24/100                        8/100
     5                    10.41/100                       10/100
     6                    12.62/100                       12/100
     7                    14.87/100                       14/100
     8                    17.17/100                       16/100
     9                    19.51/100                       18/100
    10                    21.90/100
    11                    24.34/100
    12                    26.82/100
    13                    29.36/100
    14                    31.19/100

                          EXHIBIT O TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                                 ZONING LAWSUIT
                                 --------------

American National Bank and Trust Company, as Trustee under Trust Number 49223, Plaintiff, v. The City of Chicago, a municipal corporation, Defendant, and Rubloff, Inc., a corporation, Intervenor-Defendant, No. 87 CH 9660, in the Circuit Court of Cook County, Illinois, County Department, Chancery Division.

                          EXHIBIT P TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               -------------------

                              IBT ENTRANCE SIGNAGE
                              --------------------

                                [EXHIBIT OMITTED]

                          WXHIBIT Q TO OFFICE LEASE FOR
                             MORTON THIOKOL BUILDING
                               100 NORTH RIVERSIDE
                               ------------------

                            OFFERED SPACE 19TH FLOOR
                            ------------------------

                                [EXHIBIT OMITTED]

                                    EXHIBIT C

        The attached demolition and alterations are approved subject to any necessary consents by Landlord under the Master Lease and provided that the alterations are consistent in design with and of a quality comparable to the existing improvements.